                                                                   Exhibit 10.37




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                          SECURITIES PURCHASE AGREEMENT

                                  BY AND AMONG

                          TRANSTECHNOLOGY CORPORATION,

                                       AND

                       J. H. WHITNEY MEZZANINE FUND, L.P.
                     ALBION ALLIANCE MEZZANINE FUND I, L.P.

                     ALBION ALLIANCE MEZZANINE FUND II, L.P.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                          FLEET CORPORATE FINANCE, INC.

                                       AND

                             CITIZENS CAPITAL, INC.

                       ----------------------------------
                           DATED AS OF AUGUST 29, 2000

                       ----------------------------------





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                                TABLE OF CONTENTS


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                                                                                                    PAGE NO.
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
ARTICLE 1         DEFINITIONS............................................................................2
                  1.1      DEFINITIONS...................................................................2
                  1.2      ACCOUNTING TERMS: FINANCIAL STATEMENTS.......................................14
                  1.3      KNOWLEDGE OF THE COMPANY.....................................................14

ARTICLE 2         PURCHASE AND SALE OF THE SECURITIES...................................................15
                  2.1      PURCHASE AND SALE OF THE WMF NOTE............................................15
                  2.5      CLOSING......................................................................16
                  2.6      FINANCIAL ACCOUNTING POSITIONS; TAX REPORTING................................16

ARTICLE 3         CONDITIONS TO THE RESPECTIVE OBLIGATIONS OF THE PURCHASERS TO
                  PURCHASE THE SECURITIES...............................................................16
                  3.1      REPRESENTATIONS AND WARRANTIES...............................................16
                  3.2      COMPLIANCE WITH THIS AGREEMENT...............................................16
                  3.3      SECRETARY'S CERTIFICATES.....................................................17
                  3.4      DOCUMENTS....................................................................17
                  3.5      PURCHASE OF SECURITIES PERMITTED BY APPLICABLE LAWS..........................17
                  3.6      Opinion of Counsel...........................................................17
                  3.7      APPROVAL OF COUNSEL TO THE PURCHASERS........................................17
                  3.8      CONSENTS AND APPROVALS.......................................................17
                  3.9      REGISTRATION RIGHTS AGREEMENT................................................18
                  3.12     NO MATERIAL JUDGMENT OR ORDER................................................18
                  3.13     PRO FORMA BALANCE SHEET......................................................18
                  3.14     GOOD STANDING CERTIFICATES...................................................18
                  3.15     NO LITIGATION................................................................18

ARTICLE 4         CONDITIONS TO THE OBLIGATIONS OF THE COMPANY TO ISSUE AND SELL THE SECURITIES.........19
                  4.1      REPRESENTATIONS AND WARRANTIES...............................................19
                  4.2      COMPLIANCE WITH THIS AGREEMENT...............................................19

ARTICLE 5         REPRESENTATIONS AND WARRANTIES OF THE COMPANY.........................................19
                  5.1      CORPORATE EXISTENCE AND POWER................................................19
                  5.2      CORPORATE AUTHORIZATION; NO CONTRAVENTION....................................20
                  5.3      GOVERNMENTAL AUTHORIZATION; THIRD PARTY CONSENTS.............................20
                  5.4      BINDING EFFECT...............................................................20
                  5.5      NO LEGAL BAR.................................................................20
                  5.7      COMPLIANCE WITH LAWS.........................................................21
                  5.8      NO DEFAULT OR BREACH.........................................................21
                  5.9      TITLE TO PROPERTIES..........................................................21
                  5.10     USE OF REAL PROPERTY.........................................................21
                  5.12     [SEC REPORTS;] FINANCIAL CONDITION...........................................23
                  5.13     ERISA -- PROHIBITED TRANSACTIONS.............................................24
                  5.14     DISCLOSURE...................................................................24
                  5.15     ABSENCE OF CERTAIN CHANGES OR EVENTS.........................................24
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

                  5.16     ENVIRONMENTAL MATTERS........................................................25
                  5.17     INVESTMENT COMPANY/GOVERNMENT REGULATIONS....................................25
                  5.18     SUBSIDIARIES.................................................................25
                  5.19     CAPITALIZATION...............................................................26
                  5.20     PRIVATE OFFERING.............................................................27
                  5.21     BROKER'S, FINDER'S OR SIMILAR FEES...........................................27
                  5.22     LABOR RELATIONS..............................................................27
                  5.23     EMPLOYEE BENEFIT PLANS.......................................................27
                  5.24     PATENTS, TRADEMARKS, ETC.....................................................29
                  5.25     POTENTIAL CONFLICTS OF INTEREST..............................................30
                  5.26     TRADE RELATIONS..............................................................30
                  5.27     OUTSTANDING BORROWINGS.......................................................30
                  5.28     MATERIAL CONTRACTS...........................................................31
                  5.29     INSURANCE....................................................................31
                  5.33     SOLVENCY.....................................................................31
                  5.34     OTHER DOCUMENTS..............................................................31
                  5.38     Operating Company............................................................32

ARTICLE 6         REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS......................................32
                  5.1      CORPORATE EXISTENCE AND POWER................................................32
                  6.1      AUTHORIZATION; NO CONTRAVENTION..............................................32
                  6.2      BINDING EFFECT...............................................................32
                  6.3      NO LEGAL BAR.................................................................33
                  6.4      PURCHASE FOR OWN ACCOUNT.....................................................33
                  5.6      LITIGATION...................................................................33
                  6.6      BROKER'S, FINDER'S OR SIMILAR FEES...........................................34
                  6.7      GOVERNMENTAL AUTHORIZATION; THIRD PARTY CONSENT..............................35

ARTICLE 7         INDEMNIFICATION.......................................................................35
                  7.1      INDEMNIFICATION..............................................................35
                  7.2      Procedure; Notification......................................................36
                  7.3      REGISTRATION RIGHTS AGREEMENT................................................37

ARTICLE 8          AFFIRMATIVE COVENANTS................................................................37
                  8.1      FINANCIAL STATEMENTS AND OTHER INFORMATION...................................37
                  8.2      Preservation of Corporate Existence..........................................40
                  8.3      PAYMENT OF OBLIGATIONS.......................................................41
                  8.4      COMPLIANCE WITH LAWS.........................................................41
                  8.5      RESERVATION OF SHARES........................................................41
                  8.6      INSPECTION...................................................................41
                  8.7      PAYMENT OF NOTE..............................................................42
                  8.8      INSURANCE....................................................................42
                  8.9      BOOKS AND RECORDS............................................................42
                  8.10     USE OF PROCEEDS..............................................................42
                  8.11     BOARD NOMINEES...............................................................42

ARTICLE 9         NEGATIVE COVENANTS....................................................................43
                  9.1      Fundamental Changes; Consolidations, Mergers and Acquisitions................43


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

                  9.2      TRANSACTIONS WITH AFFILIATES.................................................44
                  9.3      NO INCONSISTENT AGREEMENTS...................................................44
                  9.4      LIMITATION ON INDEBTEDNESS...................................................44
                  9.5       LIMITATION ON LIENS.........................................................46
                  9.6      Dispositions of Assets.......................................................47
                  9.7      Limitations on Restricted Payments...........................................48
                  9.8      Financial Covenants..........................................................48
                  9.1      Employee Benefit Plans.......................................................49
                  9.10     Limitation on Business of the Company........................................50
                  9.11     Investments..................................................................50
                  9.12     Contingent Obligations.......................................................50
                  9.13     Management Fees and Compensation.............................................50
                  9.14     Fiscal Year..................................................................50
                  9.15     Press Release; Public Offering Materials.....................................51
                  9.16     Subsidiaries.................................................................51
                  9.17     No Negative Pledges..........................................................51
                  9.18     No Restrictions on Subsidiary Distributions to the Company...................51
                  9.20     Tax Election.................................................................51

ARTICLE 10        PREPAYMENT............................................................................51
                  10.1     Optional Prepayment..........................................................51
                  10.2     Mandatory Prepayment.........................................................51

ARTICLE 11        MISCELLANEOUS.........................................................................52
                  11.1     SURVIVAL OF REPRESENTATIONS AND WARRANTIES...................................52
                  11.2     NOTICES......................................................................52
                  11.3     SUCCESSORS AND ASSIGNS.......................................................55
                  11.4     AMENDMENT AND WAIVER.........................................................55
                  11.5     SIGNATURES; COUNTERPARTS.....................................................56
                  11.6     HEADINGS.....................................................................56
                  11.7     GOVERNING LAW................................................................56
                  11.8     Determinations, Request or Consents..........................................56
                  11.9     JURISDICTION, JURY TRIAL WAIVER, ETC.........................................56
                  11.10    SEVERABILITY.................................................................57
                  11.11    RULES OF CONSTRUCTION........................................................57
                  11.12    ENTIRE AGREEMENT.............................................................57
                  11.13    CERTAIN EXPENSES.............................................................57
                  11.14    PUBLICITY....................................................................58
                  11.15    FURTHER ASSURANCES...........................................................58
                  11.16    OBLIGATIONS OF THE PURCHASERS................................................58
                  11.17    NO STRICT CONSTRUCTION.......................................................58


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                          SECURITIES PURCHASE AGREEMENT

     AGREEMENT, dated as of August 29, 2000, by and among TRANSTECHNOLOGY CORPORATION (the "COMPANY"), a Delaware corporation, and J. H. WHITNEY MEZZANINE FUND, L.P. ("WMF"), a Delaware limited partnership, ALBION ALLIANCE MEZZANINE FUND I, L.P. ("ALBION I"), a Delaware limited partnership, ALBION ALLIANCE MEZZANINE FUND II, L.P. ("ALBION II"), a Delaware limited partnership, THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES ("EQUITABLE"), a New York corporation, FLEET CORPORATE FINANCE, INC. ("FLEET"), a Massachusetts corporation, and CITIZENS CAPITAL, INC. ("CITIZENS"; and together with WMF, Albion I, Albion II, Equitable and Fleet, the "PURCHASERS" and, individually, a "PURCHASER"), a Massachusetts corporation.


                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Company wishes to sell to the Purchasers, and the Purchasers wish to purchase from the Company (i) subordinated promissory notes due August 29, 2005, in the aggregate principal amount of $75,000,000, and (ii) warrants to purchase an aggregate of 427,602 shares of common stock, $.01 par value per share, of the Company (the "COMMON STOCK"), in each case upon the terms and subject to the conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1

                                   DEFINITIONS
                                   -----------

     1.1 DEFINITIONS. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

     "ACQUISITION CLOSING DATE" shall mean the date of completion of any Approved Acquisition.

     "AFFILIATE" shall mean any Person (a) directly or indirectly controlling, controlled by, or under common control with, the Company, (b) directly or indirectly owning or holding five percent (5%) or more of any equity interest in the Company, or (c) five percent (5%) or more of whose voting stock or other equity interest is directly or indirectly owned or held by the Company. For purposes of this definition, "control" (including with correlative meanings, the terms "controlling", "controlled by" and under "common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

     "AGREEMENT" shall mean this Agreement, including the exhibits and schedules attached hereto, as the same may be amended, supplemented or modified in accordance with the terms hereof.

     "ALBION/EQUITABLE NOTES" shall mean the Notes purchased pursuant to Sections 2.1(b), (c) and (d) hereof.

     "APPROVED ACQUISITION" shall mean any acquisition ("ACQUISITION") by the Company or any of its Subsidiaries of all of the shares or all or substantially all of the assets of a corporation or business, as the case may be, whose operations are substantially concentrated in the Business (such corporation or business, the "TARGET"), PROVIDED THAT either (i) the aggregate consideration, whether in cash, property or shares of capital stock of the Company or any of its Subsidiaries payable by the Company or any of its Subsidiaries (including the full amount of any contingent payment potentially payable by the Company or any of its Subsidiaries pursuant to any post-closing adjustment to the purchase price, earn-out, or otherwise) does not, when aggregated with the amount of Indebtedness being assumed by the Company or any of its Subsidiaries or remaining outstanding immediately after the closing date of such acquisition, exceed $10,000,000 on such closing date or, when combined with the aggregate consideration received and Indebtedness assumed or outstanding in respect of all Acquisitions consummated within the twelve months immediately preceding such closing date, does not exceed $25,000,000 or (ii) such acquisition is approved in writing prior to the closing date thereof by the Requisite Noteholders, and PROVIDED FURTHER that in each case, each of the following conditions, if applicable, are either fulfilled or are waived in writing by the Requisite
Noteholders:

          (a) the acquisition of the Target is to be concluded pursuant to negotiated agreements with the Target or its owners or other controlling interests and approved by the Target's board of directors or other governing body, and not as a result of a hostile tender or otherwise without the Target's acquiescence;

          (b) upon completion of the proposed acquisition, the assets of the Target shall be subject to no lien, encumbrance, mortgage, pledge, charge, restriction or other security other than liens which would be Permitted Encumbrances hereunder and lessor's interests under the Capitalized Lease Obligations of the Target being assumed by the purchaser;

          (c) no Default or Event of Default shall have occurred and be continuing at the time of completion of the proposed acquisition, and no Default or Event of Default would result therefrom;

          (d) without limiting the requirement in clause (c) above, (i) upon completion of the proposed acquisition, the Company and its Subsidiaries (including the Target from and after the proposed date of completion of such acquisition) shall be in compliance with the financial covenants set forth in
Section 9.8 immediately following acquisition of the Target, and (ii) in the event that the total consideration payable in connection with such acquisition exceeds $5,000,000, the Company shall have delivered to the Purchasers prior to the applicable Acquisition Closing Date PRO FORMA financial statements in form and substance satisfactory to the Requisite Noteholders evidencing such compliance, certified by the principal financial or accounting officer of the Company;

          (e) upon completion of any proposed acquisition by purchase of the shares or other equity interests of the Target, the Target shall either be the Company or one of its Subsidiaries, with the Company or such Subsidiary as the surviving entity, or, if the Target continues in existence as a Subsidiary of the Company or one of its Subsidiaries, it shall do so in compliance with and subject to the conditions set forth herein;

          (f) the Target's operating income, determined in accordance with generally accepted accounting principles, for the twelve (12) months immediately preceding the proposed Acquisition Closing Date shall be greater than zero; and

          (g) the Purchasers shall have received reasonably detailed written notice of the proposed acquisition at least fifteen (15) Business Days' prior to the proposed Acquisition Closing Date.

     "ASSET DISPOSITION" shall mean the disposition, whether by sale, lease, transfer, loss, damage, destruction, condemnation or otherwise of any of the following: (a) any of the stock of or equity interests in the Company or any of its Subsidiaries or (b) any or all of the assets of the Company or any of its Subsidiaries other than sales of inventory in the ordinary course of business. "NET PROCEEDS" of any Asset Disposition means Cash proceeds received by the Company or any of its Subsidiaries from any Asset Disposition (including insurance proceeds, awards of condemnation, and payments under notes or other debt securities received in connection with any Asset Disposition), net of (x) the costs of such sale, lease, transfer or other disposition (including Taxes attributable to such sale, lease or transfer), and (y) amounts applied to repayment of Indebtedness secured by a Lien on the asset or property disposed.

     "BUSINESS" shall mean businesses engaged in by Company and its Subsidiaries at the Closing Date, and businesses reasonably related or incidental thereto.

     "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law or executive order to close.

     "BY-LAWS" shall mean, unless the context in which such term is used otherwise requires, the By-laws of the Company or any of its Subsidiaries as in effect on the Closing Date.

     "CAPITAL ASSETS" shall mean fixed assets, both tangible (such as land, buildings, fixtures, machinery and equipment) and intangible (such as patents, copyrights, trademarks, franchises and good will); PROVIDED that Capital Assets shall not include any item customarily charged directly to expenses or depreciated over a useful life of twelve (12) months or less in accordance with GAAP.

     "CAPITAL EXPENDITURES" shall mean as to any Person, amounts paid or indebtedness incurred by such Person in connection with the purchase or lease by such Person of Capital Assets that would be required to be capitalized and shown on the balance sheet of such Person in accordance with GAAP.

     "CAPITALIZED LEASE" shall mean any lease (unless otherwise stated, under which the Company or any of its Subsidiaries is the lessee or obligor), the discounted future rental payment obligations under which are required to be capitalized on the balance sheet of the lessee or obligor in accordance with generally accepted accounting principles.

     "CAPITAL LEASE OBLIGATIONS" of any Person shall mean the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP consistently applied and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP consistently applied. The determination of Capital Lease Obligations at the relevant time of determination with respect to the Company and its Subsidiaries shall be made on a consolidated basis in accordance with GAAP consistently applied.

     "CASH" shall mean the currency of the United States of America.

     "CASH EQUIVALENTS" shall mean: (i) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one (1) year from the date of acquisition thereof;
(ii) commercial paper maturing no more than one (1) year from the date issued and, at the time of acquisition, having a rating of at least A-1 from Standard & Poor's rating service or a least P-1 from Moody's Investors Service, Inc., (iii) certificates of deposit or bankers' acceptances maturing within one (1) year from the date of issuance thereof issued by, or overnight reverse repurchase agreements from, any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia having combined capital and surplus of not less than $500,000,000; (iv) time deposits maturing no more than thirty (30) days from the date of creation thereof with commercial banks having membership in the Federal Deposit Insurance Corporation in amounts not exceeding the lesser of $100,000 or the maximum amount of insurance applicable to the aggregate amount of the Company's and its Subsidiaries, deposits at such institution; and (v) deposits or investments in mutual or similar funds offered or sponsored by brokerage or other companies having membership in the Securities Investor Protection Corporation in amounts not exceeding the lesser of $100,000 or the maximum amount of insurance applicable to the aggregate amount of the Company's and its Subsidiaries, deposits at such institution.

     "CERCLA" has the meaning set forth in the definition of "Environmental Laws" below.

     "CERTIFICATE OF INCORPORATION" shall mean, unless the context in which it is used shall otherwise require, the Certificate of Incorporation of the Company or any of its Subsidiaries as in effect on the Closing Date.

     "CLOSING" shall have the meaning assigned to that term in Section 2.3.

     "CLOSING DATE" shall have the meaning assigned to that term in Section 2.3.

     "CODE" shall mean the Internal Revenue Code of 1986, as amended, or any successor statute thereto.

     "COMMISSION" shall mean the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

     "COMMON STOCK" shall have the meaning assigned to that term in the second Whereas clause hereof, or any other capital stock of the Company into which such stock is reclassified or reconstituted.

     "COMPLIANCE CERTIFICATE" shall have the meaning given in Section 8.1(c).

     "CONDITION OF THE COMPANY" shall mean the assets, business, properties, prospects operations, or financial condition of the Company and its Subsidiaries, taken as a whole.

     "CONSOLIDATED" or "CONSOLIDATED" shall mean with reference to any term defined herein, that term as applied to the accounts of the Company and its Subsidiaries, consolidated in accordance with GAAP.

     "CONSOLIDATED ADJUSTED EBITDA" shall mean with respect to any period, Consolidated EBITDA PLUS to the extent that during such period any Approved Acquisition shall have been completed, the Earnings Before Interest and Taxes, before provision for any depreciation or amortization, attributable to the operations of the applicable Target during the period prior to the applicable Acquisition Closing Date included in such period, but only to the extent evidenced by audited financial statements of the Target or as otherwise approved in writing by the Requisite Noteholders prior to such Acquisition Closing Date, PROVIDED that such Earnings before Interest and Taxes may include the amount of any cost savings directly attributable to such Approved Acquisition, to the extent that such savings are either (i) recognized by Regulation S-X under the Exchange Act, or (ii) approved in writing by the Requisite Noteholders prior to such Acquisition Closing Date, all as determined in accordance with GAAP.

     "CONSOLIDATED EBITDA" shall mean with respect to any period, Earnings Before Interest and Taxes for such period, before provision for any depreciation and amortization, as determined in accordance with GAAP.

     "CONSOLIDATED NET INCOME (OR DEFICIT)" shall mean the consolidated net income (or deficit) or the Company and its Subsidiaries, after deduction of all expenses, taxes and other proper charges, determined in accordance with GAAP.

     "CONSOLIDATED NET WORTH" shall mean the excess of Consolidated Total Assets over Consolidated Total Liabilities, LESS, to the extent otherwise includable in the computation of Consolidated Net Worth, any subscriptions receivable.

     "CONSOLIDATED TOTAL ASSETS" shall mean all assets of the Company and its Subsidiaries determined on a consolidated basis in accordance with GAAP.

     "CONSOLIDATED TOTAL INTEREST EXPENSE" shall mean for any period, the aggregate amount of interest required to be paid by the Company and its Subsidiaries during such period on all Indebtedness of the Company and its Subsidiaries outstanding during all or any part of such period, whether such interest was or is required to be reflected as an item of expense or capitalized, including payments consisting of cash interest in respect of Subordinated Debt or Capitalized Leases and including commitment fees, agency fees, facility fees and similar fees or expenses in connection with the borrowing of money, but EXCLUDING all non-cash payments, including without limitation the payment-in-kind of interest on any Subordinated Debt of the Company or the non-cash amortization of fees paid with respect to the Senior Credit Agreement.

     "CONSOLIDATED TOTAL LIABILITIES" shall mean all liabilities of the Company and its Subsidiaries determined on a consolidated basis in accordance with GAAP and all Indebtedness of the Company and its Subsidiaries, whether or not so classified.

     "CONTINGENT OBLIGATION" as applied to any Person, shall mean any direct or indirect liability, contingent or otherwise, of that Person: (i) with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; (ii) with respect to any letter of credit issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings; or (iii) under any foreign exchange contract, currency swap agreement, interest rate swap agreement or other similar agreement or arrangement designed to alter the risks of that Person arising from fluctuations in currency values or interest rates. Contingent Obligations shall include (a) the direct or indirect guaranty, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of another, (b) the obligation to make take-or-pay or similar payments if required regardless of nonperformance by any other party or parties to an agreement, and (c) any liability of such Person for the obligations of another through any agreement to purchase, repurchase or otherwise acquire such obligation or any property constituting security therefor, to provide funds for the payment or discharge of such obligation or to maintain the solvency, financial condition or any balance sheet item or level of income of another. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported or, if not a fixed and determined amount, the maximum amount so guaranteed.

     "CONTRACTUAL OBLIGATIONS" shall mean as to any Person, any provision of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument or arrangement (whether in writing or otherwise) to which such Person is a party or by which it or any of such Person's property is bound.

     "DEFINED BENEFIT PLAN" shall mean a defined benefit plan within the meaning of Section 3(35) of ERISA or Section 414(j) of the Code, whether funded or unfunded, qualified or non-qualified (whether or not subject to ERISA or the Code).

     "EARNINGS BEFORE INTEREST AND TAXES" shall mean the consolidated earnings (or loss) from the operations of the Company and its Subsidiaries for any period, after all expenses and other proper charges but before payment or provision for any income taxes or interest expense for such period, determined in accordance with GAAP, after eliminating therefrom (a) all non-cash items of income (or loss), other than depreciation and amortization otherwise included in consolidated earnings (or loss), and (b) without duplication, all non-recurring items of income (or loss) resulting from the discontinuation of operations but only to the extent that all assets characterized as belonging to or being employed in such operations are also excluded from Consolidated Total Assets pursuant to the definition thereof.

     "ENVIRONMENTAL LAWS" shall mean any applicable past, present or future federal, state, territorial, provincial, foreign or local law, common law doctrine, rule, order, decree, judgment, injunction, license, permit or regulation relating to environmental matters, including those pertaining to land use, air, soil, surface water, ground water (including the protection, cleanup, removal, remediation or damage thereof), public or employee health or safety or any other environmental matter, together with any other laws (federal, state, territorial, provincial, foreign or local) relating to emissions, discharges, releases or threatened releases of any pollutant or contaminant including, without limitation, medical, chemical, biological, biohazardous or radioactive waste and materials, into ambient air, land, surface water, groundwater, personal property or structures, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, discharge or handling of any contaminant, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. 9601 ET SEQ.) ("CERCLA"), the Hazardous Material Transportation Act (49 U.S.C. 1801 ET SEQ.), the Resource Conservation and Recovery Act (42 U.S.C. 6901 ET SEQ.) ("RCRA"), the Federal Water Pollution Control Act (33 U.S.C. 1251 ET SEQ.), the Clean Air Act (42 U.S.C. 1251 ET SEQ.), the Toxic Substances Control Act (15 U.S.C. 2601 ET SEQ.), and the Occupational Safety and Health Act (29 U.S.C. 651 ET SEQ.), as such laws have been, or are, amended, modified or supplemented heretofore or from time to time hereafter and any analogous future federal, or present or future state or local laws, statutes and regulations promulgated thereunder.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended and the rules and regulations promulgated thereunder.

     "ERISA AFFILIATE" shall mean a corporation that is or was a member of a controlled group of corporations with the Company within the meaning of section 4001(a) or (b) of ERISA or section 414(b) of the Code, a trade or business (including a sole proprietorship, partnership, trust, estate or corporation) that is under common control with Company within the meaning of section 414(m) of the Code, or a trade or business which together with Company is treated as a single employer under section 414(o) of the Code.

     "EVENT OF DEFAULT" shall have the meaning assigned to that term in the Notes.

     "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

     "EXERCISABLE SHARES" shall have the meaning assigned to that term in
Section 8.5 hereof.

     "FUNDED INDEBTEDNESS" shall mean at any time of determination, the aggregate principal amount of all funded Indebtedness for borrowed money whether classified as short term or long term (including, for the avoidance of doubt, all amounts outstanding under the Senior Credit Agreement and all Subordinated Debt of the Company and any of its Subsidiaries), PLUS all obligations, contingent and otherwise, to reimburse the issuer in respect of any letter of credit, performance bonds, bankers' acceptances, guarantees or other similar instruments, PLUS Capital Lease Obligations, of the Company and its Subsidiaries.

     "GAAP" shall mean generally accepted accounting principles in effect within the United States, consistently applied.

     "GOVERNMENTAL AUTHORITY" shall mean the government of any nation, state, city, locality or other political subdivision of any thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, regulation or compliance, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

     "HAZARDOUS MATERIALS" shall mean (i) any chemical pollutant, contaminant, pesticide, petroleum or petroleum product or byproduct radioactive substance, solid waste (hazardous or extremely hazardous), special, dangerous or toxic waste, hazardous or toxic substance, chemical or material regulated, listed, referred to, limited or prohibited under any Environmental Law, including without limitation: (i) friable or damaged asbestos, asbestos-containing material, polychlorinated biphenyls (PCBs), solvents and waste oil; (ii) any "hazardous substance" as defined under CERCLA or any environmental law, statute, regulation or rule; and (iii) any hazardous waste defined under RCRA or any Environmental Law.

     "INDEBTEDNESS" shall mean as to any Person (a) all obligations of such Person for borrowed money (including, without limitation, reimbursement and all other obligations with respect to surety bonds, unfunded credit commitments, letters of credit and bankers' acceptances, whether or not matured), (b) all indebtedness, obligations or liability of such Person (whether or not evidenced by notes, bonds, debentures or similar instruments) whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, or joint or several, that should be classified as liabilities in accordance with GAAP consistently applied, including, without limitation, any items so classified on a balance sheet and any reimbursement obligations in respect of letters of credit or obligations in respect of bankers acceptances,
(c) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable and accrued commercial or trade liabilities arising in the ordinary course of business, (d) all interest rate and currency swaps, caps, collars and similar agreements or hedging devices under which payments are obligated to be made by such Person, whether periodically or upon the happening of a contingency, other than such agreements or hedging device, required under the Senior Credit Agreement, as in effect on the date hereof, (e) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (f) all obligations of such Person under leases which have been or should be, in accordance with GAAP consistently applied, recorded as capital leases, (g) all indebtedness secured by any Lien (other than Liens in favor of lessors under leases other than leases included in clause (f) above) on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is non-recourse to the credit of that Person, and (h) any Contingent Obligation of such Person. The determination of the amount of the Indebtedness at the relevant time of determination with respect to the Company and its Subsidiaries shall be made on a consolidated basis in accordance with GAAP consistently applied.

     "INTERCREDITOR AGREEMENT" shall mean the Subordinated Indebtedness Intercreditor Agreement, dated as of the date hereof, among the Company and the Purchasers.

     "INTEREST EXPENSE" shall mean, with respect to the Company and its Subsidiaries on a consolidated basis for any period, the sum of (a) gross interest expense of the Company and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP consistently applied, including
(i) the amortization of debt discounts, (ii) the amortization of all fees payable in connection with the incurrence of Indebtedness to the extent included in interest expense, (iii) the portion of any payments or accruals with respect to Capital Lease Obligations allocable to interest expense and (iv) all commissions paid to factors during such period, and (b) any other capitalized interest of the Company and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP consistently applied.

     "INVESTMENT" shall mean (i) any direct or indirect purchase or other acquisition by the Company or any of its Subsidiaries of any beneficial interest in, including stock, partnership interest, membership interest or other equity securities of, any other Person (other than a Person that prior to the relevant purchase or acquisition was a Subsidiary Guarantor) or (ii) any direct or indirect loan, advance or capital contribution by the Company or any of its Subsidiaries to any other Person (other than a Subsidiary Guarantor), including all Indebtedness and accounts receivable from that other Person that are not current assets or did not arise from sales to that other Person in the ordinary course of business. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment.

     "LIEN" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, encumbrance, lien (statutory or other), charge, claim, restriction or preference, priority, right or other security interest or preferential arrangement of any kind or nature whatsoever (excluding preferred stock and equity related preferences) including, without limitation, those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a Capital Lease Obligation, or any financing lease having substantially the same economic effect as any of the foregoing.

     "MULTIEMPLOYER PLAN" shall mean a multiemployer plan within the meaning of
Section 3(37) or 4001(a)(3) of ERISA or Section 414(f) of the Code.

     "NOTES" shall mean the senior subordinated promissory notes in the aggregate principal amount of $75,000,000 referred to in the Whereas clause hereof, which notes are substantially in the form attached hereto as EXHIBIT A and shall include all payment-in-kind promissory notes issued by the Company as contemplated therein.

     "OUTSTANDING NOTES" shall mean Notes not held by the Company or any of its Affiliates.

     "OUTSTANDING BORROWINGS" shall mean all Indebtedness of the Company and its Subsidiaries for money borrowed that is outstanding at the relevant time of determination.

     "PERSON" shall mean any individual, firm, corporation, limited liability company, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, Governmental Authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

     "PLANS" shall have the meaning assigned to that term in Section 5.22 of this Agreement.

     "PRO FORMA BALANCE SHEET" shall mean the pro forma consolidated balance sheet of the Company and its Subsidiaries delivered pursuant to Section 3.1.

     "PURCHASERS" shall have the meaning set forth in the preamble of this Agreement.

     "RCRA" has the meaning set forth in the definition of "Environmental Laws."

     "REGISTRATION RIGHTS AGREEMENT" shall mean the Registration Rights Agreement substantially in the form attached hereto as EXHIBIT C.

     "REQUIREMENTS OF LAW" shall mean as to any Person, provisions of the Certificate of Incorporation and By-laws or other organizational or governing documents of such Person, or any law, treaty, code, rule, regulation, right, privilege, qualification, license or franchise or determination of an arbitrator or a court or other Governmental Authority, in each case applicable or binding upon such Person or any of such Person's property or to which such Person or any of such Person's property is subject or pertaining to any or all of the transactions contemplated or referred to herein.

     "REQUISITE NOTEHOLDERS" shall have the meaning assigned to such term in
Section 11.4(c).

     "RESTRICTED PAYMENT" shall mean: (i) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock, limited liability company interest, or partnership interest of the Company or any of its Subsidiaries now or hereafter outstanding, except a dividend payable solely in shares of that class of stock, limited liability company interest, or partnership interest to the holders of that class; (ii) any redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock, limited liability company interest or partnership interest of the Company or any of its Subsidiaries now or hereafter outstanding; (iii) any payment or prepayment of interest on, principal of, premium, if any, redemption, conversion, exchange, purchase, retirement, defeasance, sinking fund or similar payment with respect to, any Indebtedness subordinated to the Indebtedness existing pursuant to the Note and this Agreement; (iv) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock, limited liability company interest, or partnership interest of the Company or any of its Subsidiaries now or hereafter outstanding; and (v) any payment under any noncompete agreement.

     "SEC REPORTS" with respect to any Person shall mean all forms, reports, statements and other documents (including exhibits, annexes, supplements and amendments to such documents) required to be filed by it, or sent or made available by it to its security holders, under the Exchange Act, the Securities Act, any national securities exchange or quotation system or comparable Governmental Authority since the date of such Person's initial public offering.

     "SECURITIES" shall mean, collectively, the Notes and the Warrants.

     "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations thereunder as the same shall be in effect at the time.

     "SENIOR CREDIT AGREEMENT" shall mean the Second Amended and Restated Credit Agreement dated as of June 30, 1995, and amended and restated as of July 24, 1998 and further amended and restated as of August 31, 1999, among the Company, TransTechnology Seeger-Orbis GmbH, TransTechnology (GB) Limited, the Agent referred to herein, and the Lenders referred to therein.

     "SENIOR CREDIT DOCUMENTS" shall mean the Senior Credit Agreement and the other instruments and documents referred to therein or executed in connection therewith by the Company, any Guarantor or any other Subsidiary of the Company.

     "SENIOR FUNDED INDEBTEDNESS" shall mean at any time of determination, the aggregate principal amount of all Funded Indebtedness (other than Subordinated
Debt).

     "SENIOR INDEBTEDNESS" shall mean all Indebtedness of the Company and its Subsidiaries which is currently outstanding or incurred in the future pursuant to the Senior Credit Agreement.

     "SOLVENT" shall mean, with respect to the Company and its Subsidiaries considered as a whole, based on the Pro Forma Balance Sheet, that (i) the assets and the property of the Company and its Subsidiaries, considered as a whole, exceed the aggregate liabilities (including contingent and unliquidated liabilities) of the Company and its Subsidiaries, considered as a whole, (ii) after giving effect to the transactions contemplated by this Agreement and the other Transaction Documents, the Company and its Subsidiaries, considered as a whole, will not be left with unreasonably small capital, and (iii) after giving effect to the transactions contemplated by this Agreement, the Company and its Subsidiaries, considered as a whole, are able to both service and pay their liabilities as they mature. In computing the amount of contingent or unliquidated liabilities at any time, such liabilities will be computed as the amount that, in light of all the facts and circumstances existing at such time, represents the amount that is likely to become an actual or matured liability.

     "SUBORDINATED DEBT" shall mean unsecured Indebtedness of the Company or any of its Subsidiaries in an amount, containing other terms and conditions, and expressly subordinated and made junior to the payment and performance in full of the obligations under the Senior Credit Agreement, including, without limitation, Indebtedness under the Notes.

     "SUBORDINATION AGREEMENT" shall mean the Intercreditor and Subordination Agreement, dated the date hereof, among the Company, the Purchasers and Fleet National Bank, as Administrative Agent.

     "SUBSIDIARY" shall mean, with respect to any Person, a corporation or other entity of which more than 50% of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Company.

     "SUBSIDIARY GUARANTOR" shall have the meaning assigned to that term in
Section 3.14.

     "SUBSIDIARY GUARANTY" shall have the meaning assigned to that term in
Section 3.14.

     "TAX" shall mean any federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code Sec. 59A), customs duties, capital stock, franchise profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on-minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

     "TAX RETURN" shall mean any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

     "TRANSACTION DOCUMENTS" shall mean collectively, this Agreement, the Notes, the Warrants, the Registration Rights Agreement, the Intercreditor Agreement, the Subordination Agreement, and the Subsidiary Guaranty.

     "WARRANTS" shall mean the warrants referred to in the Whereas clause hereof, which warrants are substantially in the form attached hereto as EXHIBIT B.

     "WHITNEY" shall mean Whitney & Co.

     "WHOLLY OWNED SUBSIDIARY" shall mean any Subsidiary, all of the capital stock or other voting equity interest of which is owned by the Company directly and/or through other Wholly Owned Subsidiaries.

     "WHOLLY OWNED SUBSIDIARY GUARANTOR" shall mean any Subsidiary Guarantors, all of the capital stock or other voting equity interest of which is owned by the Company directly and/or through other Wholly Owned Subsidiary Guarantors.

     "WMF NOTE" shall mean the Note purchased pursuant to Section 2.1(a) hereof.

     "WMF PLEDGE" shall mean any pledge of the WMF Note, the WMF Warrant or the shares of stock issued upon exercise of the WMF Warrant pursuant to the terms of the partnership agreement or other agreement of WMF, pursuant to which WMF issued any bonds, promissory notes or other evidence or undebtedness.

     1.2 ACCOUNTING TERMS: FINANCIAL STATEMENTS. All accounting terms used herein and not expressly defined in this Agreement shall have the respective meanings given to them in conformance with GAAP. Financial statements and other information furnished after the date hereof pursuant to the Agreement or the other Transaction Documents shall be prepared in accordance with GAAP as in effect at the time of such preparation, PROVIDED, HOWEVER, that no "Accounting Changes" (as defined below) shall be taken into account in determining compliance with the financial covenants, standards or terms in this Agreement. The Company shall prepare footnotes to each Compliance Certificate and the financial statements required to be delivered hereunder that show the differences between the basis for calculating financial covenant compliance (the calculation of financial covenant compliance shall not be based upon nor reflect such Accounting Changes) and the financial statements delivered (which shall reflect such Accounting Changes). "ACCOUNTING CHANGES" means: (a) changes in accounting principles required by GAAP and implemented by the Company; (b) changes in accounting principles recommended by the Company's certified public accountants and implemented by the Company; (c) changes in carrying value of the Company's or any of its Subsidiaries' assets, liabilities or equity accounts resulting from (i) the application of purchase accounting principles (A.P.B. 16 and/or 17 and EITF 88-16 and FASB 109) to the purchase and sale of the Securities or the other transactions described in the Transaction Documents, or
(ii) as the result of any other adjustments that, in each case, were applicable to, but not included in, the Pro Forma Balance Sheet. All such adjustments resulting from expenditures made subsequent to the Closing Date (including, but not limited to, capitalization of costs and expenses or payment of pre-Closing Date liabilities) shall be treated as expenses in the period the expenditures are made; and (d) changes in the calculation of the estimated life of the assets of the Company's or of any of its Subsidiaries.

     1.3 KNOWLEDGE OF THE COMPANY. All references to the knowledge of the Company or to facts known by the Company shall mean actual knowledge or notice of the Chairman, Chief Executive Officer, President, Chief Financial Officer, Treasurer or other executive officer of the Company, including, without limitation, Robert White, Robert Tunno, Gerald Harvey, and their respective successors, or knowledge which such Person could reasonably have acquired through the exercise of due inquiry.

                                   ARTICLE 2

                       PURCHASE AND SALE OF THE SECURITIES
                       -----------------------------------

     2.1  PURCHASE AND SALE OF THE NOTES.

          (a) Subject to the terms and conditions herein set forth, the Company agrees that they will issue and sell to WMF, and WMF agrees that it will acquire from the Company on the Closing Date, (i) a Note in the principal amount of $30,000,000, for a purchase price of $29,914,479.50, and (ii) a Warrant to purchase 171,041 shares of Common Stock, for a purchase price of $85,520.50.

          (b) Subject to the terms and conditions herein set forth, the Company agrees that they will issue and sell to Albion I, and Albion I agrees that it will acquire from the Company on the Closing Date, (i) a Note in the principal amount of $4,000,000, for a purchase price of $3,988,597.50, and (ii) a Warrant to purchase 22,805 shares of Common Stock, for a purchase price of $11,402.50.

          (c) Subject to the terms and conditions herein set forth, the Company agrees that they will issue and sell to Albion II, and Albion II agrees that it will acquire from the Company on the Closing Date, (i) a Note in the principal amount of $8,500,000, for a purchase price of $8,475,769.00, and (ii) a Warrant to purchase 48,462 shares of Common Stock, for a purchase price of $24,231.00.

          (d) Subject to the terms and conditions herein set forth, the Company agrees that they will issue and sell to Equitable, and Equitable agrees that it will acquire from the Company on the Closing Date, (i) a Note in the principal amount of $12,500,000, for a purchase price of $12,464,366.50, and (ii) a Warrant to purchase 71,267 shares of Common Stock, for a purchase price of $35,633.50.

          (e) Subject to the terms and conditions herein set forth, the Company agrees that they will issue and sell to Fleet, and Fleet agrees that it will acquire from the Company on the Closing Date, (i) a Note in the principal amount of $12,500,000, for a purchase price of $12,464,366.50, and (ii) a Warrant to purchase 71,267 shares of Common Stock, for a purchase price of $35,633.50.

          (f) Subject to the terms and conditions herein set forth, the Company agrees that they will issue and sell to Citizens, and Citizens agrees that it will acquire from the Company on the Closing Date, (i) a Note in the principal amount of $7,500,000, for a purchase price of $7,478,620, and (ii) a Warrant to purchase 42,760 shares of Common Stock, for a purchase price of $21,380.00.

          (g) The Notes shall be substantially in the form attached hereto as EXHIBIT A, appropriately completed in conformity herewith, and the Warrants shall be substantially in the form attached hereto as EXHIBIT B, appropriately completed in conformity herewith.

     2.2  FEES AT CLOSING [INTENTIONALLY OMITTED].

     2.3 CLOSING. The purchase and issuance of the Securities shall take place at the closing (the "CLOSING") to be held at the offices of Morrison Cohen Singer & Weinstein, LLP, 750 Lexington Avenue, New York, New York 10022, at 10:00 a.m., Local Time, on August 29, 2000 (the "CLOSING DATE"). At the Closing, the Company shall deliver the Notes, and the Warrants to the Purchasers, in each case against delivery by the Purchasers of the purchase prices therefor. In each case, payment of such purchase prices shall be by wire transfer.

     2.4 FINANCIAL ACCOUNTING POSITIONS; TAX REPORTING. Each of the parties hereto agrees to take reporting and other positions with respect to the Securities which are consistent with the purchase price of the Securities set forth herein for all financial accounting purposes, unless otherwise required by applicable GAAP or Commission rules (in which case the parties shall take positions as so required by applicable GAAP or Commission rules). Each of the parties to this Agreement agrees to take reporting and other positions with respect to the Securities which are consistent with the purchase price of the Securities set forth herein for all other purposes, including without limitation, for all federal, state and local tax purposes.

                                   ARTICLE 3

                          CONDITIONS TO THE RESPECTIVE
                          OBLIGATIONS OF THE PURCHASERS
                           TO PURCHASE THE SECURITIES
                          -----------------------------

     The obligation of the Purchasers to purchase the Notes and the Warrants, to pay the purchase prices therefor at the Closing and to perform any obligations hereunder shall be subject to the satisfaction as determined by, or waived by, the Purchasers of the following conditions on or before the Closing Date; PROVIDED, HOWEVER, that any waiver of a condition shall not be deemed a waiver of any breach of any representation, warranty, agreement, term or covenant or of any misrepresentation by the Company, except to the extent expressly so waived. No Purchasers shall be obligated to purchase any securities to be purchased by it pursuant to this Agreement unless the purchase and sale of all other securities occurs simultaneously.

     3.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Article 5 hereof shall be true and correct at and as of the date hereof and the Closing Date as if made at and as of such date, and the Purchasers shall have received at the Closing a certificate to the foregoing effect, dated the Closing Date, and executed by the Chief Executive Officer, President or a Vice President of the Company.

     3.2 COMPLIANCE WITH THIS AGREEMENT. The Company and each of its Subsidiaries shall have performed and complied with all of its agreements and conditions set forth or contemplated herein that are required to be performed or complied with by the Company or such subsidiary on or before the Closing Date, and the Purchasers shall have received at the Closing a certificate to the foregoing effect, dated the Closing Date, and executed by the Chief Executive Officer, President or a Vice President of the Company.

     3.3 SECRETARY'S CERTIFICATES. The Purchasers shall have received certificates from the Company and each Subsidiary Guarantor, dated the Closing Date and signed by the Secretary or an Assistant Secretary of the Company or Subsidiary Guarantor, certifying (a) that the attached copies of the Certificate of Incorporation and By-laws of the Company or Subsidiary Guarantor, and resolutions of the Board of Directors of the Company or Subsidiary Guarantor approving the Transaction Documents to which it is a party and the transactions contemplated hereby and thereby are all true, complete and correct and remain unamended and in full force and effect, and (b) the incumbency and specimen signature of each officer of the Company or Subsidiary Guarantor executing any Transaction Document to which it is a party or any other document delivered in connection herewith and therewith on behalf of the Company or Subsidiary Guarantor.

     3.4 DOCUMENTS. The Purchasers shall have received true, complete and correct copies of (i) the SEC Reports of the Company and (ii) such agreements, schedules, exhibits, certificates, documents, financial information and filings as they may request in connection with or relating to the transactions contemplated hereby, all in form and substance satisfactory to the Purchasers.

     3.5 PURCHASE OF SECURITIES PERMITTED BY APPLICABLE LAWS. The acquisition of and payment for the Securities to be acquired by the Purchasers hereunder and the consummation of the transactions contemplated hereby and by the Transaction Documents (a) shall not be prohibited by any Requirement of Law, (b) shall not subject the Purchasers to any penalty under or pursuant to any Requirement of Law, and (c) shall be permitted by all Requirements of Law to which any Purchaser or the transactions contemplated by or referred to herein or in the Transaction Documents are subject; and the Purchasers shall have received such certificates or other evidence as they may reasonably request to establish compliance with this condition.

     3.6 OPINION OF COUNSEL. The Purchasers shall have received an opinion of outside counsel to the Company and its Subsidiaries, dated as of the Closing Date, relating to the transactions contemplated by or referred to herein, in form and substance acceptable to the Purchasers.

     3.7 APPROVAL OF COUNSEL TO THE PURCHASERS. All actions and proceedings hereunder and all agreements, schedules, exhibits, certificates, financial information, filings and other documents required to be delivered by the Company and each of its Subsidiaries hereunder or in connection with the consummation of the transactions contemplated hereby, and all other related matters, shall have been in form and substance acceptable to Morrison Cohen Singer & Weinstein, LLP, counsel to the Purchasers, in its reasonable judgment (including, without limitation, the opinion of counsel referred to in Section 3.6 hereof).

     3.8 CONSENTS AND APPROVALS. All consents, exemptions, authorizations, or other actions by, or notices to, or filings with, Governmental Authorities and other Persons in respect of all Requirements of Law and with respect to those Contractual Obligations of the Company and each of its Subsidiaries necessary, desirable, or required in connection with the execution, delivery or performance (including, without limitation, the payment of interest on the Notes and the issuance of Common Stock upon the exercise of the Warrants) by the Company and its Subsidiaries or the enforcement against the Company of the Transaction Documents to which it is a party shall have been obtained and be in full force and effect, and the Purchasers shall have been furnished with appropriate evidence thereof, and all waiting periods shall have lapsed without extension or the imposition of any conditions or restrictions.

     3.9 REGISTRATION RIGHTS AGREEMENT. The Company shall have duly executed and delivered the Registration Rights Agreement.

     3.10 NO MATERIAL JUDGMENT OR ORDER. There shall not be on the Closing Date any judgment or order of a court of competent jurisdiction or any ruling of any Governmental Authority or any condition imposed under any Requirement of Law which, in the reasonable judgment of the Purchasers, would prohibit the purchase of the Securities hereunder or subject the Purchasers to any penalty or other onerous condition under or pursuant to any Requirement of Law if the Securities were to be purchased hereunder.

     3.11 PRO FORMA BALANCE SHEET. The Company shall have delivered to the Purchasers as of July 30, 2000 a pro forma consolidated balance sheet of the Company and its Subsidiaries, certified by the chief financial officer of the Company that it presents fairly the pro forma adjustments reflecting the consummation of the transactions contemplated by the Transaction Documents, including all material fees and expenses in connection therewith.

     3.12 GOOD STANDING CERTIFICATES. The Company shall have delivered to the Purchasers good standing certificates for the Company and each of its Subsidiaries for each of their respective jurisdictions of incorporation and all other jurisdictions where they do business, dated as of no more than thirty (30) days before the Closing.

     3.13 NO LITIGATION. No action, suit or proceeding before any court or any Governmental Authority shall have been commenced or threatened, no investigation by any Governmental Authority shall have been commenced and no action, suit or proceeding by any Governmental Authority shall have been threatened against any Purchaser, the Company or Subsidiary (i) seeking to restrain, prevent or change the transactions contemplated hereby or questioning the validity or legality of any of such transactions, or (ii) which would, if resolved adversely to such Purchaser, Company or Subsidiary, severally or in the aggregate, materially and adversely affect the Condition of the Company.

     3.14 GUARANTIES. Purchasers shall have received a guaranty (a "SUBSIDIARY GUARANTY") duly executed and delivered by each Subsidiary of the Company organized under the laws of any state or the District of Columbia of the United States of America, Canada or Puerto Rico, as identified on SCHEDULE 5.17 (each, a "SUBSIDIARY GUARANTOR").

     3.15 BRIDGE FINANCING. Contemporaneously with the Closing, (i) the Bridge Notes and all other obligations under the Senior Subordinated Note Purchase Agreement dated as of August 31, 1999, among the Company and the Lenders and Holders referred to therein, and Fleet National Bank (formerly known as BankBoston, N.A.) as Administrative Agent, shall be satisfied in full and canceled (the "BRIDGE REPAYMENT"), (ii) all conditions for the release of all Warrants issued under the Warrant Agreement dated as of August 31, 1999, by and between the Company and State Street Bank and Trust Company to the Company for cancellation have been met (the "RELEASE") and (iii) the Purchasers shall receive evidence, to their reasonable satisfaction, of the Bridge Repayment and the Release.

     3.16 SUBORDINATION AGREEMENT. Purchaser shall have received the Subordination Agreement duly executed and delivered by Fleet National Bank, as Administrative Agent, and the Company.

                                   ARTICLE 4

                          CONDITIONS TO THE OBLIGATIONS
                 OF THE COMPANY TO ISSUE AND SELL THE SECURITIES
                 -----------------------------------------------

     The obligations of the Company to issue and sell the Securities and to perform its other obligations hereunder relating thereto shall be subject to the satisfaction as determined by, or waived by, the Company of the following conditions on or before the Closing Date:

     4.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Purchasers contained in Article 6 hereof shall be true and correct at and as of the date hereof and the Closing Date as if made at and as of such date.

     4.2 COMPLIANCE WITH THIS AGREEMENT. The Purchasers shall have performed and complied with all of their respective agreements and conditions set forth or contemplated herein that are required to be performed or complied with by the Purchasers on or before the Closing Date.

     4.3 SUBORDINATION AGREEMENT. The Company shall have received the Subordination Agreement duly executed and delivered by Fleet National Bank, as Administrative Agent, and the Purchasers.

                                   ARTICLE 5

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                  ---------------------------------------------

     The Company hereby represents and warrants to the Purchasers as follows:

     5.1  CORPORATE EXISTENCE AND POWER. The Company and each of its
Subsidiaries: (a) is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization; (b) has all requisite corporate or limited liability company power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently, or is currently proposed to be, engaged; (c) is, duly qualified as a foreign entity, licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, except to the extent that the failure to so qualify would not have a material adverse effect on the Condition of the Company; and (d) has the corporate or limited liability company power and authority to execute, deliver and perform its obligations under each Transaction Document to which it is or will be a party and to borrow hereunder, SCHEDULE 5.1 contains a true, complete and correct list of the Company and each Subsidiary and each jurisdiction where its ownership, lease or operation of property or the conduct of its business would require it to be qualified to do business as a foreign entity.

     5.2 CORPORATE AUTHORIZATION; NO CONTRAVENTION. The execution, delivery and performance by the Company of this Agreement and each other Transaction Document to which such it is or will be a party and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Securities: (a) have been duly authorized by all necessary corporate or limited liability company, and if required, stockholder or member action; (b) do not and will not contravene the terms of the Certificate of Incorporation, By-Laws or other organizational document of the Company or any Subsidiary, or any amendment thereof or any Requirement of Law applicable to such Person or such Person's assets, business or properties; (c) do not and will not (i) conflict with, contravene, result in any violation or breach of or default under (with or without the giving of notice or the lapse of time or both), (ii) create in any other Person a right or claim of termination or amendment, or (iii) require modification, acceleration or cancellation of any Contractual Obligation of the Company or any of its Subsidiaries; and (d) do not and will not result in the creation of any Lien (or obligation to create a Lien) against any property, asset or business of the Company or any of its Subsidiaries.

     5.3 GOVERNMENTAL AUTHORIZATION; THIRD PARTY CONSENTS. Except as set forth on SCHEDULE 5.3, no approval, consent, compliance, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person in respect of any Requirement of Law or Contractual Obligation, and no lapse of a waiting period under a Requirement of Law or Contractual Obligation, is necessary or required in connection with the execution, delivery or performance by (including, without limitation, the payment of interest on the Notes and the issuance of shares of capital stock upon the exercise of the Warrants), or enforcement against, the Company or any of its Subsidiaries of the Transaction Documents to which it is a party or the consummation of the transactions contemplated hereby or thereby.

     5.4 BINDING EFFECT. This Agreement has been, and each of the Transaction Documents to which the Company and each of its Subsidiaries will be a party to will be, duly executed and delivered by the Company or such Subsidiary, and this Agreement constitutes, and such Transaction Documents will constitute, the legal, valid and binding obligation of the Company or such Subsidiary enforceable against the Company or such Subsidiary in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity relating to enforceability.

     5.5 NO LEGAL BAR. Neither the Company nor any of its Subsidiaries has previously entered into any agreement which is currently in effect or to which the Company or any of its Subsidiaries is currently bound, granting any rights to any Person which are inconsistent with the rights to be granted by the Company in the Transaction Documents.

     5.6 COMPLIANCE WITH LAWS. The Company and each of its Subsidiaries are in compliance with all Requirements of Law, except when the failure to so comply would not, either singly or in the aggregate, materially adversely affect the Condition of the Company.

     5.7 NO DEFAULT OR BREACH. No event has occurred and is continuing or would result from the incurring of obligations by the Company and its Subsidiaries under the Transaction Documents which constitutes or, with the giving of notice or lapse of time or both, would constitute an Event of Default. Neither the Company nor any of its Subsidiaries is in default under or with respect to any Contractual Obligation in any material respect.

     5.8  TITLE TO PROPERTIES.

          (a) The Company and/or its Subsidiaries have good, indefeasible and marketable title in and to all real property and good title to all other properties reflected on the Pro Forma Balance Sheet or used in connection with their respective businesses, in each case, free and clear of all Liens, liabilities and rights except as provided on SCHEDULE 5.8.

          (b) The Company and/or its Subsidiaries hold all of the right, title and interest of the tenant under the leases reflected on the Pro Forma Balance Sheet or used in connection with their respective businesses free and clear of all Liens, liabilities and rights except as provided on SCHEDULE 5.8.

     5.9 USE OF REAL PROPERTY. Except as set forth on SCHEDULE 5.9, the owned and leased real properties reflected on the Pro Forma Balance Sheet or used in connection with the respective businesses of the Company and its Subsidiaries, are used and operated in compliance and conformity with all Contractual Obligations and Requirements of Law, except to the extent that the failure so to comply would not, in the aggregate, materially adversely affect the Condition of the Company; neither the Company nor any of its Subsidiaries has received notice of violation of any applicable zoning or building regulation, ordinance or other law, order, regulation or other Requirements of Law relating to the operations of either the Company or any of its Subsidiaries; and there is no such violation which, individually or in the aggregate, will have a material adverse effect on the Condition of the Company. Except as set forth on SCHEDULE 5.9, all structures, improvements and other buildings that are owned or covered by leases reflected on the Pro Forma Balance Sheet or used in connection with the business of the Company and its Subsidiaries, are in material compliance with all applicable ordinances, codes, regulations and other Requirements of Law, have, where required a valid and subsisting certificate of occupancy for their present use, and neither the Company nor any Subsidiary thereof has received any written notice from any Governmental Authority which is still outstanding of any failure to obtain any certificate, permit, license or approval with respect to the real property, or any intended revocation, modification or cancellation of same, and no law or regulation presently in effect or condition precludes or materially restricts continuation of the present use of such properties. Each lease relating to leased real property reflected on the Pro Forma Balance Sheet or used in connection with the business of the Company or any of its Subsidiaries is in full force and effect and the Company enjoys peaceful and undisturbed possession thereunder. The Company has not received a notice of default and, to the knowledge of the Company, there is no default on the part of the Company or any of its Subsidiaries or event or condition which (with notice or lapse of time, or both) would constitute a default on the part of the Company or any of its Subsidiaries under any such lease. There are no service contracts, maintenance contracts, union contracts, concession agreements, licenses, agency agreements or any other Contractual Obligations affecting the real property or the leased property reflected on the Pro Forma Balance Sheet or used in connection with the business of the Company and its Subsidiaries, or the operation thereof, other than those listed on SCHEDULE 5.9, except for Contractual Obligations which are cancelable on no more than thirty
(30) days' notice. There are no pending or, to the knowledge of the Company, threatened condemnation or eminent domain proceedings that would affect any part of the real property or the leased property reflected on the Pro Forma Balance Sheet or used in connection with the business of the Company and its Subsidiaries. There are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against the real property or the leased property on the Pro Forma Balance Sheet or used in connection with the business of the Company and its Subsidiaries, at law or in equity, before any federal, state, municipal or governmental department, commission, board, bureau, agency or instrumentality which would in any way affect title to such real property or the leased property.

     5.10  TAXES

           (a) Each of the Company and its Subsidiaries has filed all Tax Returns that it was required to file. All such Tax Returns were correct and complete in all material respects. Other than taxes due and owing in an immaterial amount, all Taxes owed by the Company or any of its Subsidiaries (whether or not shown on any Tax Return) have been paid or will be paid in the ordinary course of business. Except as set forth in SCHEDULE 5.10, neither the Company nor any of its Subsidiaries currently is the beneficiary of any extension of time within which to file any Tax Return. Except as set forth on
SCHEDULE 5.10, since March 31, 1997 no claim has been made by a Governmental Authority in a jurisdiction where the Company or any of its Subsidiaries does not file Tax Returns that the Company or any of its Subsidiaries is or may be subject to taxation by that jurisdiction. There are no Liens on any of the assets of the Company or any of its Subsidiaries that arose in connection with any failure (or alleged failure) to pay any Tax.

           (b) Except as set forth on SCHEDULE 5.10, each of the Company and its Subsidiaries has withheld and paid, or will pay in the ordinary course of business, all Taxes that are material in amount required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractors, creditor, stockholder, or other third party.

           (c) Except as set forth on SCHEDULE 5.10, neither the Company nor any of its Subsidiaries expects any Governmental Authority to assess any additional Taxes that are material in amount for any period for which Tax Returns have been filed. There is no dispute or claim concerning any Tax liability of the Company or any of its Subsidiaries either (i) claimed or raised by any Governmental Authority in writing or (ii) as to which the Company has knowledge based upon personal contact with any agent of such authority.

           (d) Except as set forth on SCHEDULE 5.10, neither the Company nor any of its Subsidiaries has waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

           (e) Neither the Company nor any of its Subsidiaries has any liability for the Taxes of any person or entity other than the Company and its Subsidiaries (i) under Reg. Section 1.1502-6 (or any similar provision of state, local or foreign law), (ii) as a transferee or successor, (iii) by contract, or
(iv) otherwise.

     5.11  SEC REPORTS; FINANCIAL CONDITION.

           (a) The Company has filed all SEC Reports and has made available to the Purchasers each SEC Report. The SEC Reports of the Company, including, without limitation, any financial statements or schedules included or incorporated therein by reference, (i) comply in all material respects with the requirements of the Exchange Act or the Securities Act or both, as the case may be, applicable to those SEC Reports and (ii) did not at the time they were filed contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary in order to make the statements made in those SEC Reports, in light of the circumstances under which they were made, not misleading. No Subsidiary of the Company is subject to the periodic reporting requirements of the Exchange Act or is otherwise required to file any documents with the Commission or any national securities exchange or quotation service or comparable Governmental Authority.

           (b) Each of the consolidated balance sheets of the Company and its Subsidiaries and the related consolidated statements of income, stockholders' equity and cash flow, together with the notes thereto, which are included in or incorporated by reference into the SEC Reports of the Company fairly present, in all material respects, the financial position of the Company and each of its Subsidiaries as of the respective dates thereof, and the results of operations and cash flows of the Company and each of its Subsidiaries as of the respective dates or for the respective periods set forth therein, all in conformity with GAAP consistently applied during the periods involved, except as otherwise set forth in the notes thereto and subject, in the case of unaudited quarterly financial statements, to normal year-end audit adjustments. As of the dates of the financial statements which are included in or incorporated by reference into the SEC Reports, the Company had no obligation, indebtedness or liability (whether accrued, absolute, contingent or otherwise, known or unknown, and whether due or to become due), which was not reflected or reserved against in the balance sheets or the notes thereto which are part of the financial statements, except for those incurred in the ordinary course of business and which are fully reflected on the Company's books of account and which, individually or in the aggregate, would not materially and adversely affect the Condition of the Company.

           (c) The Pro Forma Balance Sheet delivered to the Purchasers sets forth the assets and liabilities of the Company and each of its Subsidiaries on a pro forma consolidated basis after taking into account the consummation of the transactions contemplated in this Agreement as of July 30, 2000. The Pro Forma Balance Sheet has been prepared by the Company in accordance with GAAP, consistently applied, and fairly presents in all material respects the assets and liabilities of the Company and its Subsidiaries on a consolidated basis, reflecting the consummation of the transactions contemplated in this Agreement and based on the assumptions set forth therein as of the Closing Date.

           (d) The projections of the Company and its Subsidiaries on a consolidated basis heretofore delivered to the Purchasers (i) were prepared by the Company in the ordinary course of its operations consistent with past practice, (ii) are the most current projections prepared by the Company relating to the periods covered thereby, and (iii) are based on assumptions which were reasonable when made and such assumptions and projections are reasonable on the date hereof except for the changes in the principal amount of the Notes. Neither the Company nor any of its Subsidiaries has delivered to any Person any later dated projections.

     5.12 ERISA -- PROHIBITED TRANSACTIONS. The execution and delivery of the Transaction Documents, the purchase and sale of the Securities hereunder and the consummation of the transactions contemplated hereby and thereby will not result in any prohibited transaction within the meaning of Section 406 of ERISA or
Section 4975 of the Code.

     5.13  DISCLOSURE.

           (a) AGREEMENT AND OTHER DOCUMENTS. This Agreement, together with all exhibits and schedules hereto, and the agreements, certificates and other documents furnished to the Purchasers by the Company and its Subsidiaries at the Closing, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which they were made, not misleading.

           (b) MATERIAL ADVERSE EFFECTS. There is no fact known to the Company, which the Company has not disclosed to the Purchasers in writing which materially adversely affects or, insofar as the Company can reasonably foresee, could materially adversely affect, the Condition of the Company or the ability of the Company or any of its Subsidiaries to perform its obligations under the Transaction Documents, or any agreement or other document contemplated thereby to which it is a party.

     5.14 ABSENCE OF CERTAIN CHANGES OR EVENTS. Since March 31, 2000, except as set forth on SCHEDULE 5.14, neither the Company nor any of its Subsidiaries has
(i) issued any stock, bonds or other corporate securities, (ii) borrowed any amount or incurred any liabilities (absolute or contingent), other than in the ordinary course of business, in excess of $200,000, (iii) discharged or satisfied any Lien or incurred or paid any obligation or liability (absolute or contingent), other than in the ordinary course of business, in excess of $200,000, (iv) declared or made any payment or distribution to stockholders or purchased or redeemed any shares of its capital stock or other securities, except for the payment of regular quarterly common stock dividends, (v) mortgaged, pledged or subjected to Lien any of its assets, tangible or intangible, (vi) sold, assigned or transferred any of its tangible assets other than in the ordinary course of business, or canceled any debts or claims, (vii) sold, assigned or transferred any patents, trademarks, trade names, copyrights, trade secrets or other intangible assets, (viii) suffered any material losses of property, or waived any rights of substantial value, (ix) suffered any material adverse change in the Condition of the Company, (x) expended any material amount, granted any extraordinary bonuses or salary increases, (xi) entered into any transaction involving consideration in excess of $200,000 other than purchase orders consistent with the Company's business practices in the ordinary course of business, except as otherwise contemplated hereby or

(xii) entered into any agreement or transaction, or amended or terminated any agreement, with an Affiliate. To the knowledge of the Company, no material adverse change in the Condition of the Company is threatened or reasonably likely to occur.

     5.15  ENVIRONMENTAL MATTERS. Except as described on SCHEDULE 5.15:

           (a) The property, assets and operations of the Company and its Subsidiaries are and have been in compliance, in all material respects, with all applicable Environmental Laws; there are no Hazardous Materials stored or otherwise located in, on or under any of the property or assets of the Company or its Subsidiaries, including, without limitation, the groundwater, except in compliance with applicable Environmental Laws; and there have been no releases or threatened releases of Hazardous Materials in, on or under any property adjoining any of the property or assets of the Company or its Subsidiaries which have not been remediated to the satisfaction of the appropriate Governmental Authorities and in compliance with Environmental Laws as currently in effect.

           (b) None of the property, assets or operations of the Company or its Subsidiaries is the subject of any federal, state or local investigation evaluating whether (i) any remedial action is needed to respond to a release or threatened release of any Hazardous Materials into the environment or (ii) any release or threatened release of any Hazardous Materials into the environment is in contravention of any Environmental Law.

           (c) Neither the Company nor any of its Subsidiaries has received any notice or claim, nor are there pending, nor, to the Knowledge of the Company, threatened, lawsuits or proceedings against any of them, with respect to violations of an Environmental Law or in connection with the presence of or exposure to any Hazardous Materials in the environment or any release or threatened release of any Hazardous Materials into the environment, and neither the Company nor its Subsidiaries is or was the owner or operator of any property which (i) pursuant to any Environmental Law has been placed on any list of Hazardous Materials disposal sites, including, without limitation, the "National Priorities List" or "CERCLIS List," (ii) has, or had, any subsurface storage tanks located thereon, or (iii) has ever been used as or for a waste disposal facility, a mine, a gasoline service station or, other than for petroleum substances stored in the ordinary course of business, a petroleum products storage facility.

           (d) Neither the Company nor any of its Subsidiaries has any present or contingent liability in connection with the presence either on or off the property or assets of the Company or its Subsidiaries of any Hazardous Materials in the environment or any release or threatened release of any Hazardous Materials into the environment.

     5.16 INVESTMENT COMPANY/GOVERNMENT REGULATIONS. The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended. Neither the Company nor its Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, as amended, the Federal Power Act, the Interstate Commerce Act, or any federal or state statute or regulation limiting its ability to incur Indebtedness.

     5.17  SUBSIDIARIES.

           (a) SCHEDULE 5.17 sets forth a complete and accurate list of all of the Subsidiaries of the Company together with their respective jurisdictions of incorporation or organization. All of the outstanding shares of capital stock of, or other equity interests in, the Subsidiaries are validly issued, fully paid and nonassessable. Except as set forth on SCHEDULE 5.17, as of the Closing Date, all of the outstanding shares of capital stock of, or other ownership interests in, each of the Subsidiaries are owned by the Company or by a Wholly Owned Subsidiary, free and clear of any Liens. No Subsidiary has outstanding options, warrants, subscriptions, calls, rights, convertible securities or other agreements or commitments obligating the Subsidiary to issue, transfer or sell any securities of the Subsidiary.

           (b) Except for the Subsidiaries of the Company, the Company does not own of record or beneficially, directly or indirectly, (i) any shares of outstanding capital stock or securities convertible into capital stock of any other corporation, and (ii) any equity, voting or participating interest in any limited liability company, partnership, joint venture or other non-corporate business enterprises.

     5.18  CAPITALIZATION.

           (a) As of the Closing Date, the authorized capital stock of the Company consists of 14,700,000 shares of Common Stock, of which 6,150,884 shares are issued and outstanding, and 300,000 shares of Preferred Stock, of which no shares are issued and outstanding. The Company has 546,628 shares of capital stock held in treasury. As of the Closing Date, after giving effect to the transactions contemplated by the Transaction Documents, there will be (i) 6,150,884 shares of Common Stock issued and outstanding, (ii) no shares of Preferred Stock issued and outstanding, (iii) a maximum of 427,602 shares of Common Stock reserved by appropriate corporate action for issuance upon exercise of the Warrants, (iv) a maximum of 800,000 shares of Common Stock reserved by appropriate corporate action for issuance upon the exercise of stock options issuable in accordance with the terms of the Company's amended and Restated 1992 Long-Term Incentive Plan (the "1992 PLAN OPTIONS"), (v) a maximum of 150,000 shares of Common Stock reserved by appropriate corporate action for issuance upon the exercise of the stock options issuable in accordance with the terms of the Company's 1998 Non-Employee Directors Stock Option Plan (the "1998 PLAN OPTIONS"), (vi) a maximum of 300,000 shares of Common Stock reserved by appropriate corporate action for issuance upon the exercise of the stock options issuable in accordance with the terms of the Company's 1999 Long-Term Incentive Plan (the "1999 PLAN OPTIONS"). All outstanding shares of capital stock of the Company are, and the shares of Common Stock issuable upon exercise of the Warrants, the 1992 Options, the 1998 Options and the 1999 Options when issued will be, duly authorized, validly issued, fully paid and nonassessable and shall be free and clear of all Liens and the issuance of foregoing has not been or will not be, as the case may be, subject to preemptive rights in favor of any Person and will not result in the issuance of any additional shares of capital stock of the Company or the triggering of any anti-dilution or similar rights contained in any options, warrants, debentures or other securities or agreements of the Company. SCHEDULE 5.18 provides an accurate list as of the Closing Date, after giving effect to the transactions contemplated hereby and the other Transaction Documents of all of the holders of warrants, options, rights and securities convertible into capital stock, together with the number of shares of capital stock to be issued upon the exercise or conversion of such warrants, options, rights and convertible securities.

           (b) Except as set forth in SCHEDULE 5.18, on the Closing Date, except for the Warrants, the 1992 Plan Options, the 1998 Plan Options and the 1999 Plan Options, there will be no outstanding securities convertible into or exchangeable for capital stock of the Company or any of its Subsidiaries or options, warrants or other rights to purchase or subscribe to capital stock of the Company or any of its Subsidiaries or contracts, commitments, agreements, understandings or arrangements of any kind to which the Company or any of its Subsidiaries is a party relating to the issuance of any capital stock of the Company or any of its Subsidiaries, any such convertible or exchangeable securities or any such options, warrants or rights.

     5.19 PRIVATE OFFERING. No form of general solicitation or general advertising was used by the Company or any of its Subsidiaries, or their respective representatives in connection with the offer or sale of the Securities. No registration of the Securities or Common Stock issuable upon the exercise of the Warrants pursuant to the provisions of the Securities Act or the state securities or "blue sky" laws will be required for the offer, sale or issuance of the Securities pursuant to this Agreement or of the Common Stock issuable upon the exercise of the Warrants. The Company agrees that neither it, nor anyone acting on its behalf, will offer or sell the Securities or any other security so as to requires the registration of the Securities or Common Stock issuable upon the exercise of the Warrants pursuant to the provisions of the Securities Act or any state securities or "blue sky" laws, unless such Securities or Common Stock issuable upon the exercise of the Warrants are so registered.

     5.20 BROKER'S, FINDER'S OR SIMILAR FEES. Except as provided in Section 2.4 or as set forth on SCHEDULE 5.20 there are no brokerage commissions, finder's fees or similar fees or commissions payable in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with the Company or any of its Subsidiaries, or any action taken by any such Person.

     5.21 LABOR RELATIONS. SCHEDULE 5.21 lists all collective bargaining agreements to which the Company or any of its Subsidiaries is a party. Except as set forth in SCHEDULE 5.21, there is (a) no unfair labor practice complaint pending or, to the Company's knowledge, threatened against the Company or any of its Subsidiaries before the National Labor Relations Board and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is so pending or threatened, (b) no strike, labor dispute, slowdown or stoppage pending or threatened against the Company or any of its Subsidiaries, (c) no union representation question existing with respect to the employees of the Company or any of its Subsidiaries and no union organizing activities are taking place, and (d) no employment contract with any employee or independent contractor of the Company or any Subsidiary. The Company and each Subsidiary is in compliance in all material respects with all federal, state or other applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours.

     5.22  EMPLOYEE BENEFIT PLANS.

           (a) EMPLOYEE BENEFIT PLANS AND LIABILITIES. Neither the Company nor any ERISA Affiliate has contributed to nor has any actual or contingent, direct or indirect, liability in respect of any employee benefit plan (as defined in Section 3(3) of ERISA) or other employee benefit arrangement (collectively, the "PLANS"), within the five-consecutive-year period immediately preceding the first day of the year in which the Closing Date occurs other than those liabilities with respect to such Plans specifically described on SCHEDULE 5.22(a). SCHEDULE 5.22(a) sets forth all Plans. At no time, except as set forth in SCHEDULE 5.22(a) during such five year period has the Company or any ERISA Affiliate participated in or contributed to any Multiemployer Plan, nor during such period has the Company or any ERISA Affiliate had an obligation to participate in or contribute to any such Multiemployer Plan. No agreement subject to section 4204 of ERISA has been entered into in connection with the transactions contemplated in this Agreement. There are no outstanding liabilities of the Company or any ERISA Affiliate to any employee benefit plans previously, but no longer, maintained by the Company or any ERISA Affiliate, and the Company is not aware of any potential liabilities in connection therewith. There are no actions, suits or claims, other than for benefits in the ordinary course, pending or, to the knowledge of the Company, threatened against the Company, an ERISA Affiliate or the Plans which might subject the Company or any ERISA Affiliate to any material liability. The Company has made available to the Purchasers accurate and complete copies of all of the Plans.

           (b) PLAN COMPLIANCE. The Company and each of its Subsidiaries is in compliance in all material respects with all reporting, disclosure and registration requirements applicable to it under the Code, ERISA and all federal and state securities laws, and Department of Labor, Internal Revenue Service and Commission rules and regulations promulgated thereunder, with respect to all of the Plans, and is not subject to any liability, whether asserted or not, for any penalties to any Governmental Authority for late filing of any return, report or other governmental filing. No civil or criminal action brought pursuant to the provisions of Title I, Subtitle B, Part 5 of ERISA or any other federal or state law is pending or, to the Knowledge of the Company, threatened against any fiduciary of the Plans. No Plan, or any fiduciary thereof, to the Knowledge of the Company, has been, or is currently, the direct or indirect subject of an audit, investigation or examination by any Governmental Authority. All of the Plans comply currently, and have complied at all times (and all former Plans have complied at all times in the past), both as to form and operation, in all material respects, with their terms and with all Requirements of Law. Except as set forth on Schedule 5.22(b), each of the Plans maintained by the Company or any Subsidiary that is an "employee benefit pension plan" (within the meaning of Section 3(2)(A) of ERISA) has obtained a favorable determination (covering all changes or amendments applicable under Requirements of Law) from the Internal Revenue Service as to its qualification under Sections 401(a) and 501(a) of the Code or is within the remedial amendment period (as provided in Section 401(b) of the Code) for making any required changes or amendments, and nothing has occurred before or after the date of each such determination letter as would adversely affect such qualification. All amounts that are currently owing to Plan participants (including, without limitation, former Plan participants), or contributions required to be made to the Plans have been timely paid or contributed with respect to all periods prior to the Closing Date or provided for by adequate reserves on the Pro Forma Balance Sheet.

           (c) PROHIBITED TRANSACTIONS. Except as set forth on SCHEDULE 5.22(c), no Plan, nor any related trust, nor the Company, nor any Subsidiary thereof, nor any trustee, administrator or other "party in interest" or "disqualified person" (within the meaning of Section 3(14) of ERISA or Section 4975(e)(2) of the Code, respectively) with respect to the Plans, has engaged in any nonexempt "prohibited transaction" (within the meaning of Section 406 of

ERISA or Section 4975(c) of the Code, respectively) with respect to the participation of Company or any of its Subsidiaries therein, which could subject any of the Plans or related trusts, or any trustee, administrator or other fiduciary of any such Plan, or the Company, any Subsidiary of the Company or the Purchasers, or any other party dealing with the Plans, to the penalties or excise tax imposed on prohibited transactions by Section 502 of ERISA or Section 4975 of the Code which could have a material adverse effect on the Condition of the Company.

           (d) COBRA. Except as set forth in SCHEDULE 5.22(d), the Company and each of its Subsidiaries has complied in all material respects with the continuation coverage requirements of group health plans provided in Section 4980B of the Code, Sections 601 et seq. of ERISA, the Family and Medical Leave Act of 1994, and the regulations promulgated thereunder, and (ii) there are no individual claims by any employee of the Company or any Subsidiary for any illness or accident which is expected to exceed $75,000 in health related costs (net of insurance reimbursement) to the Company or any Subsidiary within the twelve (12)-month period following the Closing Date.

           (e) MISCELLANEOUS. Except as set forth on SCHEDULE 5.22(e) neither the Company, its Subsidiaries, nor any Plan provides for or promises retiree medical, disability or life insurance benefits to any current or former employee, officer or director of the Company or any of its Subsidiaries, other than continuation coverage required by section 4980B of the Code. Except as set forth on SCHEDULE 5.22(e) neither the Company nor any of its Subsidiaries is a party to or obligated under any agreement, plan, contract or other arrangements that will result, separately or in the aggregate, in the payment of any "excess parachute payment" within the meaning of section 280G of the Code.

     5.23 PATENTS, TRADEMARKS, ETC. The Company and its Subsidiaries own or are licensed or otherwise have the right to use all patents, trademarks, service marks, trade names, copyrights, licenses, franchises and other rights, including, without limitation, with respect to all software developed, owned or licensed by the Company (collectively, the "RIGHTS"), being used to conduct their businesses as now operated. SCHEDULE 5.23 sets forth a complete list of licenses or other or other Contractual Obligations relating to the Company's and its Subsidiaries' Rights and of registrations of patents, trademarks, service marks and copyrights including any applications therefor constituting such Rights. To the Company's knowledge, no Right or product, process, method, substance or other material presently sold by or employed by the Company or any of its Subsidiaries, or which the Company or any of its Subsidiaries contemplates selling or employing, infringes upon the Rights that are owned by others. No litigation is pending and no claim has been made against the Company or any of its Subsidiaries or, to the knowledge of the Company, is threatened, contesting the right of the Company or any of its Subsidiaries to sell or use any Right or product, process, method, substance or other material presently sold by or employed by the Company or any of its Subsidiaries. Except as set forth on SCHEDULE 5.23, neither the Company nor any of its Subsidiaries has asserted any claim of infringement, misappropriation or misuse by any Person of any Rights owned by the Company or any of its Subsidiaries or to which any of them have exclusive use. Except as set forth on SCHEDULE 5.23, no employee, officer or consultant of the Company or any of its Subsidiaries has any proprietary, financial or other interest in any Rights owned or used by the Company or its Subsidiaries in their businesses. Except as set forth on SCHEDULE 5.23, neither the Company nor any of its Subsidiaries has any obligation to compensate any Person for the use of any Rights and neither the Company nor any of its Subsidiaries has granted any license or other right to use any of the Rights of the Company or it Subsidiaries, whether requiring the payment of royalties or not. The Company and its Subsidiaries have taken all reasonable measures to protect and preserve the security, confidentiality and value of their Rights, including trade secrets and other confidential information, including, without limitation, all algorithms, methods, technology or know-how incorporated or embedded in, or underlying, software licensed by the Company to third parties. All trade secrets and other confidential information of the Company and its Subsidiaries are presently valued and protectible and are not part of the public domain or knowledge, nor have they been used, divulged or appropriated for the benefit of any Person other than the Company or its Subsidiaries or otherwise to the detriment of the Company or its Subsidiaries. To the Knowledge of the Company, no trade secret or other confidential information of the Company or any of its Subsidiaries has been used, divulged or appropriated to the detriment of the Company or its Subsidiaries. The Company has taken reasonable measures to ensure that, and, to the Knowledge of the Company, no employee or consultant of the Company or its Subsidiaries has used any trade secrets or other confidential information of any other Person in the course of his work for the Company or its Subsidiaries. No patent, invention, device, principle or any statute, law, rule, regulation, standard or code is pending or proposed which would restrict the Company's or any Subsidiary's ability to use any of the Rights.

     5.24 POTENTIAL CONFLICTS OF INTEREST. Except as set forth on SCHEDULE 5.24, no stockholder or other security holder of the Company or any of its Subsidiaries holding 5% of the issued and outstanding shares of the Company or such Subsidiary, as the case may be, or any officer or director of the Company or any of its Subsidiaries: (a) owns, directly or indirectly, any interest in (excepting less than 5% stock holdings for investment purposes in securities of publicly held and traded companies), or is an officer, director, employee or consultant of, any Person that is, or is engaged in business as, a competitor, lessor, lessee, supplier, distributor, sales agent or customer of, or lender to or borrower from, the Company or any of its Subsidiaries; (b) owns, directly or indirectly, in whole or in part, any tangible or intangible property that the Company or any of its Subsidiaries uses in the conduct of business; or (c) has any cause of action or other claim whatsoever against, or owes or has advanced any amount to, the Company or any of its Subsidiaries, except for claims in the ordinary course of business such as for accrued vacation pay, accrued benefits under employee benefit plans, and similar matters and agreements existing on the date hereof.

     5.25 TRADE RELATIONS. There exists no actual or, to the knowledge of the Company, threatened termination, cancellation or limitation of, or any adverse modification or change in, the business relationship of the Company, its Subsidiaries or their business with any customer or any group of customers whose purchases are individually or in the aggregate material to the business of the Company or any such Subsidiary, or with any material supplier, and there exists no present condition or state of facts or circumstances that would materially adversely affect the Condition of the Company or prevent the Company or its Subsidiaries from conducting their business after the consummation of the transactions contemplated by this Agreement, in substantially the same manner in which such business has heretofore been conducted.

     5.26 OUTSTANDING BORROWINGS. SCHEDULE 5.26 lists (i) the amount of all Outstanding Borrowings of the Company and its Subsidiaries (other than Indebtedness under this

Agreement) as of the Closing, (ii) the Liens that relate to such Outstanding Borrowings and that encumber the assets of the Company and its Subsidiaries,
(iii) the name of each lender thereof, and (iv) the amount of any unfunded commitments available to the Company or any Subsidiary in connection with any Outstanding Borrowings.

     5.27 MATERIAL CONTRACTS. Neither the Company nor any Subsidiary is a party to any Contractual Obligation, or is subject to any charge, corporate restriction, judgment, injunction, decree, or Requirement of Law, materially adversely affecting the Condition of the Company. The Exhibit Index to the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2000 lists all contracts, agreements, commitments and other Contractual Obligations of the Company and its Subsidiaries as of the Closing Date, whether written or oral, other than (a) the Transaction Documents, (b) purchase orders in the ordinary course of business, and (c) any other contracts, agreements, commitments and other Contractual Obligations of the Company or any Subsidiary that do not extend beyond one year and involve the receipt or payment of not more than $5,000,000 (each, a "Material Contract"). Each of the contracts, agreements, commitments and other Contractual Obligations of the Company and its Subsidiaries required to be set forth on such Exhibit Index is in full force and effect. The Company has satisfied in full or provided for all of its liabilities and obligations under each Material Contract requiring performance prior to the date hereof in all material respects, and is not in default under any of them, nor, to the knowledge of the Company, does any condition exist that with notice or lapse of time or both would constitute such a default. To the knowledge of the Company, no other party to any such Material Contract is in default thereunder, nor does any condition exist that with notice or lapse of time or both would constitute such a default. Except for the consent required under the Senior Credit Agreement, which consent has been obtained, no approval or consent of any Person is needed for all of the Material Contracts to continue to be in full force and effect, and all of the Company's rights under such Material Contracts will be conveyed to the Purchasers, upon consummation of the transactions contemplated by this Agreement.

     5.28 INSURANCE. SCHEDULE 5.28 accurately summarizes all of the insurance policies or programs of the Company and each Subsidiary in effect as of the date hereof, and indicates the insurer's name, policy number, expiration date, amount of coverage, type of coverage, annual premiums, exclusions and deductibles, and also indicates any self-insurance program that is in effect. All such policies are in full force and effect, are underwritten by financially sound and reputable insurers, are sufficient for all applicable Requirements of Law and otherwise are in compliance with the criteria set forth in Section 8.8 hereof. All such policies will remain in full force and effect and will not in any way be affected by, or terminate or lapse by reason of any of the transactions contemplated hereby.

     5.29 SOLVENCY. The Company and its Subsidiaries, taken as a whole, are Solvent.

     5.30 OTHER DOCUMENTS. The Company has delivered to the Purchasers true, complete and correct copies of all agreements, schedules, exhibits, certificates, financial information, filings and other documents relating to the Company and its Subsidiaries, and all amendments and modifications thereto which have been requested by the Purchasers. Such documents comprise a full and complete copy of all agreements and understandings between the parties thereto with respect to the subject matter thereof and all transactions related thereto, and there are no material agreements or understandings, oral or written, or side agreements not contained therein that relate to or modify the substance thereof. Each of such documents to which either the Company or any of its Subsidiaries is a party has been duly authorized by all necessary corporate action on the part of the Company or such Subsidiary party thereto, was validly executed and delivered by such Person, and is the legal, valid and binding obligation of such Person and such Person's successors, enforceable in accordance with its terms. Each of such documents is in full force and effect, and none of their provisions have been waived by any party thereto.

     5.31 OPERATING COMPANY. The Company is "an entity that is primarily engaged, directly or though a majority owned subsidiary or subsidiaries, in the production or sale of a product or service other than the investment of capital" within the meaning of the U.S. Department of Labor plan asset regulations, 29 C.F.R. Section 2510.3-101.

                                    ARTICLE 6

                               REPRESENTATIONS AND
                          WARRANTIES OF THE PURCHASERS
                          ----------------------------

     Each Purchaser, severally but not jointly, hereby represents and warrants as to itself as follows:

     6.1 CORPORATE EXISTENCE AND POWER. Each Purchaser is a corporation or partnership duly organized, validly existing, and if such Purchaser is a corporation, in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate or partnership power and authority to execute, deliver and perform its obligations under each Transaction Document to which it is or will be a party.

     6.2 AUTHORIZATION; NO CONTRAVENTION. The execution, delivery and performance by it of this Agreement and each other Transaction Document to which it is a party and the consummation of the Transactions contemplated hereby and thereby: (a) is within its power and authority and has been duly authorized by all necessary action; (b) does not and will not contravene the terms of its organizational documents or any amendment thereof or Requirement of Law applicable to such Purchaser; and (c) does not and will not violate, conflict with or result in any breach or contravention of any of its Contractual Obligations, or any order or decree directly relating to it.

     6.3 BINDING EFFECT. This Agreement, and each of the Transaction Documents to which it is a party has been duly executed and delivered by it and this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

     6.4 NO LEGAL BAR. The execution, delivery and performance of this Agreement and each of the Transaction Documents to which it is a party by it will not violate any Requirement of Law applicable to it.

     6.5 PURCHASE FOR OWN ACCOUNT. The Securities to be acquired by it pursuant to this Agreement are being or will be acquired for its own account and with no intention of distributing or reselling such securities or any part thereof in any transaction that would be in violation of the securities laws of the United States of America, or any state, without prejudice, however, to its right at all times to sell or otherwise dispose of all or any part of the Notes or the Warrants, under an effective registration statement under the Securities Act, or under an exemption from such registration available under the Securities Act, and subject, nevertheless, to the disposition of its property being at all times within its control. If the Purchaser should in the future decide to dispose of any of the Securities, the Purchaser understands and agrees that it may do so only in compliance with the Securities Act and applicable state securities laws, as then in effect. It agrees to the imprinting of a legend on certificates representing all of the Securities to the following effect: "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS."

     6.6 LITIGATION. Except as set forth on SCHEDULE 6.6, there are no legal actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Purchasers, threatened, at law, in equity, in arbitration or before any Governmental Authority against or affecting the Purchasers or any of its Subsidiaries (or, as applicable, to the Purchasers' knowledge, any of their respective shareholders, directors, officers, employees or agents). No injunction, writ, temporary restraining order, decree or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of the Transaction Documents.

     6.7 ERISA. At least one of the following statements is an accurate representation and warranty as to each source of funds ("SOURCE") to be used by the Purchasers to pay the purchase price for the Securities to be purchased by it:

          (a) the Source is a general account of an insurance company, and the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any Benefit Plan (as defined by the annual statement for life insurance companies approved by the National Association of Insurance Commissioners (the "NAIC ANNUAL STATEMENT")) together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other Benefit Plans maintained by the same employer (or affiliate thereof as defined in Department of Labor Prohibited Transaction Exemption ("PTE") 95-60) or by the same employee organization (as defined by the NAIC Annual Statement) in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with the state of domicile of the insurance company (for purposes of the percentage limitation in this clause (a), the amount of reserves and liabilities for the general account contract(s) held by or on behalf of a plan shall be determined before reduction for credits on account of any reinsurance ceded on a coinsurance basis); or

          (b) the Source is a separate account that is maintained solely in connection with such Purchaser's fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account or to any participant or beneficiary of such plan (including any annuitant), are not affected in any manner by the investment performance of the separate account; or

          (c) the Source is either (i) an insurance company pooled separate account, within the meaning of Prohibited Transaction Exemption ("PTE") 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991) and, except as the Purchaser has disclosed to the Company in writing pursuant to this paragraph (ii), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

          (d) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (I) the identity of such QPAM and (II) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this paragraph (c); or

          (e) the Source is a governmental plan; or

          (f) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph
(e); or

          (g) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA or Section 408 of the Code.

     As used in this Section 6.7, the terms "employee benefit plan," "governmental plan," "party in interest" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA and "QPAM Exemption" shall mean PTE 84-14.

     6.8 BROKER'S, FINDER'S OR SIMILAR FEES. Except as set forth in Section 2.4 hereof, there are no brokerage commissions, finder's fees or similar fees or commissions payable in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with it or any action taken by it.

     6.9 GOVERNMENTAL AUTHORIZATION; THIRD PARTY CONSENT. No approval, consent, compliance, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person in respect of any Requirement of Law or contractual obligation, and no lapse of a waiting period under a Requirement of Law or contractual obligation, is necessary or required in connection with the execution, delivery or performance by it or enforcement against it of this Agreement, the Transaction Documents, or the transactions contemplated hereby.

     6.10 The Purchasers hereby agree to provide the Company with a schedule of all trading activity in the Common Stock of the Company for the thirty (30) days prior to the Closing Date as soon as reasonably practicable following the Closing Date.

                                    ARTICLE 7

                                 INDEMNIFICATION
                                 ---------------

     7.1 INDEMNIFICATION. In addition to all other sums due hereunder or provided for in this Agreement, the Company agrees to indemnify and hold harmless the Purchasers and their respective Affiliates and each of their respective officers, directors, agents, employees, Subsidiaries, partners, members, attorneys, accountants and controlling persons (each, an "INDEMNIFIED PARTY") to the fullest extent permitted by law from and against any and all losses, claims, damages, expenses (including, without limitation, reasonable fees, disbursements and other charges of counsel and costs of investigation incurred by an Indemnified Party in any action or proceeding between the Company (or any of its Subsidiaries) and such Indemnified Party (or Indemnified Parties) or between an Indemnified Party (or Indemnified Parties) and any third party or otherwise) or other liabilities, losses, or diminution in value (collectively, "LIABILITIES") resulting from or arising out of any breach of any representation or warranty, covenant or agreement of the Company in this Agreement, the Registration Rights Agreement, the Note, the Warrant, or the other Transaction Documents, including without limitation, the failure to make payment when due of amounts owing pursuant to this Agreement, the Note, or the other Transaction Documents, on the due date thereof (whether at the scheduled maturity, by acceleration or otherwise) or any legal, administrative or other actions (including, without limitation, actions brought by any of the Purchasers, the Company, any of its Subsidiaries or any holders of equity or indebtedness of the Company or any of its Subsidiaries or derivative actions brought by any Person claiming through or in the Company's or any Subsidiary's name), proceedings or investigations (whether formal or informal), or written threats thereof, based upon, relating to or arising out of the Transaction Documents, the transactions contemplated thereby, or any Indemnified Party's role therein or in the transactions contemplated thereby; PROVIDED, HOWEVER, that the Company shall not be liable under this Section 7.01 to an Indemnified Party: (a) for any amount paid by the Indemnified Party in settlement of claims by the Indemnified Party without the Company's consent (which consent shall not be unreasonably withheld), (b) to the extent that it is finally judicially determined that such Liabilities resulted primarily from the willful misconduct or gross negligence of such Indemnified Party or (c) to the extent that it is finally judicially determined that such Liabilities resulted primarily from the breach by such Indemnified Party of any representation, warranty, covenant or other agreement of such Indemnified Party contained in this Agreement; PROVIDED, FURTHER, that if and to the extent that such indemnification is unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of such Liabilities which shall be permissible under applicable laws. In connection with the obligation of the Company to indemnify for expenses as set forth above, the Company further agrees, upon presentation of appropriate invoices containing reasonable detail, to reimburse each Indemnified Party for all such expenses (including, without limitation, fees, disbursements and other charges of counsel and costs of investigation incurred by an Indemnified Party in any action or proceeding between the Company (or any of its Subsidiaries) and such Indemnified Party (or Indemnified Parties) or between an Indemnified Party (or Indemnified Parties) and any third party or otherwise) as they are incurred by such Indemnified Party; PROVIDED, HOWEVER, that if an Indemnified Party is reimbursed hereunder for any expenses, such reimbursement of expenses shall be refunded to the extent it is finally judicially determined that the Liabilities in question resulted primarily from (i) the willful misconduct or gross negligence of such Indemnified Party or (ii) the breach by such Indemnified Party of any representation, warranty, covenant or other agreement of such Indemnified Party contained in this Agreement or any other Transaction Document.

     7.2 PROCEDURE; NOTIFICATION. Each Indemnified Party under this Article 7 will, promptly after the receipt of notice of the commencement of any action, investigation, claim or other proceeding against such Indemnified Party in respect of which indemnity may be sought from the Company under this Article 7, notify the Company in writing of the commencement thereof. The omission of any Indemnified Party so to notify the Company of any such action shall not relieve the Company from any liability which it may have to such Indemnified Party unless, and only to the extent that, such omission results in the Company's forfeiture of substantive rights or defenses. In case any such action, claim or other proceeding shall be brought against any Indemnified Party and it shall notify the Company of the commencement thereof, the Company shall be entitled to assume the defense thereof at its own expense, with counsel satisfactory to such Indemnified Party in its reasonable judgment; PROVIDED, HOWEVER, that any Indemnified Party may, at its own expense, retain separate counsel to participate in such defense. Notwithstanding the foregoing, in any action, claim or proceeding in which the Company, on the one hand, and an Indemnified Party, on the other hand, is, or is reasonably likely to become, a party, such Indemnified Party shall have the right to employ separate counsel at the Company's expense and to control its own defense of such action, claim or proceeding if, in the reasonable opinion of counsel to such Indemnified Party, a conflict or potential conflict exists between the Company, on the one hand, and such Indemnified Party, on the other hand, that would make such separate representation advisable; PROVIDED, HOWEVER, that in no event shall the Company be required to pay fees and expenses under this Article 7 for more than one firm of attorneys in any jurisdiction in any one legal action or group of related legal actions. The Company agrees that it will not, without the prior written consent of the Purchasers, settle, compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated hereby (if any Indemnified Party is a party thereto or has been actually threatened to be made a party thereto) unless such settlement, compromise or consent includes an unconditional release of the Purchasers and each other Indemnified Party from all liability arising or that may arise out of such claim, action or proceeding. The Company shall not be liable for any settlement of any claim, action or proceeding effected against an Indemnified Party without its written consent, which consent shall not be unreasonably withheld. The rights accorded to Indemnified Parties hereunder shall be in addition to any rights that any Indemnified Party may have at common law, by separate agreement or otherwise.

     7.3 REGISTRATION RIGHTS AGREEMENT. Notwithstanding anything to the contrary in this Article 7, the indemnification and contribution provisions of the Registration Rights Agreement shall govern any claim made with respect to registration statements filed pursuant thereto or sales made thereunder.

                                    ARTICLE 8

                              AFFIRMATIVE COVENANTS
                              ---------------------

     Until the payment by the Company of all principal of and interest on the Note and all other amounts due to Purchasers under this Agreement and the other Transaction Documents, including, without limitation, all fees, expenses and amounts due in respect of indemnity obligations under Article 7, the Company hereby covenants and agrees with the Purchasers as follows:

     8.1 FINANCIAL STATEMENTS AND OTHER INFORMATION. The Company shall maintain, and cause each of its Subsidiaries to maintain, a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in conformity with GAAP (it being understood that monthly financial statements are not required to have footnote disclosures). The Company shall deliver to the Purchasers each of the financial statements and other reports described below:

          (a) MONTHLY AND QUARTERLY FINANCIAL INFORMATION. As soon as available and in any event within twenty-five (25) days after the end of each month (including months that are also the last month of a fiscal quarter). The Company shall deliver the monthly financial report prepared for internal management review, substantially in the form of the report for July, 2000 delivered to Purchasers. As soon as available and in any event within forty-five (45) days after the end of each fiscal quarter (ninety (90) days with respect to fiscal quarters that are also the last fiscal quarter of the fiscal year), the Company shall deliver (i) the consolidated and consolidating balance sheets of the Company and its Subsidiaries, as at the end of such quarter and the related consolidated and consolidating statements of income and consolidated cash flow for such quarter and for the period from the beginning of the then current fiscal year of the Company to the end of such quarter and (ii) a schedule of the outstanding Indebtedness for borrowed money of the Company and its Subsidiaries describing in reasonable detail each such debt issue or loan outstanding and the principal amount and amount of accrued and unpaid interest with respect to each such debt issue or loan.

          (b) YEAR-END FINANCIAL INFORMATION. As soon as available and in any event within ninety (90) days after the end of the fiscal year of the Company, the Company shall deliver (i) the consolidated and consolidating balance sheets of the Company and its Subsidiaries as at the end of such year and the related consolidated and consolidating statements of income and stockholders' equity and consolidated cash flow for such fiscal year, (ii) a schedule of the outstanding Indebtedness for borrowed money of the Company and its Subsidiaries describing in reasonable detail each such debt issue or loan outstanding and the principal amount and amount of accrued and unpaid interest with respect to each such debt issue or loan, and
(iii) a report with respect to the financial statements from Deloitte & Touche, LLP or another "Big Five" firm of certified public accountants selected by the Company and reasonably acceptable to the Purchasers, which report shall be issued pursuant to an audit conducted by such firm of certified public accountants in conformity with GAAP. Such report shall contain an "Unqualified" opinion (as such term is defined in AU Section 508.10 of the American Institute of Certified Public Accountants Professional Standards.

          (c) COMPANY'S COMPLIANCE CERTIFICATE. Together with each delivery of financial statements of the Company and its Subsidiaries pursuant to Sections 8.1(a) (with respect to quarterly financial statements only) and 8.1(b) above, the Company shall deliver or cause to be delivered a fully and properly completed compliance certificate (in substantially the form attached hereto as EXHIBIT D (or in such other form or substance as shall be satisfactory to Purchaser) and referred to as a "COMPLIANCE CERTIFICATE") signed by the chief executive officer or chief financial officer of the Company together with a report of the Company's firm of certified public accountants (with respect to 8.1(b) only) that it is not aware of any condition or event that constitutes a default or Event of Default under any of the Transaction Documents.

          (d) ACCOUNTANTS' REPORTS. Promptly upon receipt thereof, the Company shall deliver copies of all significant reports submitted by the Company's firm of certified public accountants in connection with each annual, interim or special audit or review of any type of the financial statements or related internal control systems of the Company and its Subsidiaries made by such accountants, including any comment letter submitted by such accountants to management in connection with their services.

          (e) MANAGEMENT REPORTS. Together with each delivery of financial statements of the Company and its Subsidiaries pursuant to subsections 8.1(a) and 8.1(b), the Company will deliver a management report (i) describing the operations and financial condition of the Company and its Subsidiaries for the period then ended and the portion of the current fiscal year then elapsed (or for the fiscal year then ended in the case of year-end financials), (ii) setting forth in comparative form the corresponding figures for the corresponding periods of the previous fiscal year and the corresponding figures from the most recent projections for the current fiscal year delivered pursuant to subsection 8.1(f) and (iii) discussing the reasons for any significant variations. The information above shall be presented in reasonable detail and shall be certified by the chief financial officer of the Company to the effect that such information fairly presents the results of operations and financial condition of the Company and its Subsidiaries as at the dates and for the periods indicated. Notwithstanding the foregoing, in the case of month-end financials that are not also quarter-end financials, no such management report shall be required except to the extent otherwise prepared by the Company.

          (f) PROJECTIONS. The Company shall continue to prepare a Tactical Plan Summary for each fiscal year (or other document substantially the same as the Tactical Plan Summary for the Fiscal Year 2001, dated April 12, 2000), and such Tactical Plan Summary shall be provided to the Purchasers no later than forty-five (45) days after the beginning of the fiscal year to which such document relates.

          (g) SEC FILINGS AND PRESS RELEASES. Promptly upon their becoming available, the Company shall deliver copies of (i) all SEC Reports of the Company and each Subsidiary, (ii) all financial statements, reports, notices and proxy statements sent or made available by the Company or any of its Subsidiaries to their security holders, (iii) all regular and periodic reports and all registration statements and prospectuses, if any, filed by the Company or any of its Subsidiaries with any securities exchange or with the Commission or any governmental or private regulatory authority, and (iv) all press releases and other statements made available by the Company or any of its Subsidiaries to the public concerning material developments in the business the Company or any of its Subsidiaries.

          (h) EVENTS OF DEFAULT, ETC. Promptly upon the Company obtaining knowledge of any of the following events or conditions, the Company shall deliver copies of all notices given or received by the Company or any of its Subsidiaries with respect to any such event or condition and a certificate of the Company's Chief Executive Officer specifying the nature and period of existence of such event or condition and what action the Company has taken, is taking and proposes to take with respect thereto: (i) any condition or event that constitutes a breach of any provision of this Agreement or any other Transaction Document; (ii) any notice that any Person has given to the Company or any Subsidiary, or any other action, taken with respect to a claimed default in any agreement evidencing Indebtedness or any other material agreement to which the Company or any Subsidiary is a party; or (iii) any event or condition that could reasonably be expected to result in any material adverse effect on the Condition of the Company.

          (i) LITIGATION. Promptly upon any officer of the Company obtaining knowledge of (i) the institution of any action, suit, proceeding, governmental investigation or arbitration against or affecting the Company or any of its Subsidiaries or any property of the Company or any of its Subsidiaries not previously disclosed by the Company to the Purchasers or (ii) any material development in any action, suit, proceeding, governmental investigation or arbitration at any time pending against or affecting the Company or any of its Subsidiaries or any property of the Company or any of its Subsidiaries, which, in each case, the Company reasonably determines that such matter may, if adversely determined, have a material adverse effect on the Condition of the Company, the Company will promptly give notice and a description thereof to the Purchasers and provide such other information as any Purchasers or its counsel may reasonably request, PROVIDED, HOWEVER, that the Company shall not be required to provide such description or other information if in the reasonable opinion of the Company's counsel, such action would violate the attorney-client or work product privileges existing with respect to such matter.

          (j) SUBSIDIARIES. Not less than fifteen (15) days prior to creating a Subsidiary or acquiring the stock of, or other equity interests in, a Person, such that such Person will become a Subsidiary, the Company shall notify the Purchasers of the Company's or any of its Subsidiary's intention to create such Subsidiary or acquire such stock or equity interests, and following such notice such Subsidiary will not be created or acquired until the Company has caused each Subsidiary to execute a joinder to this Agreement, and the other Transaction Documents in form and substance reasonably satisfactory to the Purchasers.

     (k) SUPPLEMENTED SCHEDULES; NOTICE OF CORPORATE CHANGES. Annually, concurrently with the delivery of the projections required by subsection 8.1(f), the Company shall supplement in writing and deliver to the Purchasers revisions of the Schedules annexed to this Agreement as if the representations and warranties in this agreement were made as of such date to the extent necessary to disclose new or changed facts or circumstances after the Closing Date which could have a material adverse effect upon the Condition of the Company, to the extent not otherwise disclosed to Purchasers pursuant to the provisions of this Agreement; PROVIDED that subsequent disclosures shall not constitute a cure or waiver of any Event of Default resulting from the matters disclosed. The Company shall provide prompt written notice to the Purchasers of any material change after the Closing Date in the authorized and issued capital stock or other equity interests of the Company or any of its Subsidiaries or any other material amendment to their charter, by-laws or other organizational documents, such notice, in each case, to identify the applicable jurisdictions, capital structures or amendments as applicable.

     (l) NO DEFAULTS. The Company shall deliver to the Purchasers concurrently with the delivery of the financial statements referred to in Section 8.1(b), a certificate of the Company's Chief Financial Officer stating that to his or her knowledge no Event of Default shall have occurred during the period covered thereby, except as specified in such certificate.

     (m) OTHER INFORMATION. With reasonable promptness, the Company shall deliver such other information and data with respect to the Company or any of its Subsidiaries as from time to time may be reasonably required by the Purchasers.

     (n) PUBLICLY AVAILABLE INFORMATION. Notwithstanding anything to the contrary contained in subsection 8.1(a), 8.1(b), and 8.1(e), at such time, and for so long as (and only for so long as), the Company is subject to the reporting requirements of Section 13(a) or 15(d) of the Exchange Act, the annual and quarterly information and reports and the management reports required to be delivered by the Company pursuant to subsections 8.1(a), 8.1(b) and 8.1(e) hereof shall not be required to be provided by the Company to the Purchasers, provided that the Company shall promptly provide to the Purchasers all information and reports required to be delivered by the Company under the reporting requirements of Section 13(a) or 15(d) of the Exchange Act, as in effect on the date hereof.

     8.2 PRESERVATION OF CORPORATE EXISTENCE. The Company shall, and shall cause each of its Subsidiaries to:

          (a) preserve and maintain in full force and effect its corporate (or, as applicable, limited liability partnership or other entity) existence;

          (b) conduct its business in accordance with sound business practices, keep its properties in good working order and condition (normal wear and tear excepted), and from time to time make all needed repairs to, renewals of or replacements of its properties (except to the extent that any of such properties are obsolete or are being replaced) so that the efficiency of its business operations shall be fully maintained and preserved; and

          (c) file or cause to be filed in a timely manner all reports, applications, estimates and licenses that shall be required by each Governmental Authority.

     8.3 PAYMENT OF OBLIGATIONS. The Company shall, and shall cause each of its Subsidiaries to, pay and discharge as the same shall become due and payable, all their respective obligations and liabilities including without limitation:

          (a) all Tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by the Company or such Subsidiary;

          (b) all lawful claims which the Company and each of its Subsidiaries is obligated to pay, which are due and which, if unpaid, might by law become a Lien upon its property, unless the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by the Company or such Subsidiary; and

          (c) all payments of principal, interest and other amounts when due on Indebtedness.

     8.4 COMPLIANCE WITH LAWS. The Company shall comply, and shall cause each of its Subsidiaries to comply, in all material respects with all Requirements of Law and with the directions of each Governmental Authority having jurisdiction over them or their business or property (including, without limitation, all applicable Environmental Laws).

     8.5 RESERVATION OF SHARES. The Company shall at all times reserve and keep available out of its authorized capital stock, solely for the purpose of issuance or delivery upon exercise of the Warrants, the maximum number of shares of capital stock that may be issuable or deliverable upon such exercise or conversion, as the case may be (the "EXERCISABLE SHARES"). The Exercisable Shares shall, when issued or delivered in accordance with the Warrants, be duly and validly issued, fully paid and non-assessable, and free and clear of all Liens, liabilities and rights. The Company shall issue such capital stock in accordance with the provisions of the Warrants, and shall otherwise comply, in each case, with the terms thereof.

     8.6 INSPECTION. The Company will permit, and will cause each of its Subsidiaries to permit, representatives of each of the Purchasers to visit and inspect any of their properties, to examine their corporate, financial and operating records and make copies thereof or abstracts therefrom, and to discuss their affairs, finances and accounts with their respective directors, officers and independent public accountants, all at such reasonable times during normal business hours and as often as may be reasonably requested, upon reasonable advance notice and conducted in such a manner as to minimize disruption of business to the Company and its Subsidiaries; PROVIDED, HOWEVER, that no such inspection, examination or inquiry, the failure to conduct same, nor any knowledge of any Purchaser, including, without limitation, any knowledge obtained by such Purchaser in connection with any such inspection, investigation or inquiry, shall constitute a waiver of any rights such Purchaser may have under any representation, warranty, covenant, term or agreement under any of the Transaction Documents.

     8.7 PAYMENT OF NOTE. The Company shall pay the principal of, interest on and other amounts due in respect of, the Notes on the dates and in the manner provided in the Notes and to the accounts set forth on EXHIBIT E hereto, unless otherwise instructed by the holder of the particular Note.

     8.8 INSURANCE. The Company and its Subsidiaries shall maintain or cause to be maintained in good repair, working order and condition all material properties used in their respective businesses and will make or cause to be made all appropriate repairs, renewals and replacements thereof. The Company and its Subsidiaries will maintain or cause to be maintained with financially sound and reputable insurers public liability and property damage insurance with respect to their respective businesses and properties against loss or damage of the kinds customarily carried or maintained by companies of established reputation engaged in similar businesses and in amounts acceptable to Purchasers and will deliver evidence thereof to Purchasers.

     8.9 BOOKS AND RECORDS. The Company shall, and shall cause each of its Subsidiaries to, keep proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Company and each of its Subsidiaries in accordance with GAAP consistently applied to the Company and its Subsidiaries taken as a whole.

     8.10 USE OF PROCEEDS. The Company shall use the proceeds of the sale of Securities hereunder only as follows: (i) for the payment of fees and expenses in connection with the transactions contemplated hereunder and in the other Transaction Documents, and (ii) for the repayment of the Bridge Notes as contemplated in Section 3.16.

     8.11 BOARD ATTENDANCE. The Company shall give WMF and Whitney and Albion I, Albion II and Equitable notice of (in the same manner as notice is given to directors), and permit one Person designated by WMF (or Whitney) (the "WHITNEY DESIGNEE") and one person designated by Albion I, Albion II and Equitable (the "ALBION/EQUITABLE DESIGNEE") to attend as observer, all meetings of the Company's Board of Directors and all executive and other committee meetings of the Board of Directors and shall provide to WMF and Whitney and Albion I, Albion II and Equitable the same information concerning the Company, and access thereto, provided to members of the Company's Board of Directors and such committees. If, however, in connection with the consideration or deliberation by the Company's Board of Directors of the commencement, prosecution or defense of a claim against one or more of the Purchasers relating to the Transaction Documents, the Company's Board of Directors conclude in good faith that, in the exercise of their fiduciary duty to the Company and its shareholders, such deliberation or consideration must occur without the presence of either or both of the Whitney Designee and/or the Albion/Equitable Designee, the Company's Board of Directors shall so advise such designees, who shall recuse themselves from such portion of the meeting at which such consideration or deliberation occurs. Upon conclusion of such consideration or deliberation, such designees shall be permitted to return to the meeting. The reasonable travel expenses incurred by any Whitney Designee (and the Albion/Equitable Designee) in attending any board or committee meetings shall be reimbursed by the Company to the extent consistent with the Company's then existing policy of reimbursing directors generally for such expenses. Notwithstanding any other provision of this Agreement, (i) the rights granted under this Section 8.11 to WMF and Whitney, and to Albion I, Albion II and Equitable are personal to such parties and shall not be transferred to any successor, holder, transferee or assignee of the Notes or Warrants, or the Common Stock underlying such Warrants (ii) the right of WMF and Whitney to appoint the Whitney designee shall terminate at such time as WMF, together with its Affiliates, cease to hold Notes having an aggregate principal amount of $12,500,000, exclusive of any optional prepayment of a portion of the WMF Note pursuant to Section 4 thereof, and (iii) the right of Albion I, Albion II and Equitable to appoint the Albion/Equitable Designee shall terminate at such time as Albion I, Albion II and Equitable, together with their respective Affiliates, cease to hold Notes having an aggregate principal amount of $12,500,000, exclusive of any optional prepayment of a portion of the Albion/Equitable Notes pursuant to Section 4 thereof.

                                   ARTICLE 9

                               NEGATIVE COVENANTS
                               ------------------

     Until the payment by the Company of all principal of and interest on the Notes and all other amounts due at the time of payment of such principal and interest to the Purchasers under this Agreement and the other Transaction Documents, including, without limitation, all fees, expenses and amounts due at such time in respect of indemnity obligations under Article 7, the Company hereby covenants and agrees with the Purchasers as follows:

     9.1  FUNDAMENTAL CHANGES; CONSOLIDATIONS, MERGERS AND ACQUISITIONS.

          (a) The Company shall not, and shall not permit any of its Subsidiaries directly or indirectly to: (i) amend, modify or waive any material term or provision of its Certificate of Incorporation, By-laws or other organizational or governing agreements and documents, unless required by law;
(ii) enter into any transaction of merger or consolidation except for Approved Acquisitions; (iii) liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution); or (iv) acquire by purchase or otherwise all or any substantial part of the business or assets of any other Person, except for Approved Acquisitions.

          (b) The following transactions shall not be prohibited by Section 9.1(a):

              (i) any Subsidiary of the Company may be merged or consolidated with or into the Company (PROVIDED that the Company shall be the continuing or surviving corporation) or with or into any Wholly Owned Subsidiary Guarantor (PROVIDED that the Wholly Owned Subsidiary Guarantor shall be the continuing or surviving corporation);

                (ii) any Subsidiary of the Company may dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Company or any Wholly Owned Subsidiary Guarantor; or

                (iii) any Subsidiary may liquidate or dissolve into the Company or any Wholly Owned Subsidiary Guarantor if the Company determines in good faith that such liquidation or dissolution is in the best interests of the Company;

PROVIDED, HOWEVER, that in each such case described in clauses (i) through (ii) no Default or Event of Default, both before and after giving effect to such transaction, shall have occurred and be continuing under any of the Transaction Documents and no such transaction would (x) result in tax consequences that could reasonably be expected to have a material adverse effect on the Condition of the Company, (y) if all of the Subsidiaries of the Company were dissolved and liquidated immediately following such transaction, result in the Company receiving net assets having a value less than that of the net assets that would have been received by the Company if such liquidation occurred immediately prior to such transaction; or (z) materially disadvantage the Purchasers.

     9.2 TRANSACTIONS WITH AFFILIATES. Except in the ordinary course of business and consistent with past practices, the Company shall not, and shall not permit any of its Subsidiaries to, (a) enter into any transaction or agreement or other Contractual Obligation with, or make any payment (other than pursuant to agreements existing on the date hereof or subsequently approved by the Purchasers) to, any Affiliate, other than a Wholly Owned Subsidiary Guarantor, (b) amend or terminate any existing agreement with any Affiliate, other than a Wholly Owned Subsidiary Guarantor, (c) purchase from or provide to an Affiliate, other than a Wholly Owned Subsidiary Guarantor, any selling, general, management or administrative services, (d) directly or indirectly make any sales to or purchases from an Affiliate, other than a Wholly Owned Subsidiary Guarantor, or (e) increase the compensation being paid to an Affiliate, other than a Wholly Owned Subsidiary Guarantor.

     9.3 NO INCONSISTENT AGREEMENTS. None of the Company nor any of its Subsidiaries shall enter into any Contractual Obligation or enter into any amendment or other modification to any currently existing Contractual Obligation of the Company, or any of their Subsidiaries, which by its terms restricts or prohibits the ability of the Company to pay the principal of or interest on the Notes or to fully satisfy all of the obligations under the Transaction Documents of the Company or any of its Subsidiaries.

     9.4 LIMITATION ON INDEBTEDNESS. The Company shall not, and shall not cause, suffer or permit any of its Subsidiaries to, directly or indirectly, collectively and in the aggregate, issue, assume or otherwise incur any Indebtedness, other than:

          (a) Indebtedness created under this Agreement;

          (b) Senior Indebtedness, up to an aggregate outstanding principal amount of $260,000,000, or other Indebtedness other than Capital Lease Obligations, up to an aggregate outstanding principal amount of $2,000,000, in either case inclusive of Indebtedness listed on SCHEDULE 5.26;

          (c) Non-current liabilities for post-employment healthcare and other insurance benefits;

          (d) Trade payables and accrued expenses, in each case arising in the ordinary course of business;

          (e) Indebtedness secured by a Lien permitted under Section 9.5;

          (f) Indebtedness between and/or among the Company and any Wholly-Owned Subsidiary Guarantors;

          (g) Indebtedness between and/or among the Company and any Subsidiary that is not a Wholly-Owned Subsidiary Guarantor (or among any Subsidiary that is not a Wholly Owned Subsidiary Guarantor and any Wholly Owned Subsidiary Guarantor), PROVIDED that the obligations of such Indebtedness shall:

                    (i) be subordinated in right of payment to all Indebtedness under the Note and this Agreement from and after such time as any portion of the Indebtedness under the Note and this Agreement shall become due and payable (whether at stated maturity, by acceleration or otherwise); and

                    (ii) have such other terms and provisions as the Purchasers may reasonably require; and

          (h) Refinancings, refundings or extensions of Senior Indebtedness, PROVIDED, that any such refinancings, refundings or extensions shall not be incurred from any Person other than a bank, savings and loan association, insurance company, pension fund, mutual fund, commercial finance company or institutional lender having total assets (together with its Affiliates) in excess of $500,000,000 and shall not:

                    (i) exceed the principal amount permitted under Section 9.4(b) hereof;

                    (ii) shorten the maturity (or weighted average life to maturity) of such Indebtedness or convert a revolving credit facility into a facility which provides for the amortization of principal;

                    (iii) increase the interest rate applicable to such Indebtedness;

                    (iv) upon the occurrence and during the continuance of an Event of Default, cause any covenants or undertakings (whether affirmative or negative) of the Company or its Subsidiaries in respect of such Indebtedness to be more restrictive than such covenants or undertakings had been prior to such refinancing, refunding or extension;

                    (v) facilitate the exercise or enforcement of any remedies of any obligee of such Indebtedness in respect of any default or event of default thereunder;

                    (vi) materially and adversely affect any obligations under the Transaction Documents to Purchasers;

                    (vii) result in any amendments or modifications of any of the subordination provisions applicable to such Indebtedness.

          (i) Interest rate protection arrangements or hedging devices entered into by the Company and its Subsidiaries required under the Senior Loan Documents.

          (j) Indebtedness incurred pursuant to an Approved Acquisition;

          (k) Indebtedness in respect of taxes, assessments, governmental charges or levies and claims for labor, materials and supplies to the extent that payment therefore shall not at the time be required to be made in accordance with the provisions of Section 8.3;

          (l) Indebtedness in respect of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as execution is not levied thereunder or in respect of which any of the Company or any of its Subsidiaries shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review;

          (m) Endorsements for collection, deposit or negotiation and warranties of products or services, in each case incurred in the ordinary course of business.

          (n) Capital Lease Obligations not exceeding $8,000,000 in aggregate amount at any time outstanding; or

          (o) Indebtedness incurred in connection with (i) the acquisition after the Closing Date of any real or personal property by any of the Borrowers or their Subsidiaries, and (ii) the issuance by any of the Company or any of its Subsidiaries of any industrial revenue bonds, industrial development bonds or similar instruments, PROVIDED that the aggregate principal amount of Indebtedness of the Company and its Subsidiaries incurred pursuant to this clause (o) shall not exceed the aggregate amount of $10,000,000 at any one time.

     9.5 LIMITATION ON LIENS. The Company, will not, and will not permit any of its Subsidiaries, directly or indirectly, to create, incur, assume or permit to exist any Lien on or with respect to any property or asset (including, without limitation, any document or instrument with respect to goods or accounts receivable) of the Company or its Subsidiaries, whether now owned or hereafter acquired, or any income or profits therefrom, except Permitted Encumbrances. "PERMITTED ENCUMBRANCES" means the following:

          (a) Liens for Taxes, assessments or other governmental charges which are not yet due and payable or which are being contested in good faith with a reserve or other appropriate provision having been made therefor;

          (b) Liens of landlords, carriers, warehousemen, mechanics, materialmen and other similar liens imposed by law, which are incurred in the ordinary course of business for sums not more than thirty (30) days delinquent or which are being contested in good faith;

PROVIDED that a reserve or other appropriate provision shall have been made therefor and the aggregate amount of such Liens is less than $10,000,000;

          (c) Liens (other than any Lien imposed under or in connection with ERISA) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety, stay, customs and appeal bonds, bids, leases, government contracts, trade contracts, performance and return of money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

          (d) Liens for purchase money obligations to acquire assets; PROVIDED that:

                    (i) each such Lien attaches to such asset concurrently with or within 10 days after acquisition thereof;

                    (ii) does not exceed the purchase price of such asset; and

                    (iii) the Indebtedness secured by all such Liens, shall not exceed $4,000,000; and

                    (iv) each such Lien encumbers only the asset so purchased;

          (e) Any attachment or judgment Lien not constituting an Event of Default;

          (f) Leases or subleases granted to others not interfering in any material respect with the business of the Company or any of its Subsidiaries;

          (g) Easements, rights of way, restrictions and other similar charges or encumbrances not interfering in any material respect with the ordinary conduct of the business of the Company or any of its Subsidiaries;

          (h) Liens existing on the date hereof and renewals and extensions thereof, which Liens are set forth on SCHEDULE 5.26 hereto; and

          (i) Liens granted in favor of the Administrative Agent and Lenders under the Senior Credit Documents.

     9.6 DISPOSITIONS OF ASSETS. Except for items listed on SCHEDULE 9.6, the Company will not, and will not permit any of its Subsidiaries, directly or indirectly, to convey, sell (pursuant to a sale/leaseback or otherwise), lease, sublease, transfer or otherwise dispose of, or grant any Person an option to acquire, in one transaction or a series of transactions, any of its property, business or assets, or the capital stock of or other equity interests in any of its Subsidiaries, whether now owned or hereafter acquired, except for:

          (a) Bona fide sales of inventory, including real estate acquired in the ordinary course of business, to customers for fair value in the ordinary course of business and dispositions of obsolete equipment not used or useful in the business;

          (b) Asset Dispositions if all of the following conditions are met:

                    (i) the market value of assets sold or otherwise disposed of (by the Company and its Subsidiaries taken as a whole) in any fiscal year do not exceed $500,000;

                    (ii) the sale price received is at least equal to the fair market value of such assets;

                    (iii) at least 75% of the consideration received is Cash;

                    (iv) after giving effect to the sale or other disposition of the assets included within the Asset Disposition and the repayment of Indebtedness with the proceeds thereof, the Company would be in compliance on a pro forma basis with the covenants set forth in
          Section 9.8 hereof recomputed for the most recently ended month for which information is available and is in compliance with all other terms and conditions of this Agreement; and

                    (v) no Event of Default then exists or shall result from such sale or other disposition.

     9.7 LIMITATIONS ON RESTRICTED PAYMENTS. The Company will not make, or permit any of its Subsidiaries to make, any Restricted Payment, EXCEPT that, so long as no default or Event of Default under the Notes has occurred and is continuing or would result therefrom, the Company may declare and pay dividends on or in respect of any shares of its capital stock in an aggregate amount not to exceed $2,000,000 paid in any period of twelve (12) consecutive months.

     9.8 FINANCIAL COVENANTS. The Company covenants and agrees that until payment in full of all Indebtedness hereunder and under the Notes, the Company shall comply with and shall cause each of its Subsidiaries to comply with all covenants in this Section 9.8 applicable to such Person. Compliance with the covenants in this Section 9.8 shall be determined on a consolidated basis in accordance with GAAP consistently applied, unless explicitly stated otherwise.

          (a) INTEREST COVERAGE. The Company shall not permit the ratio of Consolidated EBITDA to Consolidated Total Interest Expense for the Company and its Subsidiaries, on a consolidated basis, for any twelve (12) month period ending on the last day of a fiscal quarter during any of the periods set forth below to be less than the ratio set forth below for such period:

                      PERIOD                                    RATIO

Closing Date to and including September 30, 2001              1.50:1.00
October 1, 2001 to and including September 30, 2002           1.75:1.00
October 1, 2002 to and including September 30, 2003           2.00:1.00
October 1, 2003 and thereafter                                2.25:1.00

          (b) FIXED CHARGE COVERAGE. The Company shall not permit the ratio of
(i) Consolidated EBITDA for any twelve (12) month period ending on the last day of a fiscal quarter during any of the periods set forth below, less Capital Expenditures for such period, to (ii) the sum of Consolidated Total Interest Expense for such period and the aggregate amount of payments of principal of any Funded Indebtedness actually made or required to be made during such period, to be less than the ratio set forth below for such period:

                      PERIOD                                   RATIO

Closing Date to and including March 31, 2002                 1.10:1.00
April 1, 2002 to and including June 30, 2003                 1.15:1.00
July 1, 2003 and thereafter                                  1.30:1.00


          (c) TOTAL LEVERAGE TEST. The Company shall not permit the ratio of Funded Indebtedness as of the last day of any fiscal quarter during any of the periods set forth below to Consolidated Adjusted EBITDA for the twelve (12) month period ending on the last day of such fiscal quarter, with respect to the Company and its Subsidiaries, on a consolidated basis, to be greater than the ratio set forth below for such period:

                      PERIOD                                   RATIO

Closing Date to and including June 30, 2001                  5.35:1.00
July 1, 2001 to and including June 30, 2002                  5.15:1.00
July 1, 2002 to and including March 31, 2003                 5.00:1.00
April 1, 2003 to and including December 31, 2003             4.75:1.00
January 1, 2004 and thereafter                               4.50: 1.00


          (d) CAPITAL EXPENDITURES. The Company shall not permit aggregate Capital Expenditures of the Company and its Subsidiaries in any fiscal year to exceed the amounts set forth below for each corresponding period.

                      PERIOD                                    AMOUNT

Fiscal Year ending March 31, 2001                            $12,000,000
Fiscal Year ending March 31, 2002                            $13,000,000
Fiscal Year ending March 31, 2003 and thereafter             $15,000,000


          (e) MINIMUM NET WORTH TEST. The Company and its Subsidiaries have a Consolidated Net Worth on the date hereof of at least $100,000,000. The Company will not permit Consolidated Net Worth at any time to be less than $100,000,000, as such amount shall be increased at the end of each Fiscal quarter thereafter (commencing with the fiscal quarter ending on or around September 30 2000) for the Fiscal quarter thereafter, by the addition of 75% of Consolidated Net Income earned after June 30, 2000.

     9.9 EMPLOYEE BENEFIT PLANS. Except with respect to obligations in existence as of the Closing Date, the Company shall not, and shall not permit any of its Subsidiaries or any ERISA Affiliate, without the prior approval of the Purchasers, (a) to establish or contribute to any employee benefit plan (within the meaning of Section 3(3) of ERISA) or other employee benefit arrangement which (i) is subject to Title IV of ERISA or is otherwise a Defined Benefit Plan, Multiemployer Plan or multiple employer plan (within the meaning of Section 413(c) of the Code); or (ii) provides post-retirement welfare benefits or "parachute payments" (within the meaning of Section 280G(b) of the Code); or (b) to amend any Plan if the effect of such amendment would cause such Plan to be a plan or arrangement described in clause (a)(i) hereof or to provide any of the benefits described in clause (a)(ii) hereof.

     9.10 LIMITATION ON BUSINESS OF THE COMPANY. Neither the Company nor any of its Subsidiaries shall materially change the business of the Company or such Subsidiaries from the Business.

     9.11 INVESTMENTS. Except in the ordinary course of business and consistent with past practices, the Company shall not, and shall not permit any of its Subsidiaries, directly or indirectly, to make or own any Investment in any Person except: (a) Investments in Cash Equivalents; provided that such Cash Equivalents are not subject to setoff rights in favor of the issuing bank arising from any existing banking relationship; (b) intercompany loans and investments to the extent permitted under Section 9.2 or 9.4; (c) loans and advances to employees for moving, entertainment, travel and other similar expenses in the ordinary course of business not to exceed $250,000 in the aggregate at any time outstanding; (d) Investments of less than $100,000, provided that the aggregate of such Investments is less than $1,000,000; (e) Investments in existence on the Closing Date; and (f) as provided on SCHEDULE 9.11.

     9.12 CONTINGENT OBLIGATIONS. The Company shall not, nor shall it permit any of their Subsidiaries directly or indirectly to create or become or be liable with respect to any Contingent Obligation except those; (a) resulting from endorsements of negotiable instruments for collection in the ordinary course of business; (b) arising under this Agreement; (c) existing on the Closing Date and as described in SCHEDULE 9.12 annexed hereto; (d) arising with respect to customary indemnification and purchase price adjustment obligations incurred in connection with any Asset Dispositions; (e) incurred in the ordinary course of business with respect to surety and appeal bonds, performance and return-of-money bonds and similar obligations not exceeding any time outstanding $250,000 in aggregate liability; (f) incurred with respect to any Indebtedness permitted pursuant to Section 9.04 hereof; and (g) not otherwise permitted by clauses (a) through (f) above so long as any such Contingent Obligations, in the aggregate at any time outstanding do not exceed $250,000.

     9.13 MANAGEMENT FEES AND COMPENSATION. The Company shall not, nor shall it permit any of its Subsidiaries, directly or indirectly, to pay any management, consulting or similar fees to any Affiliate or to any director, officer or employee of the Company or any of its Subsidiaries except (i) reasonable director's fees and expenses, (ii) reasonable employee compensation (including reasonable severance arrangements), (iii) agreements valued at no more than $60,000 per year, per individual, and (iv) as set forth on SCHEDULE 9.13. Notwithstanding the foregoing, no payments may be made with respect to any items set forth on SCHEDULE 9.13 upon the incurrence and during the continuation of a default or an Event of Default.

     9.14 FISCAL YEAR. The Company and its Subsidiaries shall not change their fiscal year without the prior consent of the Purchasers.

     9.15 PRESS RELEASE; PUBLIC OFFERING MATERIALS. Neither the Company nor any of its Affiliates shall, nor shall the Company or any of its Affiliates permit any of their respective Subsidiaries to disclose the name of any Purchaser or any of its Affiliates in any press release or in any prospectus, proxy statement or other materials filed with the governmental entity relating to a public offering of the capital stock or other equity interest of the Company, any of its Affiliates or any of their respective Subsidiaries without such Purchaser's or such Affiliate's prior written consent which shall not be unreasonably withheld or as required under any Requirement of Law of the rules of any Stock Exchange.

     9.16 SUBSIDIARIES. Except as permitted in Section 8.1(j), the Company shall not, nor shall any of the Subsidiaries be permitted to, directly or indirectly, establish, create or acquire any new Subsidiary.

     9.17 NO NEGATIVE PLEDGES. Except pursuant to the existing agreements with the creditors of the Senior Indebtedness, the Company will not, and will not permit any of its Subsidiaries, directly or indirectly to enter into or assume any agreement prohibiting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired.

     9.18 NO RESTRICTIONS ON SUBSIDIARY DISTRIBUTIONS TO THE COMPANY. Except pursuant to the existing agreements with the creditors of the Senior Indebtedness and except as otherwise provided herein, the Company will not, and will not permit any of its Subsidiaries, directly or indirectly to create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of the Company or any such Subsidiary to: (a) pay dividends or make any other distribution on any of such Subsidiary's capital stock (or equity interest) owned by the Company or any Subsidiary; (b) subject to subordination provisions for the benefit of Purchasers, pay any Indebtedness owed to the Company or any other Subsidiary;
(c) make loans or advances to the Company or any other Subsidiary; or (d) transfer any of its property or assets to the Company or any other Subsidiary.

     9.19 TAX ELECTION. The Company will not make any elections to treat the Company as anything other than an association taxable as a corporation for U.S. federal income tax purposes.

                                   ARTICLE 10

                                   PREPAYMENT
                                   ----------

     10.1 OPTIONAL PREPAYMENT. Subject to Section 7 of the Notes and the provisions of the Subordination Agreement, the Company may prepay outstanding principal (together with accrued interest) on the Note in accordance with the "Optional Prepayment" provisions set forth in Section 4 of the Notes.

     10.2 MANDATORY PREPAYMENT. Subject to Section 7 of the Notes and the provisions of the Subordination Agreement, the Company shall prepay outstanding principal

(together with accrued interest) on the Note in accordance with the "MANDATORY PREPAYMENT" provisions set forth in Section 3 of the Notes.

                                   ARTICLE 11

                                  MISCELLANEOUS
                                  -------------

     11.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All of the representations and warranties made herein shall survive the execution and delivery of this Agreement, any investigation by or on behalf of the Purchasers, acceptance of the Securities and payment therefor, until such time as the Notes have been paid in full and all other obligations under the Transaction Documents have been satisfied in full.

     11.2 NOTICES. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier (with receipt confirmed), courier service or personal delivery:

           a.       if to the Company:

                    TransTechnology Corporation
                    150 Allen Road
                    Liberty Corner, NJ  07938
                    Telecopier:  (908) 903-9691
                    Attention:   Mr. Joseph Spanier

                    with a copy to:

                    Hahn Loeser & Parks LLP
                    3300 BP Tower
                    200 Public Square
                    Cleveland, OH 44114
                    Telecopier:  (216) 241-2824
                    Attention:   F. Ronald O'Keefe, Esq.

           b.       if to WMF:
                    J. H. Whitney Mezzanine Fund, L.P.
                    177 Broad Street, 15th Floor
                    Stamford, Connecticut 06901
                    Telecopier No.:  (203) 973-1422
                    Attention:  Mr. David A. Scherl
                                Mr. Daniel J. O'Brien

                    with a copy to:

                    Morrison Cohen Singer & Weinstein, LLP

                    750 Lexington Avenue
                    New York, New York  10022
                    Telecopier No.:  (212) 735-8704
                    Attention:  Andrew M. Arsiotis, Esq.
                                Jack Levy, Esq.

           c.       if to Albion I:
                    Albion Alliance Mezzanine Fund I, L.P.
                    1345 Avenue of the Americas
                    New York, New York  10105
                    Telecopier No.:  (212) 969-6659
                    Attention:  James R. Wilson

                    with a copy to:

                    Morrison Cohen Singer & Weinstein, LLP
                    750 Lexington Avenue
                    New York, New York  10022
                    Telecopier No.:  (212) 735-8704
                    Attention:  Andrew M. Arsiotis, Esq.
                                Jack Levy, Esq.

           d.       If to Albion II:
                    Albion Alliance Mezzanine Fund II, L.P.
                    1345 Avenue of the Americas
                    New York, New York  10105
                    Telecopier No.:  (212) 969-6659
                    Attention:  James R. Wilson

                    with a copy to:

                    Morrison Cohen Singer & Weinstein, LLP
                    750 Lexington Avenue
                    New York, New York  10022

                    Telecopier No.:  (212) 735-8704
                    Attention:  Andrew M. Arsiotis, Esq.
                                Jack Levy, Esq.

           e.       if to Equitable:
                    The Equitable Life Assurance Society of the United States c/o Albion Alliance
                    1345 Avenue of the Americas
                    New York, New York  10105
                    Telecopier No.:  (212) 969-6659

                    Attention:  James R. Wilson

                    with a copy to:

                    Morrison Cohen Singer & Weinstein, LLP
                    750 Lexington Avenue
                    New York, New York  10022
                    Telecopier No.:  (212) 735-8704
                    Attention:  Andrew M. Arsiotis, Esq.
                                Jack Levy, Esq.

           f.       if to Fleet:
                    Fleet Corporate Finance, Inc.
                    One Federal Street
                    Boston, MA  02110
                    Telecopier No.:  (617) 434-4970
                    Attention:  Bradley Stewart

                    with a copy to:
                    Morrison Cohen Singer & Weinstein, LLP
                    750 Lexington Avenue
                    New York, New York  10022
                    Telecopier No.:  (212) 735-8704
                    Attention:  Andrew M. Arsiotis, Esq.
                                Jack Levy, Esq.

           g.       If to Citizens:
                    Citizens  Capital, Inc.
                    28 State Street
                    Boston, MA  02109
                    Telecopier No.:  (617) 725-5630
                    Attention:  Randall L. Kutch

                    with a copy to:

                    Morrison Cohen Singer & Weinstein, LLP
                    750 Lexington Avenue
                    New York, New York  10022
                    Telecopier No.:  (212) 735-8704
                    Attention:  Andrew M. Arsiotis, Esq.
                                Jack Levy, Esq.

     All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; if mailed, five Business Days after being deposited in the mail, postage prepaid; or if telecopied, when receipt is acknowledged.

     11.3 SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto. Subject to applicable securities laws, the Purchasers may assign any of their respective rights (except as provided in Section 8.11) under any of the Transaction Documents to any Person and any holder of the Notes, the Warrants or the Common Stock issuable upon exercise of the Warrants may assign, in whole or in part, the Notes, or Warrants or the Common Stock issuable upon exercise of the Warrants to any Person. The foregoing sentence notwithstanding, no Purchaser shall assign any of its rights under any of the Transaction Documents or the Common Stock issuable upon exercise of the Warrants to any competitor of the Company without the prior written consent of the Company. No equity or debt fund shall be deemed to be a competitor solely as a result of such fund having invested in a competitor of the Company. The Company may not assign any of its rights, or delegate any of their obligations, under this Agreement without the prior written consent of the Purchasers, and any such purported assignment by the Company without the written consent of the Purchasers shall be void and of no effect. Except as provided in Article 7, no Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of any of the Transaction Documents.

     11.4  AMENDMENT AND WAIVER.

           (a) No failure or delay on the part of any of the parties hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the parties hereto at law, in equity or otherwise.

           (b) No amendment, supplement or modification of or to any provision in this Agreement or any of the Notes, or any waiver of any such provision or consent to any departure by any party from the terms of any such provision may be made orally.

           (c) Any (i) amendment, supplement or modification hereto or to any of the Notes, (ii) consent hereunder or under any of the Notes or (iii) waiver of any provision (collectively, "MODIFICATION") of this Agreement or of any of the Notes shall be effective as to all holders of the Notes if given pursuant to a written agreement signed by the Company and the holders of at least a majority of the principal amount of the Outstanding Notes which shall include at least two holders of Notes which are not Affiliates (the "REQUISITE NOTEHOLDERS"); PROVIDED, HOWEVER, that no Modification with respect to this Agreement or any of the Notes shall (1) decrease, forgive or change the amount of principal or premium of such Notes, (2) extend the originally scheduled time of payment or prepayment of the principal or premium of such Notes or the time of payment of interest on such Notes, (3) reduce the rate of interest payable on such Notes,
(4) permit any further subordination of the principal or interest of such Notes beyond that provided under the Senior Credit Documents, or (5) release any Guarantor from any of its obligations under the Subsidiary Guaranty, without the prior written consent of the holder of each Note. Any Modification with respect to this Agreement or any of the Warrants shall be effective as to all holders of Warrants if given pursuant to a written agreement signed by the Company and the holders of Warrants exercisable into at least a majority of the shares of Common Stock for which all of the Warrants are then exercisable in the aggregate, which shall include at least two holders of the Warrants which are not Affiliates. No Modification of any of the provisions of this Section 11 shall be effective without the prior written consent of all of the parties hereto.

           (d) Any amendment, supplement or modification of or to any provision of this Agreement or any Note, any waiver of any provision of this Agreement or any Note, and any consent to any departure by any party from the terms of any provision of this Agreement or any Note made or given in conformity herewith, shall (i) apply to all of the parties hereto and their successors and assigns and (ii) be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

     11.5 SIGNATURES; COUNTERPARTS. Telefacsimile transmissions of any executed original document and/or retransmission of any executed telefacsimile transmission shall be deemed to be the same as the delivery of an executed original. At the request of any party hereto, the other parties hereto shall confirm telefacsimile transmissions by executing duplicate original documents and delivering the same to the requesting party or parties. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     11.6 HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     11.7 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED IN ACCORDANCE WITH, AND ENFORCED UNDER, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS OR INSTRUMENTS ENTERED INTO AND PERFORMED ENTIRELY WITHIN SUCH STATE.

     11.8  DETERMINATIONS, REQUEST OR CONSENTS. Subject to the provisions of
Section 11.4, all determinations, requests, consents, waivers or amendments to be made by the Purchasers in their respective opinions or judgments or with their approval or otherwise pursuant to the Transaction Documents shall be made
(i) with respect to the Notes, by the holders of the Notes, and (ii) with respect to the Warrants, by the holders of the Warrants.

     11.9  JURISDICTION, JURY TRIAL WAIVER, ETC.

           (a) EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTES, THE WARRANTS OR ANY AGREEMENTS OR TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AND HEREBY EXPRESSLY SUBMITS TO THE PERSONAL JURISDICTION AND VENUE OF SUCH COURTS FOR THE PURPOSES THEREOF AND EXPRESSLY WAIVES ANY CLAIM OF IMPROPER VENUE AND ANY CLAIM THAT SUCH COURTS ARE AN INCONVENIENT

FORUM. EACH PARTY HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ITS ADDRESS SET FORTH IN SECTION 11.02, SUCH SERVICE TO BECOME EFFECTIVE 10 DAYS AFTER SUCH MAILING.

           (b) EACH OF THE COMPANY AND ITS SUBSIDIARIES HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, THE NOTES, THE WARRANTS OR ANY OF THE OTHER TRANSACTION DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. EACH OF THE COMPANY AND ITS SUBSIDIARIES (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY PURCHASER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PURCHASER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (II) ACKNOWLEDGES THAT THE PURCHASERS HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, AND THE OTHER TRANSACTION DOCUMENTS TO WHICH THEY ARE PARTY BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.

     11.10 SEVERABILITY. If any one or more of the provisions contained in this Agreement, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions of this Agreement. The parties hereto further agree to replace such invalid, illegal or unenforceable provision of this Agreement with a valid, legal and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid, illegal or unenforceable provision.

     11.11 RULES OF CONSTRUCTION. Unless the context otherwise requires, "or" is not exclusive, and references to sections or subsections refer to sections or subsections of this Agreement.

     11.12 ENTIRE AGREEMENT. This Agreement, together with the exhibits and schedules hereto and the other Transaction Documents, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement, together with the exhibits and schedules hereto, and the other Transaction Documents supersede all prior agreements and understandings between the parties with respect to such subject matter.

     11.13 CERTAIN EXPENSES. The Company will pay all reasonable expenses of the Purchasers (including, without limitation, fees, charges and disbursements of counsel) in connection with any amendment, supplement, modification or waiver of or to any provision of this Agreement or any of the other Transaction Documents or any documents relating thereto

(including, without limitation, a response to a request by the Company for the Purchasers' consent to any action otherwise prohibited hereunder or thereunder), or consent to any departure from, the terms of any provision of this Agreement or such other documents.

     11.14 PUBLICITY. Except as may be required by applicable law, none of the parties hereto shall issue a publicity release or announcement or otherwise make any public disclosure concerning this Agreement or the transactions contemplated hereby, without prior approval by the other party hereto. If any announcement is required by law to be made by any party hereto, prior to making such announcement such party will deliver a draft of such announcement to the other parties and shall give the other parties an opportunity to comment thereon. Notwithstanding the foregoing, each Purchaser and its Affiliates may list the Company's name and logo, and describe the Company's business in their marketing materials and may post such information on their website.

     11.15 FURTHER ASSURANCES. Each of the parties shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations, or other actions by, or giving any notices to, or making any filings with, any Governmental Authority or any other Person) as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement, including without limitation, any post-closing assignment(s) by the Purchasers of a portion of the Securities to a Person not currently a party hereto. In connection with any such post-closing assignment, the Company shall enter into an intercreditor agreement with the Purchasers and any subsequent holders of the Notes, on terms and conditions reasonably satisfactory to all parties thereto.

     11.16 OBLIGATIONS OF THE PURCHASERS. Each Purchaser's obligations and the obligations of the Company hereunder are subject to the execution and delivery of this Agreement by the other Purchasers. The obligations of each Purchaser shall be several and not joint and no Purchaser shall be liable or responsible for the acts or omissions of any other Purchaser.

     11.17 NO STRICT CONSTRUCTION. The parties hereto have participated jointly in the negotiation and drafting of this Agreement and the other Transaction Documents. In the event an ambiguity or question of intent or interpretation arises under any provision of this Agreement or any Transaction Document, this Agreement or such other Transaction Document shall be construed as if drafted jointly by the parties thereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement or any other Transaction Document. No knowledge of, or investigation, including without limitation, due diligence investigation, conducted by, or on behalf of, any Purchaser shall limit, modify or affect the representations set forth in Article 5 of this Agreement or the right of any Purchaser to rely thereon.

     11.18 CONFIDENTIALITY. Each of the Purchasers agrees, on behalf of itself and each of its Affiliates, directors, officers, employees and representatives, to use reasonable precautions to keep confidential, in accordance with its customary procedures for handling confidential information of the same nature and in accordance with safe and sound commercial practices, any non-public information supplied to it by the Company or any of the Subsidiary Guarantors pursuant to this Agreement that is identified by such Person as being confidential at the time the same is delivered to such Purchaser, PROVIDED that nothing herein shall limit the disclosure of such information (a) after such information shall have become public other than through a violation of this Section 11.18, (b) to the extent required pursuant to a subpoena, civil investigative demand (or similar process), order, statute, rule or other legal requirement promulgated or imposed by a court or by a judicial, regulatory, self-regulatory or legislative body, organization, agency or committee or otherwise in connection with any judicial or administrative proceeding (including, without limitation, in response to oral questions, interrogatories or requests for information or documents), (c) to counsel, auditors or accountants for any of the Purchasers,
(d) to any regulatory authority having jurisdiction over any of the Purchasers,
(e) to any other Purchaser, (f) in connection with any litigation to which any one or more of the Purchasers is a party, or in connection with the enforcement of rights or remedies hereunder or under any of the Transaction Documents, (g) to a Subsidiary, Affiliate, partner, director, officer or employee of such Purchaser provided, such parties agree to be bound by provisions substantially similar to this Section 11.18, (h) to any assignee or participant (or prospective assignee or participant) permitted pursuant to Section 11.3 so long as such assignee or participant agrees to be bound by the provisions herein, or
(i) with the consent of the Company. Each of the Purchasers agrees that it will not buy, sell trade or otherwise dispose of any Common Stock of the Company during any period that the Company has instructed its directors, officers and employees that any trading is prohibited, provided that such Purchaser has received notice in the same manner as the directors, officers and employees of the Company, and further that it will not buy, sell, trade or otherwise purchase or dispose of any Common Stock of the Company during the ten (10) consecutive Business Days prior to August 29, 2001. Each of the Purchasers agrees that it will not cause, induce or recommend to any of its Affiliates to buy, sell, trade or otherwise dispose of any Common Stock of the Company during any period that the Company has instructed its directors, officers and employees that any trading is prohibited, provided that such Purchaser has received notice in the same manner as the directors, officers and employees of the Company, or to buy, sell, trade or otherwise purchase or dispose of any Common Stock of the Company during the ten (10) consecutive Business Days prior to August 29, 2001. Each of the Purchasers further agrees that it will, in accordance with its customary practices, place the Common Stock of the Company on its restricted list of securities, if any, which directors, officers and employees of such Purchaser are instructed not to purchase or sell. If WMF on the one hand, or Albion I, Albion II and Equitable ("ALBION/EQUITABLE"), on the other hand, shall have notified the Company that WMF or Albion/Equitable, as appropriate, waives its right to (i) have a WMF Designee and/or an Albion/Equitable Designee and under
Section 8.11 and (ii) access to the information provided to such designee thereunder and to the Purchasers under Section 8.1, then the three preceding sentences of this Section 11.18 shall cease to apply to WMF and/or Albion/Equitable, as appropriate, for a period beginning on the date that is fifteen (15) days following delivery of such notice to the Company until a date on which WMF and/or Albion/Equitable, as appropriate, notifies the Company that it has completed any contemplated transaction in the Company's Common Stock and reinstates its rights under Section 8.1 and 8.11 (the "WAIVER PERIOD"); provided, however, that the contemplated restrictions on trading described above during the ten (10) consecutive Business Days prior to August 29, 2001 shall remain in effect during the Waiver Period.

     11.19 PRIOR NOTIFICATION. Unless specifically prohibited by applicable law or court order, each of the Purchasers shall, prior to disclosure thereof, notify the Company of any request for disclosure of any such non-public information by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of such Purchaser by such governmental agency) or pursuant to legal process, and shall consult with the Company on the advisability of taking legally available steps to resist or narrow any such request. In the event that such steps are not available or effective, or are deemed inadvisable by counsel to such Purchaser, as the case may be, or in the event that the Company waives compliance with the provisions of this Section 11.19, such Purchaser, and/or its respective representatives, as the case may be, may disclose to any tribunal only the portion of such non-public information which it is advised by counsel is legally required to be disclosed, and shall exercise reasonable efforts to obtain assurances that confidential treatment will be accorded such non-public information. Such Purchaser shall be entitled to reimbursement from the Company for expense incurred by it or any Affiliated Person, including the fees and expense of counsel, in connection with any action taken pursuant to this Section 11.19.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective officers hereunto duly authorized as of the date first above written.


                                       TRANSTECHNOLOGY CORPORATION


                                       By:  /s/ Michael J. Berthelot
                                            -------------------------------
                                            Name:  Michael J. Berthelot
                                            Title:  President



                                       J. H. WHITNEY MEZZANINE FUND, L.P.

                                       By:  Whitney GP, L.L.C.


                                       By:  /s/ Joseph D. Carrabino, Jr.
                                            -------------------------------
                                            Name:  Joseph D. Carrabino, Jr.
                                                   A Managing Member



                                       ALBION ALLIANCE MEZZANINE FUND I, L.P.


                                       By:  Albion Alliance, LLC
                                            Its General Partner

                                       By:  /s/ James R. Wilson
                                            ------------------------------
                                            James R. Wilson
                                            Title: Senior Vice President



                                       ALBION ALLIANCE MEZZANINE FUND II, L.P.


                                       By:  AA MEZZ II GP,
                                            Its General Partner

                                       By:  Albion Alliance, LLC
                                            Its Sole Member

                                       By:  /s/ James R. Wilson
                                            --------------------------------
                                            James R. Wilson
                                            Title: Senior Vice President



                                       THE EQUITABLE LIFE ASSURANCE SOCIETY
                                       OF THE UNITED STATES


                                       By:  /s/ James R. Wilson
                                            --------------------------------
                                            James R. Wilson
                                            Title: Investment Officer



                                       FLEET CORPORATE FINANCE, INC.


                                       By:  /s/ Michael Browne
                                            -------------------------------
                                            Michael Browne
                                            Managing Director



                                       CITIZENS CAPITAL, INC.


                                       By:  /s/ Randall Kutch
                                            -------------------------------
                                            Name:   Randall Kutch
                                            Title:  Director


                [SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

                                                                       Exhibit A


                       SENIOR SUBORDINATED PROMISSORY NOTE

                  THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS

                  THIS NOTE AND THE INDEBTEDNESS EVIDENCED HEREBY ARE SUBORDINATE TO THE SENIOR DEBT AS DEFINED IN, AND IN THE MANNER AND TO THE EXTENT SET FORTH IN, AN INTERCREDITOR AND SUBORDINATION AGREEMENTS DATED AS OF AUGUST ____, 2000 AMONG THE BORROWER, THE PURCHASERS AND FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT, AND EACH HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF SHALL BE BOUND BY THE PROVISIONS OF SUCH INTERCREDITOR AND SUBORDINATION AGREEMENT.

                  THE SUBORDINATED INDEBTEDNESS EVIDENCED BY THIS INSTRUMENT RANKS PARI PASSU WITH CERTAIN OTHER SUBORDINATED INDEBTEDNESS OF THE MAKER AND IS OTHERWISE SUBJECT TO CERTAIN OTHER RESTRICTIONS SET FORTH IN THAT CERTAIN SUBORDINATED INDEBTEDNESS INTERCREDITOR AGREEMENT, DATED AS OF AUGUST 29, 2000, BY AND AMONG THE MAKER HEREOF, THE PAYEE NAMED HEREIN, CERTAIN OTHER HOLDER(S) OF INDEBTEDNESS OF THE MAKER AND THE GUARANTORS OF SUCH INDEBTEDNESS, AS SUCH AGREEMENT MAY BE AMENDED FROM TIME TO TIME.

                           TRANSTECHNOLOGY CORPORATION

                     16% SENIOR SUBORDINATED PROMISSORY NOTE
                               DUE AUGUST 29, 2005

$[__________]                                                 New York, New York
                                                               August 29, 2000

         FOR VALUE RECEIVED, the undersigned, TransTechnology Corporation, a Delaware corporation (the "BORROWER"), hereby promise to pay to the order of [__________________] ("______"), [______________], or its registered assigns
(the "HOLDER"), the principal sum of [_______________] DOLLARS ($[____________])
on August 29, 2005, (the "MATURITY DATE"), with interest thereon from time to time as provided herein.


         1. PURCHASE AGREEMENT. This Senior Subordinated Promissory Note (the "NOTE") is issued by the Borrower, on the date hereof, pursuant to the Securities Purchase Agreement (the "PURCHASE AGREEMENT"), dated as of August 29, 2000 by and between the Borrower, J.H. Whitney Mezzanine Fund L.P., Albion Alliance Mezzanine Fund I, L.P., Albion Alliance Mezzanine Fund II, L.P., The Equitable Life Assurance Society of the United States, Fleet Corporate Finance, Inc., and Citizens Capital Incorporated (collectively, the "Purchasers"), and is subject to the terms thereof. This Note, together with all other promissory notes issued under the Purchase Agreement, and all promissory notes issued pursuant to paragraph 2(b) and paragraph 12 hereof or thereof are hereinafter referred to as the "NOTES." The Holder is entitled to the benefits of this Note and the Purchase Agreement, as it relates to the Note, and may enforce the agreements of the Borrower contained herein and therein and exercise the remedies provided for hereby and thereby or otherwise available in respect hereto and thereto. Capitalized terms used herein without definition are used herein with the meanings ascribed to such terms in the Purchase Agreement.

         2. INTEREST. The Borrower promises to pay interest ("INTEREST") on the principal amount of this Note at the rate of 16% per annum (the "INTEREST RATE"). Interest on this Note shall accrue from and including the date of issuance through and until repayment of the principal amount of this Note and payment of all Interest in full, and shall be computed on the basis of a 360-day year of twelve 30-day months. Interest shall be paid as follows:

         (a) BASIC INTEREST. The Borrower shall pay interest (the "BASIC INTEREST") on the principal amount of this Note at the rate of 13% per annum (the "BASIC INTEREST RATE"), quarterly on each March 31, June 30, September 30 and December 31 of each year or, if any such date shall not be a Business Day, on the next succeeding Business Day to occur after such date (each date upon which interest shall be so payable, an "INTEREST PAYMENT DATE"), beginning on September 30, 2000, by wire transfer of immediately available funds to an account at a bank designated in writing by the Holder. In the absence of any such written designation, any such Interest payment shall be deemed made on the date a check in the applicable amount payable to the order of Holder is received by the Holder at its last address as reflected in Borrower's note registers; if no such address appears, then to such Holder in care of the last address in such note register of any predecessor holder of this Note (or its predecessor).

         (b) PIK INTEREST. The Borrower shall pay interest ("PIK INTEREST") on the principal amount of this Note at a rate of 3% per annum (the "PIK INTEREST RATE"), by delivery to the Holder, by a date no later than each Interest Payment Date, of an additional promissory note (each, a "PIK NOTE") having an aggregate principal amount equal to the accrued but unpaid PIK Interest on this Note (and the amount of accrued but unpaid PIK Interest on any previously delivered PIK Notes) and otherwise having substantially identical terms to this Note (including, without limitation, with respect to the Interest Rate). Interest on each PIK Note shall accrue at the Interest Rate from the

Interest Payment Date in respect of which such additional PIK Note was issued until repayment of the principal and payment of all accrued interest in full. If for any reason one or more PIK Notes shall not be delivered in accordance herewith, Interest shall accrue on this Note such that the aggregate Interest due and payable on the Maturity Date and on each Interest Payment Date would be the same as if all PIK Notes not issued had been issued, and the principal payable on the Maturity Date with respect to this Note shall be an amount equal to the sum of the principal outstanding hereunder and the aggregate principal which would be outstanding if the PIK Notes not issued had been issued. Notwithstanding the foregoing, at the option of the Borrower, Interest payable under this Section 2(b) shall be payable in cash on any one or more Interest Payment Dates. For purposes of this Note, the term "PIK Interest" shall be deemed to include payments of Interest in cash at the PIK Interest Rate with respect to such times, if any, that the Borrower shall choose such cash option.

         (c) DEFAULT RATE OF INTEREST. Notwithstanding the foregoing provisions of this Section 2, but subject to applicable law, any overdue principal of and overdue Interest on this Note shall bear interest, payable on demand in immediately available funds, for each day from the date payment thereof was due to the date of actual payment, at a rate equal to the sum of (i) the Interest Rate and (ii) an additional 2% per annum, and, upon and during the occurrence of an Event of Default (as hereinafter defined), this Note shall bear interest, from the date of the occurrence of such Event of Default until such Event of Default is cured or waived, payable on demand in immediately available funds, at a rate equal to the sum of (i) the Interest Rate and (ii) an additional 2% per annum. Subject to applicable law, any interest that shall accrue on overdue Interest on this Note as provided in the preceding sentence and shall not have been paid in full on or before the next Interest Payment Date to occur after the date on which the overdue interest became due and payable shall itself be deemed to be overdue Interest on this Note to which the preceding sentence shall apply. The term "Interest" shall mean and include all additional interest payable pursuant to this Section 2(c).

         (d) CALCULATION OF INTEREST. Basic Interest shall be computed at all times without regard to PIK Interest or the PIK Interest Rate. PIK Interest shall be computed at all times without regard to Basic Interest or the Basic Interest Rate.

         (e) NO USURIOUS INTEREST. In the event that any interest rate(s) provided for in this Section 2 shall be determined to be unlawful, such interest rate(s) shall be computed at the highest rate permitted by applicable law. Any payment by the Borrower of any Interest amount in excess of that permitted by law shall be considered a mistake, with the excess being applied to the principal amount of this Note without prepayment premium or penalty; if no such principal amount is outstanding, such excess shall be returned to Borrower.

         3. MANDATORY PREPAYMENT/REDEMPTION.

         (a) PUBLIC OFFERINGS. Subject to the subordination provisions of
Section 7 hereof and the right of the Senior Creditors to receive payment, upon the consummation of a Public Offering (as hereinafter defined), the Borrower shall, at the election of the Holder, prepay the outstanding principal amount of this Note in accordance with the redemption prices (the "MANDATORY REDEMPTION PRICES") set forth below (expressed as a percentage of the outstanding principal amount of this Note), together with Interest accrued thereon through the date of such prepayment to the extent of the net cash proceeds of such Public Offering after payment of the Senior Creditors, or, if the Senior Creditors have waived prepayment, to the extent of the net cash proceeds of such Public Offering. If the consummation of a Public Offering shall occur during the consecutive 12-month period immediately preceding August 29 of the calendar year set forth below, the Mandatory Redemption Price shall be determined based upon the percentage of the outstanding principal amount of this Note which corresponds to the period in question, as provided below.

        Period         Mandatory Redemption Price
        ------         --------------------------

        2001                    109%
        2002                    109%
        2003                    105%
        2004                    103%
        2005                    101%


Borrower shall pay the Mandatory Redemption Price, together with Interest accrued thereon, within 5 Business Days after receipt by any of the Borrower or any of its Subsidiaries of the proceeds of such Public Offering. For the purposes hereof, "PUBLIC OFFERING" means the sale by any of the Borrower, or any of its Subsidiaries of its capital stock pursuant to a registration statement on Form S-1 or otherwise under the Securities Act in which the issuer receives any Net Cash Proceeds. For the purposes hereof, "NET CASH PROCEEDS" means (x) the cash proceeds in respect of an Public Offering minus (y) reasonable brokerage commissions or underwriting fees and other reasonable fees and expenses (including, without limitation, reasonable fees, charges and disbursements of counsel and reasonable fees and expenses of investment bankers) relating to such Public Offering.

         (b) LIQUIDITY EVENT. Subject to the subordination provisions of Section 7 hereof, upon the occurrence of a Liquidity Event (as hereinafter defined), the Borrower shall, at the election of the Holder, prepay the outstanding principal amount of this Note in accordance with the Mandatory Redemption Prices set forth above in Section 3(a), together with interest accrued thereon through the date of such prepayment If the occurrence of a Liquidity Event shall occur during the consecutive 12-month period immediately preceding August 29 of the calendar year set forth above in Section 3(a), the Mandatory Redemption Price shall be determined based upon the percentage of the outstanding principal amount of this Note which corresponds to the period in question.

         (c) Borrower shall pay the Mandatory Redemption Price, together with interest accrued thereon, within 5 Business Days after the occurrence of a Liquidity Event. For the purposes hereof, "Liquidity Event" means (i) any transaction or related series of transactions pursuant to a single plan of action, in which any Person or group, other than the Purchaser or any of its affiliates becomes the beneficial owner of 50% or more of the then outstanding capital stock of any of the Borrower or of any of its Subsidiaries, the revenues of which, individually or in the aggregate, are equal to or in excess of 25% of the EBITDA of the Borrower and its Subsidiaries, taken as a whole, (ii) the sale or other disposition of all or substantially all of the assets of any of the Borrower or of one or more of its Subsidiaries the revenues of which, individually or in the aggregate, are equal to or in excess of 25% of the EBITDA of the Borrower and its Subsidiaries, taken as a whole, (iii) the liquidation, dissolution or winding up of any of the Borrower or of one or more of its Subsidiaries the revenues of which, individually or in the aggregate, are equal to or in excess of 25% of the EBITDA of the

Borrower and its Subsidiaries, taken as a whole, or (iv) the combination of the Borrower or of any of its Subsidiaries, the revenues of which, individually or in the aggregate, are equal to or in excess of 25% of the EBITDA of the Borrower and its Subsidiaries, taken as a whole, with another entity, as a result of which (A) any Person or group, other than the Purchaser or any of its affiliates becomes the beneficial owner of 50% or more of the then outstanding capital stock of the combined entity or (B) the directors of such Borrower constitute less than a majority of the Board of Directors of the combined equity.

         (d) NOTICE. The Borrower shall give written notice to the Holder of any mandatory prepayment pursuant to this Section 3 at least five (5) Business Days prior to the date of such prepayment. Such notice shall be given in the manner specified in Section 11.02 of the Purchase Agreement.

         (e) PIK NOTES NOT DELIVERED. If for any reason one or more PIK Notes shall not be delivered in accordance with Section 2(b) of this Note, the principal amount of this Note for purposes of calculating the Mandatory Redemption Price shall be deemed to be the principal of this Note plus the principal of all PIK Notes not so delivered, provided, however, that the Mandatory Redemption Price payable with respect to this Note and all PIK Notes actually delivered pursuant hereto in the aggregate shall not exceed the Mandatory Redemption Price which would have been payable if all PIK Notes required to be delivered in accordance with Section 2(b) of this Note had actually been delivered.

         4. OPTIONAL PREPAYMENT/REDEMPTION.

         (a) Subject to the Subordination provisions of Section 7 hereof, upon notice given to the Holder as provided in Section 4(b), the Borrower, at its option, may prepay all or any portion of the principal amount of this Note at any time after August 29, 2001, by paying to the Holder an amount equal to the redemption prices (the "OPTIONAL REDEMPTION PRICES") set forth below (expressed as a percentage of the outstanding principal amount being prepaid, from time to time) together with Interest accrued and unpaid thereon to the date fixed for such prepayment, and reasonable out-of-pocket costs and expenses (including, without limitation, reasonable fees, charges and disbursements of counsel), if any, associated with such prepayment; provided, however, each prepayment of less than the full outstanding balance of the principal amount of this Note shall be in an aggregate principal amount of this Note of $5,000,000 or integral multiples of $1,000,000 in excess thereof, and provided, further, that unless this Note and all Notes shall be paid in full, the aggregate principal balance of the Notes outstanding at any time shall be at least $4,000,000. If such prepayment is to be made by the Borrower to the Holder during the consecutive 12-month period immediately preceding August 29, of the calendar year set forth below, the Optional Redemption Price shall be determined based upon the percentage of the outstanding principal amount of this Note and which corresponds to period in question:

                           Period                 Optional Redemption Price
                           ------                 -------------------------

                           2002                           109%

                           2003                           105%

                           2004                           103%

                           2005                           101%



         (b) The Borrower shall give written notice of prepayment of this Note, or any portion thereof, pursuant to this Section 4 not less than 5 nor more than 60 days prior to the date fixed for such prepayment. Such notice of prepayment pursuant to this Section 4 shall be given in the manner specified in Section
11.2 of the Purchase Agreement. Upon notice of prepayment pursuant to this
Section 4 being given by the Borrower, the Borrower covenants and agrees that it will prepay, on the date therein fixed for prepayment, this Note or the portion hereof so called for prepayment, at the applicable Optional Redemption Price set forth above with respect to the outstanding principal amount of this Note or the portion thereof so called for prepayment, together with Interest accrued and unpaid thereon to the date fixed for such prepayment, and the costs and expenses referred to in Section 4(a).

         (c) All optional prepayments under this Section 4 shall include payment of accrued Interest on the principal amount of this Note so prepaid and shall be applied first to all costs, expenses and indemnities payable under the Purchase Agreement, then to payment of default interest, if any, then to payment of the Basic Interest, then to payment of the PIK Interest, and thereafter to principal.

         (d) If for any reason one or more PIK Notes shall not be delivered in accordance with Section 2(b) of this Note, the principal amount of this Note for purposes of calculating the Optional Redemption Price shall be deemed to be the principal of this Note plus the principal of all PIK Notes not so delivered, provided, however, that the Optional Redemption Price payable with respect to this Note and all PIK Notes actually delivered pursuant hereto in the aggregate shall not exceed the Optional Redemption Price which would have been payable if all PIK Notes required to be delivered in accordance with Section 2(b) of this Note had actually been delivered.

         5. AMENDMENT. Amendments and modifications of this Note may be made only in the manner provided in Section 11.4 of the Purchase Agreement.

         6.  DEFAULTS AND REMEDIES.

         (a) EVENTS OF DEFAULT. An "EVENT OF DEFAULT" shall occur if:

         (i) the Borrower shall default in the payment of the principal of this Note, when and as the same shall become due and payable, whether at maturity or at a date fixed for prepayment or by acceleration or otherwise; or

         (ii) the Borrower shall default in the payment of any installment of Basic Interest according to its terms, when and as the same shall become due and payable and such default shall continue for a period of 5 days or Borrower shall fail to deliver any PIK Note, or an appropriate amount of cash in lieu thereof pursuant to Section 2(b), when and as the same shall become deliverable or payable, as the case may be, and such failure shall continue for a period of 5 days after request for the delivery or payment thereof, as the case may be, by the Holder; or

         (iii) the Borrower shall default in the due observance or performance of any covenant to be observed or performed pursuant to Sections 8.1, 8.2(a), 8.3, 8.8, 8.10, 8.11 or Article 9 of the Purchase Agreement; provided, however, that a default under Article 9 which does not or is not likely to have a material adverse effect on the Borrower, and all of its Subsidiaries, taken as a whole shall become an Event of Default only if such default shall continue for a period of 20 days; or

         (iv) the Borrower, or any of its Subsidiaries shall default in the due observance or performance of any other covenant, condition or agreement on the part of the Borrower any of its Subsidiaries to be observed or performed pursuant to the terms hereof or pursuant to the terms of the Purchase Agreement or any of the Transaction Documents (other than those referred to in clauses
(i), (ii) or (iii) of this Section 6(a)), and such default shall continue for 15 days after the earliest of (A) the date the Borrower is required pursuant to the Transaction Documents or otherwise to give notice thereof to the Holder (whether or not such notice is actually given) or (B) the date of written notice thereof, specifying such default and, if such default is capable of being remedied, requesting that the same be remedied, shall have been given to the Borrower by the Holder; or

         (v) any representation, warranty or certification made by or on behalf of the Borrower or any of its Subsidiaries in the Purchase Agreement, this Note, the Transaction Documents or in any certificate or other document delivered pursuant hereto or thereto shall have been incorrect when made or deemed to be made or repeated; or

         (vi) any event or condition shall occur that results in (A) the acceleration of the maturity of any Indebtedness of any of the Borrower or any of its Subsidiaries, or (B) a default of any Indebtedness of the Borrower or any of its Subsidiaries, which continues beyond any applicable period of cure and which would permit the holder to accelerate (automatically or upon notice and declaration) such Indebtedness, in either case in a principal amount aggregating $250,000 or more (except for capital leases, for which the threshold shall be $1,000,000); or

         (vii) any uninsured damage to or property casualty loss, theft or destruction of any assets of the Borrower or any of its Subsidiaries shall occur that is in excess of $2,500,000; or

         (viii) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (a) relief in respect of the Borrower, or any of its Subsidiaries, or of a substantial part of its property or assets, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal or state bankruptcy, insolvency, receivership or similar law, (b) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any of its Subsidiaries, or for a substantial part of its property or assets, or (c) the winding up or liquidation of the Borrower or any of its Subsidiaries, and such proceeding or petition shall continue undismissed for 60 days, or an order or decree approving or ordering any of the foregoing shall be entered; or

         (ix) any of the Borrower or any of its Subsidiaries shall (a) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal or state bankruptcy, insolvency, receivership or similar law,
(b) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in paragraph (viii) of this Section 6(a), (c) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any of the Borrower or any of its Subsidiaries, or for a substantial part of its property or assets, (d) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (e) make a general assignment for the benefit of creditors, (f) become unable, admit in writing its inability or fail generally to pay its debts as they become due or (g) take any action for the purpose of effecting any of the foregoing; or

         (x) one or more judgments for the payment of money in an aggregate amount in excess of $2,000,000 (to the extent not covered by insurance) shall be rendered against the Borrower, or any of its Subsidiaries and the same shall remain undischarged for a period of 30 days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of any of the Borrower, or any of its Subsidiaries to enforce any such judgment.

         (b) ACCELERATION. If an Event of Default occurs under Section 6(a)(viii) or (ix), then the outstanding principal of and all accrued Interest on this Note shall automatically become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived. If any other Event of Default occurs and is continuing the Holder, by written notice to the Borrower, may declare the principal of and accrued Interest on this Note to be immediately due and payable. Upon such declaration, such principal and Interest shall become immediately due and payable. The Holder may rescind an acceleration and its consequences if all existing Events of Default have been cured or waived, except nonpayment of principal or Interest that has become due solely because of the acceleration, and if the rescission would not conflict with any judgment or decree. Any notice or rescission shall be given in the manner specified in Section 11.2 of the Purchase Agreement.

         7. SUBORDINATION. This Note is subject to and subordinated by the terms of an Intercreditor and Subordination Agreement, dated the date hereof, among Fleet National Bank, as Administrative Agent, the Borrower and the Purchasers, which is incorporated herein by reference. This Note is subject to the terms of a Subordinated Indebtedness Intercreditor Agreement, dated the date hereof, among the Company and the Purchasers.

         8. USE OF PROCEEDS. The Borrower shall use the principal amount of this
Note in accordance with the permitted uses described in Section 8.10 of the Purchase Agreement.

         9. SUITS FOR ENFORCEMENT.

         (a) Subject to Section 7, upon the occurrence of any one or more Events of Default, the Holder of this Note may proceed to protect and enforce its rights hereunder by suit in equity, action at law or by other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in the Purchase Agreement or this Note or in aid of the exercise of any power granted in the Purchase Agreement or this Note, or may proceed to enforce the payment of this Note, or to enforce any other legal or equitable right of the Holders of this Note.

         (b) In case of any default under this Note, the Borrower will pay to the Holder such amounts as shall be sufficient to cover the costs and expenses of such Holder due to such default, as provided in Article 7 of the Purchase Agreement.

         10. REMEDIES CUMULATIVE. No remedy herein conferred upon the Holder is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

         11. REMEDIES NOT WAIVED. No course of dealing between the Borrower and the Holder or any delay on the part of the Holder in exercising any rights hereunder shall operate as a waiver of any right.

         12. TRANSFER.

         (a) The term "HOLDER" as used herein shall also include any transferee of this Note whose name has been recorded by the Borrower in the Note Register. Each transferee of this Note acknowledges that this Note has not been registered under the Securities Act, and may be transferred only pursuant to an effective registration under the Securities Act or pursuant to an applicable exemption from the registration requirements of the Securities Act.

         (b) The Borrower shall maintain a register (the "NOTE REGISTER") in its principal offices for the purpose of registering the Note and any transfer or partial transfer thereof, which register shall reflect and identify, at all times, the ownership of record of any interest in the Note. Upon the issuance of this Note, the Borrower shall record the name and address of the initial purchaser of this Note in the Note Register as the first Holder. Upon surrender for registration of transfer or exchange of this Note at the principal offices of the Borrower, the Borrower shall, at its expense, execute and deliver one or more new Notes of like tenor and of denominations of at least $500,000 (except as may be necessary to reflect any principal amount not evenly divisible by $500,000) of a like aggregate principal amount, registered in the name of the Holder or a transferee or transferees. Every Note surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by written instrument of transfer duly executed by the Holder of such Note or such holder's attorney duly authorized in writing.

         (c) This Note may be transferred or assigned, in whole or in part, by the Holder at any time, subject to the provisions of Section 11.3 of the Purchase Agreement.

         13. REPLACEMENT OF NOTE. On receipt by the Borrower of an affidavit of an authorized representative of the Holder stating the circumstances of the loss, theft, destruction or mutilation of this Note (and in the case of any such mutilation, on surrender and cancellation of such Note), the Borrower, at its expense, will promptly execute and deliver, in lieu thereof, a new Note of like tenor. If required by the Borrower, such Holder must provide indemnity sufficient in the reasonable judgment of the Borrower to protect the Borrower from any loss which they may suffer if a lost, stolen or destroyed Note is replaced.

         14. COVENANTS BIND SUCCESSORS AND ASSIGNS. All the covenants, stipulations, promises and agreements in this Note contained by or on behalf of the Borrower shall bind its successors and assigns, whether so expressed or not.

         15. NOTICES. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier (with receipt confirmed), courier service or personal delivery at the addresses specified in
Section 11.2 of the Purchase Agreement. All such notices and communications shall be deemed to have been duly given when: delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; if mailed, five Business Days after being deposited in the mail, postage prepaid; or if telecopied, when receipt is acknowledged.

         16. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED IN ACCORDANCE WITH, AND ENFORCED UNDER, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS OR INSTRUMENTS ENTERED INTO AND PERFORMED ENTIRELY WITHIN SUCH STATE.

         17. SEVERABILITY. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         18. Headings. The headings in this Note are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                                            TRANSTECHNOLOGY CORPORATION



                                            By: _______________________________
                                            Name:
                                            Title:





























                       [SIGNATURE PAGE TO PROMISSORY NOTE]

                                    EXHIBIT D

                             COMPLIANCE CERTIFICATE

                           TRANSTECHNOLOGY CORPORATION

                                 DATE:      , 2000


     This certificate is given by TransTechnology Corporation, a Delaware corporation (the "Company"), pursuant to Section 8.1(c) of that certain Securities Purchase Agreement dated as of August 29, 2000, by and among the Company, J. H. Whitney Mezzanine Fund, L.P., Albion Alliance Mezzanine Fund I, L.P., Albion Alliance Mezzanine Fund II, L.P., The Equitable Life Assurance Society of the United States, Fleet Corporate Finance, Inc., and Citizens Capital Inc., as such agreement may have been amended, restated, supplemented or otherwise modified from time to time (the "AGREEMENT"). Capitalized terms used herein without definition shall have the meanings set forth in the Agreement.

     The officer executing this certificate is the Chief Financial Officer of the Company and as such is duly authorized to execute and deliver this certificate on behalf of the Company. By executing this certificate such officer hereby certifies that:

     (a) the financial statements delivered with this certificate in accordance with Section 8.1(a) and/or 8.1(b) of the Agreement fairly present in all material respects the results of operations and financial condition of the Company and its Subsidiaries as of the dates of such financial statements;

     (b) he has reviewed the terms of the Agreement and the Note and has made, or caused to be made under his supervision, a review in reasonable detail of the transactions and conditions of the Company and its Subsidiaries during the accounting period covered by such financial statements;

     (c) such review has not disclosed the existence during or at the end of such accounting period, and he has no knowledge of the existence as of the date hereof, of any condition or event that constitutes an Event of Default, except as set forth in EXHIBIT A hereto which includes a description of the nature and period of existence of such Event of Default and what action the Company has taken, is undertaking and proposes to take with respect thereto;

     (d) the Company and its Subsidiaries are in compliance with the covenants contained in Articles 8 and 9 of the Agreement, as demonstrated on the attached worksheets (in form and substance previously agreed upon), except as set forth or described in EXHIBIT A; and

     (e)      (i)     Interest Coverage is  ______:1.00
              (ii)    Fixed Charge Coverage is _____:1.00
              (iii)   Total Leverage is _____: 1:00
              (iv)    Capital Expenditures are $______________
              (v)     Net Worth is $_______________

     IN WITNESS WHEREOF, the Company has caused this Certificate to be executed by its Chief Financial Officer this ___ day of ___________, 200__.


                                       TRANSTECHNOLOGY CORPORATION
                                       ---------------------------


                                       By:
                                          -------------------------------------
                                          Chief Financial Officer

                                    EXHIBIT E



Albion Alliance Mezzanine Fund I, L.P.
Chase Manhattan Bank
1221 Avenue of the Americas
New York, NY
ABA #021000021
Account #323-216528


Albion Alliance Mezzanine Fund II, L.P.
Chase Manhattan Bank
1221 Avenue of the Americas
New York, NY
ABA #021000021
Account #910-2-795953


The Equitable Life Assurance Society of the United States
Chase Manhattan Bank
1221 Avenue of the Americas
New York, NY
ABA #021000021
Account #037-2-409417

                                  SCHEDULE 5.1

                               CORPORATE EXISTENCE

                                 The Company and Subsidiaries, Type of Entity,
                   Activity Status, and Jurisdictions of Formation and Foreign Qualification


---------------------------------------------------------------- --------------- -------------------- -------------------
                                                                                                       Jurisdictions of
                             Name                                    Status        Jurisdiction of         Foreign
                       (type of entity)                                               Formation         Qualification
---------------------------------------------------------------- --------------- -------------------- -------------------
TransTechnology Corporation (corporation)                             Active          Delaware        California
                                                                                                      -------------------
                                                                                                      Connecticut
                                                                                                      -------------------
                                                                                                      Florida
                                                                                                      -------------------
                                                                                                      Illinois
                                                                                                      -------------------
                                                                                                      Indiana
                                                                                                      -------------------
                                                                                                      Maryland
                                                                                                      -------------------
                                                                                                      Massachusetts
                                                                                                      -------------------
                                                                                                      Michigan
                                                                                                      -------------------
                                                                                                      New Jersey
                                                                                                      -------------------
                                                                                                      New York
                                                                                                      -------------------
                                                                                                      North Carolina
                                                                                                      -------------------
                                                                                                      Ohio
                                                                                                      -------------------
                                                                                                      Pennsylvania
                                                                                                      -------------------
                                                                                                      Rhode Island
                                                                                                      -------------------
                                                                                                      Texas
                                                                                                      -------------------
                                                                                                      Virginia
---------------------------------------------------------------- --------------- -------------------- -------------------

SCHEDULE 5.1 CONTINUED

---------------------------------------------------------------- --------------- ---------------------- ------------------
                                                                                                        Jurisdictions of
                             Name                                    Status         Jurisdiction of          Foreign
                       (type of entity)                                                Formation          Qualification
---------------------------------------------------------------- --------------- ---------------------- ------------------
UNITED STATES SUBSIDIARIES:
---------------------------------------------------------------- --------------- ---------------------- ------------------
Aerospace Rivet Manufacturers Corporation (corporation)          Active          California
---------------------------------------------------------------- --------------- ---------------------- ------------------
Electronic Connections and Assemblies, Inc. (corporation)        Inactive        Delaware
---------------------------------------------------------------- --------------- ---------------------- ------------------
Ellison Ring & Washer, Inc. (corporation) (subsidiary of
     Ellison Holdings Ltd.)                                      Inactive        Virginia
---------------------------------------------------------------- --------------- ---------------------- ------------------
NORCO, Inc.  (corporation)                                       Active          Connecticut
---------------------------------------------------------------- --------------- ---------------------- ------------------
Palnut Fasteners, Inc. (corporation)                             Inactive        Delaware
---------------------------------------------------------------- --------------- ---------------------- ------------------
Rancho TransTechnology Corporation (corporation)                 Active          California
---------------------------------------------------------------- --------------- ---------------------- ------------------
Retainers, Inc. (corporation)                                    Active          New Jersey
---------------------------------------------------------------- --------------- ---------------------- ------------------
Seeger Inc. (corporation) (subsidiary of TransTechnology
     Seeger Inc.)                                                Inactive        Delaware               New Jersey
---------------------------------------------------------------- --------------- ---------------------- ------------------
SSP Industries (corporation)                                     Inactive        California
---------------------------------------------------------------- --------------- ---------------------- ------------------
SSP International Sales, Inc. (corporation) (subsidiary of
     SSP Industries)                                             Inactive        California
---------------------------------------------------------------- --------------- ---------------------- ------------------
TCR Corporation (corporation)                                    Active          Minnesota
---------------------------------------------------------------- --------------- ---------------------- ------------------
TransTechnology Acquisition Corporation (corporation)            Inactive        Delaware
---------------------------------------------------------------- --------------- ---------------------- ------------------
TransTechnology Engineered Components, LLC (limited liability
     company)                                                    Active          Delaware               Michigan -
                                                                                                        (to be filed)
                                                                                                        Ohio
---------------------------------------------------------------- --------------- ---------------------- ------------------
TransTechnology Engineered Rings USA, Inc. f/k/a Industrial      Active          New Jersey             Michigan
Retaining Ring Company (corporation)
---------------------------------------------------------------- --------------- ---------------------- ------------------
TransTechnology International Corporation (U.S.V.I.
     international business company)                             Active          US Virgin Islands
---------------------------------------------------------------- --------------- ---------------------- ------------------
TransTechnology Seeger Inc. (corporation)                        Active          Delaware
---------------------------------------------------------------- --------------- ---------------------- ------------------
TransTechnology Systems & Services, Inc. (corporation)           Inactive        Michigan
---------------------------------------------------------------- --------------- ---------------------- ------------------
INTERNATIONAL SUBSIDIARIES:
---------------------------------------------------------------- --------------- ---------------------- ------------------
TransTechnology Canada Corporation (Ontario corporation)         Active          Ontario
---------------------------------------------------------------- --------------- ---------------------- ------------------

SCHEDULE 5.1 CONTINUED

------------------------------------------------------------------ ---------------- ---------------------- --------------------
                                                                                                            Jurisdictions of
                              Name                                     Status          Jurisdiction of           Foreign
                        (type of entity)                                                  Formation           Qualification
------------------------------------------------------------------ ---------------- ---------------------- --------------------
TransTechnology Australasia Pty, Ltd. (Australian corporation)     Inactive         Australia
------------------------------------------------------------------ ---------------- ---------------------- --------------------
TransTechnology Seeger-Orbis GmbH (German limited company)         Active           Germany
------------------------------------------------------------------ ---------------- ---------------------- --------------------
Subsidiaries of TransTechnology Seeger-Orbis
GmbH:
------------------------------------------------------------------ ---------------- ---------------------- --------------------
     TransTechnology Brasil Ltda. f/k/a Seeger-Reno Industria e
          Commercia Ltda. (Brazilian limited company)              Active           Brazil
------------------------------------------------------------------ ---------------- ---------------------- --------------------
     Seeger-Orbis Beteiligungsgesellschaft mbH (German
          limited holding company)                                 Active           Germany
------------------------------------------------------------------ ---------------- ---------------------- --------------------
     Seeger-Orbis GmbH & Co. OHG  (German partnership)             Active           Germany
------------------------------------------------------------------ ---------------- ---------------------- --------------------
     TransTechnology (GB) Limited (English limited company)        Active           England
------------------------------------------------------------------ ---------------- ---------------------- --------------------
Subsidiaries of TransTechnology (GB) Limited:
------------------------------------------------------------------ ---------------- ---------------------- --------------------
     Ellison Holdings Ltd. (English limited company)               Active           England
------------------------------------------------------------------ ---------------- ---------------------- --------------------
     Ellison Roettges & Co. GmbH (German limited company)          Inactive         Germany
------------------------------------------------------------------ ---------------- ---------------------- --------------------
     Anderton (Predecessors) Limited, (English limited company)    Inactive         England
------------------------------------------------------------------ ---------------- ---------------------- --------------------
     TransTechnology (Europe) Ltd. (English limited company)       Inactive         England
------------------------------------------------------------------ ---------------- ---------------------- --------------------
     Ellison Circlips Limited, (English limited company)           Inactive         England
------------------------------------------------------------------ ---------------- ---------------------- --------------------
     Ellison Circlips Exports Limited, (English limited company)   Inactive         England
------------------------------------------------------------------ ---------------- ---------------------- --------------------
     Ellison Distribution Limited, (English limited company)       Inactive         England
------------------------------------------------------------------ ---------------- ---------------------- --------------------
     Ellison Shaped Wire Limited, (English limited company)        Inactive         England
------------------------------------------------------------------ ---------------- ---------------------- --------------------
     Morlock Industries Limited, (English limited company)         Inactive         England
------------------------------------------------------------------ ---------------- ---------------------- --------------------
     TransTechnology Espana, S.A., (Spanish limited company        Active           Spain
        (joint venture))
------------------------------------------------------------------ ---------------- ---------------------- --------------------

                                  SCHEDULES 5.3

                 GOVERNMENTAL AUTHORIZATION; THIRD PARTY CONSENT

1. Consent of lenders under the Second Amended and Restated Credit Agreement by and among the Company and its Subsidiaries and by Fleet National Bank, as successor to BankBoston, N.A.,, as administrative agent, and the other lenders listed therein (the "Senior Credit Agreement").

                                  SCHEDULE 5.8

                               TITLE TO PROPERTIES

All of the Company's assets, wherever located, are subject to liens held by Fleet National Bank as successor to BankBoston, N.A., pursuant to the Senior Credit Documents, including but not limited to:

1. See attached summary list of UCC filings, UCC fixture filings, federal and state tax liens and judgment liens prepared by Bingham Dana LLP.

2.   See listing of patents attached as item A on Schedule 5.23.

3.   See listing of trademarks attached as item B on Schedule 5.23.

4.   Mortgages on Real Property:
     --------------------------

     (a)      Sand Canyon, California
     (b)      Irvington, New Jersey
     (c)      Mountainside, New Jersey
     (d)      Union, New Jersey
     (e)      Glen Head, New York
     (f)      Saltsburg, Pennsylvania
     (g)      Ridgefield, Connecticut
     (h)      Massillon, Ohio
     (i)      Hamilton, Ontario
     (j)      Wiesbadener Strasse/Fischbacher Strasse, Konigstein, Germany
     (k)      Wiesbadener Strasse, Konigstein, Germany
     (l)      Frittlingen, Germany
     (m)      "Hayfield", Colne Road, Glusburn, Keighley, West Yorkshire,
              England

                                          TransTechnology Corporation
                                          Updated Lien Search Summary
                                                  1000/85321
                                                August 23, 2000

DEBTOR:  TransTechnology Corporation
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
Jurisdiction                   Indices       Date          File No.       Secured Party                 Collateral/Comments
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
SOS, CA                          UCC       8/23/90         90209597       Ellco Leasing Corp            Leased equipment
    through 6/23/00
                                            3/2/95        95066C0388      same                          continuation of above

                                            3/7/95        95068C0726      same                          continuation of above

                                           8/27/90         90212064       Ellco Leasing Corp            Specific equipment

                                            3/7/95        95068C0727      same                          continuation of above

                                           11/6/90         90270423       Ellco Leasing Corp            Specific equipment

                                            5/9/95        95131C0292      same                          continuation of above

                                           11/6/90         90270424       Ellco Leasing Corp            Specific equipment

                                            5/9/95        95131C0293      same                          continuation of above

                                           2/21/91         91030315       Ellco Leasing Corp            Leased equipment

                                           9/22/95        95270C0623      same                          continuation of above

                                            7/3/95        9519260505      FNBB, as Agent                All assets

                                           8/28/95        95242C0686      same                          partial release

                                           3/28/96        96089C0281      same                          amending debtor address

                                           7/30/98        98212C0281      same                          Amending #9519260505 to
                                                                                                        replace collateral
                                                                                                        description and change SP
                                                                                                        name to BankBoston, N.A.,
                                                                                                        as Agent

                                           2/24/00        00055C0814      BankBoston, N.A., as agent    continuation of above
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
CA, SOS                          STL                                                                    No active filings
    through 06/23/00             FTL
                               J-Liens
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
Los Angeles County, CA           UCC       8/28/90        90-1488418      Ellco Leasing Corporation     Leased equipment
    through 6/26/98             Fixt
                                            3/6/95         95-347548      same                          continuation of above

                                            3/8/95         95-362341      same                          continuation of above

                                            9/6/90        90-1539313      Ellco Leasing Corporation     Specific equipment

                                           3/20/95         95-406818      same                          continuation of above

                                           11/7/90        90-1879076      Ellco Leasing Corporation     Specific equipment

                                           5/10/95         95-760021      same                          continuation of above

                                           11/16/90       90-1927846      Ellco Leasing Corporation     Leased equipment

                                           5/30/95         95-852508      same                          continuation of above
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------

DEBTOR:  TransTechnology Corporation (continued)
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
Jurisdiction                   Indices       Date          File No.       Secured Party                 Collateral/Comments
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
Los Angeles County, CA           STL                                                                    No active filings
    through 7/5/00               FTL
                               J-Liens
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
SOS, FL                          UCC        7/5/95         95-133082      FNBB, as Agent                All assets
    through 6/28/00
                                           9/19/95         95-187803      same                          partial release

                                           3/27/96         96-062151      same                          amending debtor address

                                           7/30/98         98-169422      same                          amending name of secured
                                                                                                        party to BankBoston,
                                                                                                        N.A., as agent

                                           2/10/00        00-35767-1      BankBoston, N.A., as agent    Continuation

                                           7/27/95         95-149423      FNBB                          Fixture filing

                                            9/3/99         99-203589      same                          amending debtor address
                                                                                                        and name of secured party
                                                                                                        to BankBoston, N.A., as
                                                                                                        agent
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
SOS, FL                          FTL                                                                    No active filings
    through 7/7/00
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
Broward Co., FL                  UCC       7/13/95         95-298471      FNBB                          Fixture Filing
    through 6/23/00             Fixt                       Bk. 23676
                                                            Pg. 0532

                                            9/8/99         99537783       same                          amending SP name to
                                                                                                        BankBoston, N.A., as Agent

                                           2/15/00         100087193      BankBoston, N.A., as Agent    Continuation
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
Broward Co., FL                  FTL                                                                    No active filings
    through 6/23/00              STL
                               Judg't
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
SOS, IL                          UCC        7/3/95          3419683       FNBB, as Agent                All assets
    through 6/26/00
                                           8/31/95          3441918       same                          partial release

                                           3/28/96          3522779       same                          amending debtor address

                                           7/30/98          3887573       same                          Amending #3419683 to
                                                                                                        replace collateral
                                                                                                        description and change SP
                                                                                                        name to BankBoston, N.A.,
                                                                                                        as Agent

                                            2/9/00          4164337       BankBoston, N.A., as agent    continuation
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
SOS, IL                          FTL                                                                    No active filings
    through 7/7/00
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------


DEBTOR:  TransTechnology Corporation (continued)
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
Jurisdiction                   Indices       Date          File No.       Secured Party                 Collateral/Comments
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
Peoria Co., IL                   UCC                                                                    No active filings
    through 7/3/00              Fixt
                                 STL
                                 FTL
                               J-Liens
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
Stark Co., IL                    UCC                                                                    No active filings
    through 7/3/00              Fixt
                                 STL
                                 FTL
                               J-Liens
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
MN, SOS                          UCC       4/18/97          1933980       FNBB, as Agent                All assets
    through 7/3/00
                                            8/6/98          2059015                                     Amending #1933980 to
                                                                                                        replace collateral
                                                                                                        description and change SP
                                                                                                        name to BankBoston, N.A.,
                                                                                                        as Agent

----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
MN, SOS                          STL                                                                    No active filings
    through 7/3/00               FTL
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
NJ, SOS                                    11/4/94          1601572       BancBoston Leasing Inc.       Leased equipment
    through 6/30/00
                                           10/11/95          same         same                          Assignment of above to
                                                                                                        The CIT Group/Equipment
                                                                                                        Financing, Inc.

                                           10/22/99          same         same                          continuation

                                            1/8/91          1378274       ELLCO Leasing Corporation     Specific equipment

                                           7/13/95           same         same                          continuation of above

                                           3/15/96          1686928       BancBoston Leasing Inc.       Leased equipment

                                            2/2/99           same         same                          Amending debtor address

                                           10/25/95         1663457       BancBoston Leasing Inc.       Leased equipment

                                            2/2/99           same         same                          Amending debtor address
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------

DEBTOR:  TransTechnology Corporation (continued)
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
Jurisdiction                   Indices       Date          File No.       Secured Party                 Collateral/Comments
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
NJ, SOS                          UCC       1/29/97          1746929       BancBoston Leasing Inc.       Leased equipment
    continued
                                            2/2/99           same         same                          Amending debtor address

                                           8/23/94          1588501       BancBoston Leasing Inc.       Leased equipment

                                           10/11/95          same         same                          Assignment of above to
                                                                                                        The CIT Group/Equipment
                                                                                                        Financing, Inc.

                                           6/10/99           same         same                          continuation

                                           9/20/94          1593232       BancBoston Leasing Inc.       Leased equipment

                                           10/11/95          same         same                          Assignment of above to
                                                                                                        The CIT Group/Equipment
                                                                                                        Financing, Inc.

                                           9/15/99           same         same                          continuation

                                           12/28/94         1610571       BancBoston Leasing Inc.       Leased equipment

                                           5/22/95           same         same                          Partial release

                                           10/11/95          same         same                          Partial Assignment of
                                                                                                        above to The CIT
                                                                                                        Group/Equipment
                                                                                                        Financing, Inc.

                                           12/22/99          same         same                          continuation

                                           3/28/95          1626164       BancBoston Leasing Inc.       Leased equipment

                                           10/11/95          same         same                          Assignment of above to
                                                                                                        The CIT Group/Equipment
                                                                                                        Financing, Inc.

                                           3/20/00           same         same                          continuation

                                            6/2/95          1637661       BancBoston Leasing Inc.       Leased equipment

                                           10/11/95          same         same                          Assignment of above to
                                                                                                        The CIT Group/Equipment
                                                                                                        Financing, Inc.

                                           5/24/00           same         same                          continuation

                                           6/29/95          1643219       BancBoston Leasing Inc.       Leased equipment

                                           10/11/95          same         same                          Assignment of above to
                                                                                                        The CIT Group/Equipment
                                                                                                        Financing, Inc.

                                           5/24/00           same         same                          continuation

                                           7/24/95          1647493       BancBoston Leasing Inc.       Leased equipment
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------

DEBTOR:  TransTechnology Corporation (continued)
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
Jurisdiction                   Indices       Date          File No.       Secured Party                 Collateral/Comments
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
NJ, SOS                          UCC       10/11/95          same         same                          Assignment of above to
    Continued                                                                                           The CIT Group/Equipment
                                                                                                        Financing, Inc.
                                           5/24/00           same         same                          continuation

                                            7/3/95          1644043       FNBB, as Agent                All assets

                                           3/28/96           same         same                          amending debtor address

                                           7/30/98           same         same                          Amendment to replace
                                                                                                        collateral description
                                                                                                        and change SP name to
                                                                                                        BankBoston, N.A., as Agent

                                            8/6/98           same         same                          Amendment to replace
                                                                                                        collateral description
                                                                                                        and change SP name to
                                                                                                        BankBoston, N.A., as Agent

                                           2/10/00           same         same                          continuation

                                            4/9/98          1831382       MCS Business Solutions Inc.   Copier

                                           12/11/97         1806009       Lease Corporation of America  Telephone equipment

                                            7/3/95          1644109       FNBB, as Agent                All assets

                                           8/31/95           same         same                          partial release

                                           3/28/96           same         same                          amending debtor address

                                           7/30/98           same         same                          Amendment to replace
                                                                                                        collateral description
                                                                                                        and change SP name to
                                                                                                        BankBoston, N.A., as Agent

                                           2/10/00           same         same                          continuation

                                            7/7/95          1644889       FNBB, as Agent                Fixture filing

                                            9/3/99           same         same                          Amending debtor address
                                                                                                        and SP name
                                           6/14/00           same         same                          continuation

                                           5/21/99          1907276       General Electric Capital      Leased equipment
                                                                          Corporation

                                           5/21/99          1907309       General Electric Capital      Leased equipment
                                                                          Corporation

                                           2/28/00          1961012       The CIT Group/Equipment       Leased equipment. Filed
                                                                          Financing, Inc.               to reinstate no. 1618376

                                           2/28/00          1961014       The CIT Group/Equipment       Leased equipment. Filed
                                                                          Financing, Inc.               to reinstate no. 1618377
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------

DEBTOR:  TransTechnology Corporation (continued)
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
Jurisdiction                   Indices       Date          File No.       Secured Party                 Collateral/Comments
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
NJ, SOS                          UCC        4/7/00          1967070       The CIT Group/Equipment       Leased equipment. Filed
    continued                                                             Financing, Inc.               to reinstate no. 1622418

                                            4/7/00          1967075       The CIT Group/Equipment       Leased equipment. Filed
                                                                          Financing, Inc.               to reinstate no. 1622420
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
Superior Court, NJ               STL       12/3/99       750831005SNL     Division of Employment        $4,438.72
    through 7/6/00                                                        Security
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
Superior Court, NJ             Judg't                                                                   No active filings
    through 7/6/00
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
Mercer Co., NJ                   UCC                                                                    No active filings
     through 7/3/00             Fixt.
                                 FTL
                               J-liens
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
Somerset Co., NJ                 UCC                                                                    No active filings
    through 7/5/00             Fixture
                                 FTL
                               Judg't
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
Union Co., NJ                    UCC       6/22/95          002792        BancBoston Leasing Inc.       Leased equipment/fixture
    through 7/7/98              Fixt
                                           10/13/95          same         same                          Assignment of above to
                                                                                                        The CIT Group/Equipment
                                                                                                        Financing, Inc.

                                            7/6/95          002860        FNBB                          Fixture filing

                                            9/7/95           same         same                          amending SP name to
                                                                                                        BankBoston, N.A., as agent
                                           2/14/00           same         BankBoston, N.A., as agent    Continuation

                                           12/27/95         003692        OCE-BRUNING                   Specific equipment

                                           12/18/97         007071        Computer Sales                Specific equipment
                                                                          International, Inc.
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
Union Co., NJ                    FTL                                                                    No active filings
    through 7/7/98             J-Liens
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
DOS, NY                          UCC        7/3/95          134744        FNBB, as Agent                All assets
    through 7/6/00
                                            9/7/95          182317        same                          partial release of above

                                           3/28/96          062666        same                          amending debtor address

                                 UCC       7/30/98          164190        same                          Amending #134744 to
                                                                                                        replace collateral
                                                                                                        description and change SP
                                                                                                        name to BankBoston, N.A.,
                                                                                                        as Agent

                                 UCC       2/10/00          028281        BankBoston, N.A., as Agent    continuation
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------


DEBTOR:  TransTechnology Corporation (continued)
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
Jurisdiction                   Indices       Date          File No.       Secured Party                 Collateral/Comments
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
NY, SOS                          UCC        7/7/95          137779        FNBB                          Fixture filing
    continued

                                            9/3/99          178550        same                          Amending debtor address
                                                                                                        and SP name

                                           2/10/00          028278        BankBoston, N.A., as Agent    continuation
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
DOS, NY                          FTL                                                                    No active filings
    through 7/6/00
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
Nassau County, NY                UCC        5/7/95         95-010088      FNBB, as Agent                All assets
    through 7/3/00              Fixt
                                           8/25/95         95-013193      same                          partial release of above

                                            4/3/96         96-005173      same                          amending debtor address

                                            8/6/98        UC98-014010     same                          Amending #95-010088 to
                                                                                                        replace collateral
                                                                                                        description and change SP
                                                                                                        name to BankBoston, N.A.,
                                                                                                        as Agent

                                           5/17/00         UC00-8769      BankBoston, N.A., as Agent    continuation
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
Nassau County, NY                STL                                                                    No active filings
    through 7/3/00               FTL
                               J-Liens
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
SOS, NC                          UCC        7/3/95          1240867       FNBB, as Agent                All assets
    through 6/28/00
                                           8/28/95          1258129       same                          partial release

                                            4/1/96          1324618       same                          Amending debtor address

                                            8/5/98        19980053264     same                          Amendment replacing
                                                                                                        collateral description
                                                                                                        and change SP name to
                                                                                                        BankBoston, N.A., as Agent

                                           2/10/00        20000014472     BankBoston, N.A., as Agent    continuation
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
SOS, NC                          FTL                                                                    No active filings
    through 6/28/00
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
Mecklenburg County, NC           UCC                                                                    No active filings
    through 6/29/00             Fixt
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------

DEBTOR:  TransTechnology Corporation (continued)
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
Jurisdiction                   Indices       Date          File No.       Secured Party                 Collateral/Comments
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
SOS, PA                          UCC       8/24/90         18860648       Ellco Leasing Corporation     Leased equipment
    through 6/19/00
                                           2/27/95         24031028       same                          continuation of above

                                           8/29/90         18872556       Ellco Leasing Corporation     Leased equipment

                                            3/6/95         24051570       same                          continuation of above

                                           11/2/90         19100913       Ellco Leasing Corporation     Leased equipment

                                            5/4/95         24250625       same                          continuation of above

                                           11/9/90         19121395       Ellco Leasing Corporation     Leased equipment

                                           5/10/95         24270488       Same                          continuation of above

                                           9/18/91         20071025       General Electric Capital      Leased equipment
                                                                          Corporation

                                           3/26/96         25291760       same                          continuation of above

                                           3/27/95         24121034       BancBoston Leasing Inc.       Leased equipment

                                           10/11/95        24750984       same                          assignment to The CIT
                                                                                                        Group /Equipment
                                                                                                        Financing Inc.

                                           3/20/00         31410437       The CIT Group / Equipment     continuation
                                                                          Financing, Inc.

                                           6/12/95         24361417       BancBoston Leasing Inc.       Leased equipment

                                           10/11/95        24750978       same                          assignment to The CIT
                                                                                                        Group /Equipment
                                                                                                        Financing Inc.

                                           5/25/00         31661272       The CIT Group / Equipment     continuation
                                                                          Financing, Inc.

                                            7/3/95         24441186       FNBB, as Agent                All assets

                                           8/25/95         24611568       same                          partial release of above

                                           3/28/96         25301394       same                          amending debtor address

                                           12/20/96        26200701       same                          partial release of above

                                           7/30/98         29221761       same                          Amendment replacing
                                                                                                        collateral description
                                                                                                        and change SP name to
                                                                                                        BankBoston, N.A., as Agent

                                           2/10/00         31270409       BankBoston, N.A., as Agent    continuation

                                            7/7/95         24451341       FNBB                          Fixture filing

                                            9/3/99         30691772       same                          Amendment changing
                                                                                                        address of debtor and
                                                                                                        name of SP to BankBoston,
                                                                                                        N.A., as Agent

                                           2/10/00         31270406       BankBoston, N.A.              continuation
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------

DEBTOR:  TransTechnology Corporation (continued)
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
Jurisdiction                   Indices       Date          File No.       Secured Party                 Collateral/Comments
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
PA, SOS                          UCC       12/31/96        26221055       BancBoston Leasing Inc.       Leased equipment
    continued
                                            2/2/99         29870628       same                          Amendment changing debtor
                                                                                                        address

                                           5/21/99         30291281       General Electric Capital      Specific equipment
                                                                          Corporation

                                           5/21/99         30291470       General Electric Capital      Specific equipment
                                                                          Corporation

                                           2/28/00         31330360       The CIT Group / Equipment     Leased equipment.  To
                                                                          Financing, Inc.               Reinstate lapsed file no.
                                                                                                        23980207 dated 2/6/95

                                           2/28/00         31330364       The CIT Group / Equipment     Leased equipment.  To
                                                                          Financing, Inc.               Reinstate lapsed file no.
                                                                                                        23980205 dated 2/6/95

                                            5/1/00         31570727       The CIT Group / Equipment     Leased equipment.  To
                                                                          Financing, Inc.               Reinstate lapsed file no.
                                                                                                        24121034 dated 3/27/95
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
Indiana County, Proth, PA        UCC       9/18/91          665-91        General Electric Capital      Leased equipment
    through 7/3/00                                                        Corporation
                                           3/26/96         20-665-91      same                          continuation of above

                                            7/3/95       21324 CD 1995    FNBB, as Agent                All assets

                                           8/25/95           same         same                          partial release of above

                                           3/28/96           same         same                          amending debtor address

                                           12/23/96          same         same                          partial release

                                            8/6/98           same         same                          Amendment replacing
                                                                                                        collateral description
                                                                                                        and change SP name to
                                                                                                        BankBoston, N.A., as Agent

                                           2/14/00           same         BankBoston, N.A., as Agent    continuation

                                            7/5/95      2 1335 CD 1995    FNBB                          FIXTURE FILING

                                           12/30/96      22649 CD 1996    BancBoston Leasing Inc.       Leased equipment

                                            3/2/99           same         same                          amendment changing debtor
                                                                                                        address

                                           5/21/99       20922 CD 1999    General Electric Capital      Specific equipment
                                                                          Corporation

                                           5/21/99       20923 CD 1999    General Electric Capital      Specific equipment
                                                                          Corporation

                                           2/28/00       20402 CD 2000    The CIT Group / Equipment     Leased equipment.  To
                                                                          Financing, Inc.               Reinstate lapsed file no.
                                                                                                        20216CD1995 dated 2/6/95
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------


DEBTOR:  TransTechnology Corporation (continued)
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
Jurisdiction                   Indices       Date          File No.       Secured Party                 Collateral/Comments
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
PA, SOS                                    2/28/00       20403 CD 2000    The CIT Group / Equipment     Leased equipment.  To
    continued                                                             Financing, Inc.               Reinstate lapsed file no.
                                                                                                        20217CD1995 dated 2/6/95

                                            4/7/00       20732 CD 2000    The CIT Group / Equipment     Leased equipment.  To
                                                                          Financing, Inc.               Reinstate lapsed file no.
                                                                                                        20373CD1995 dated 2/6/95

                                            4/7/00       20734 CD 2000    The CIT Group / Equipment     Leased equipment.  To
                                                                          Financing, Inc.               Reinstate lapsed file no.
                                                                                                        20536CD1995 dated 3/23/95

                                           5/24/00       21081 CD 2000    The CIT Group / Equipment     Leased equipment.  To
                                                                          Financing, Inc.               Reinstate lapsed file no.
                                                                                                        21030CD1995 dated 5/22/95
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
Indiana County, Proth, PA        STL                                                                    No active filings
    through 7/3/00               FTL
                               J-Liens
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
Indiana County Recorder, PA     Fixt       9/25/91           2530         General Electric Capital      Specific equipment
    through 7/3/00                                                        Corporation

                                            4/2/96           2530         Same                          Continuation of above

                                            6/3/99           3147         General Electric Capital      Specific equipment
                                                                          Corporation

                                            6/3/99           3148         General Electric Capital      Specific equipment
                                                                          Corporation
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
SOS, TX                       UCC           7/3/95          129256        FNBB, as Agent                All assets
    through 6/25/00
                                           10/9/95          719132        same                          partial release of above

                                           3/28/96         96639996       same                          amending debtor address

                                           7/30/98         98695359       same                          Amending #129256 to
                                                                                                        replace collateral
                                                                                                        description and change SP
                                                                                                        name to BankBoston, N.A.,
                                                                                                        as Agent

                                           2/24/00          1042797       same                          continuation
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
SOS, TX                          FTL        6/6/83          123053        IRS                           $7,953.20 copy unavailable
    through 6/25/00
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
Dallas County, TX                UCC        7/3/95        95004-00157     FNBB, as Agent                All assets
    through 6/29/00             Fixt
                                           9/26/95        95005-01566     same                          partial release

                                           3/28/96        96002-1227      same                          amending debtor address

                                            8/6/98        98004-01075     same                          Amending #95004-00157 to
                                                                                                        replace collateral
                                                                                                        description and change SP
                                                                                                        name to BankBoston, N.A.,
                                                                                                        as Agent

                                           2/29/00          252607        same                          continuation
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------

DEBTOR:  TransTechnology Corporation (continued)
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
Jurisdiction                   Indices       Date          File No.       Secured Party                 Collateral/Comments
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
Dallas County, TX                STL                                                                    No active filings
    through 6/26/00              FTL
                               J-Liens
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
VA, SOS                          UCC       7/21/99        990721-7814     BankBoston, N.A., as Agent    All assets
    through 7/5/00
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
VA, SOS                          FTL                                                                    No active filings
    through 7/5/00
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
Roanoke City, VA                 UCC       7/21/99         990000568      BankBoston, N.A., as Agent    All assets
    through 7/3/00
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
Roanoke City, VA                 STL                                                                    No active filings
    through 7/3/00               FTL
                               J-Liens
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------


DEBTOR:  Aerospace Rivet Manufacturers Corporation
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
Jurisdiction                   Indices       Date          File No.       Secured Party                Collateral/Comments
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
SOS, CA                          UCC        6/9/97        9716161244      Phoenixcor, Inc.             Specific equipment
    through 6/23/00
                                            7/2/98        9818460953      BankBoston, N.A., as Agent   All assets

                                           7/30/98        98212C0280      same                         Amending #9818460953 to
                                                                                                       replace collateral
                                                                                                       description and change SP
                                                                                                       name to BankBoston, N.A.,
                                                                                                       as Agent

----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
CA, SOS                          STL                                                                   No active filings
    through 6/23/00              FTL
                               J-Liens
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
SOS, NJ                          UCC       7/30/98          1852489       BankBoston, N.A., as Agent   All assets
    through 6/30/00
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
Superior Court, NJ               STL                                                                   No active filings
    through 7/6/00             J-Liens
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
Somerset Co., NJ                 UCC                                                                   No active filings
    through 7/5/00              Fixt
                                 FTL
                               J-Liens
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------

DEBTOR:  Electronic Connections and Assemblies, Inc.
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
Jurisdiction                   Indices       Date          File No.       Secured Party                 Collateral/Comments
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
SOS, IL                          UCC        7/3/95          3419680       FNBB, as Agent                All assets
    through 6/26/00
                                            8/3/98          3888780       same                          Amendment to replace
                                                                                                        collateral description
                                                                                                        and change SP name to
                                                                                                        BankBoston, N.A., as Agent

                                           2/23/00          4170769       same                          continuation
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
SOS, IL                          FTL                                                                    No active filings
    through 7/7/00
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
Peoria Co., IL                   UCC                                                                    No active filings
    through 7/3/00              Fixt
                                 STL
                                 FTL
                               J-Liens
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
SOS, NJ                          UCC        7/3/95          1644114       FNBB, AS AGENT                ALL ASSETS
    through 6/30/00
CSC is checking for a                      7/30/98          1644114       same                          Amendment to replace
    continuation statement                                                                              collateral description
                                                                                                        and change SP name to
                                                                                                        BankBoston, N.A., as Agent
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
Superior Court, NJ               STL                                                                    No active filings
    through 7/6/00             J-Liens
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
Somerset Co., NJ                 UCC                                                                    No active filings
    through 7/5/00              Fixt.
                                 FTL
                               J-liens
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
SOS, TX                          UCC        7/3/95         95-129257      FNBB, as Agent                All assets
    through 6/30/98
                                           7/30/98         95-129257      same                          Amendment to replace
                                                                                                        collateral description
                                                                                                        and change SP name to
                                                                                                        BankBoston, N.A., as Agent

                                           2/24/00         95-129257      same                          continuation
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
SOS, TX                          FTL                                                                    No active filings
    through 6/25/00
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
Dallas, TX                       UCC                                                                    No active filings
    through 6/26/00             Fixt
                                 STL
                                 FTL
                               J-Liens
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------

DEBTOR:  Ellison Ring & Washer, Inc.
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
Jurisdiction                   Indices       Date          File No.       Secured Party                Collateral/Comments
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
VA, SOS                          UCC       7/21/99        990721 7813     BankBoston, N.A., as Agent   All assets
    through 7/5/00
                                            9/3/99        9909037826      same                         Amendment changing debtor
                                                                                                       address to
                                                                                                       150 Allen Road,
                                                                                                       Liberty Corner, NJ
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
VA, SOS                          FTL                                                                   No active filings
    through 7/5/00
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
Roanoke City, VA                 UCC       7/21/99          99-569        BankBoston, N.A., as Agent   All assets
    through 7/3/00
                                            9/3/99           same         same                         Amendment changing debtor
                                                                                                       address to
                                                                                                       150 Allen Road,
                                                                                                       Liberty Corner, NJ
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
Roanoke City, VA                 STL                                                                   No active filings
    through 7/3/00               FTL
                               J-Liens
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------

DEBTOR:  Industrial Retaining Ring Company
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
Jurisdiction                   Indices       Date          File No.       Secured Party                 Collateral/Comments
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
SOS, NJ                          UCC        7/3/95          1644078       FNBB, as Agent                All assets
    through 6/30/00
                                           7/30/98          1644078       same                          Amendment8 to replace
                                                                                                        collateral description
                                                                                                        and change SP name to
                                                                                                        BankBoston, N.A., as Agent

                                           2/10/00          1644078       same                          continuation

                                            9/9/99          1922478       Newcourt Communications       Leased equipment
                                                                          Finance Corporation

                                           6/14/99          1920000       Newcourt Communications       Leased equipment
                                                                          Finance Corporation
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
Essex Co., NJ                    UCC                                                                    No active filings
    through 6/2/00              Fixt
                                 STL
                                 FTL
                               J-Liens
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
Superior Court, NJ               STL                                                                    No active filings
    through 7/6/00             J-Liens
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
Somerset Co., NJ                 UCC                                                                    No active filings
    through 7/5/00              Fixt
                                 FTL
                               J-Liens
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------


DEBTOR:  Norco, Inc.
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
Jurisdiction                   Indices       Date          File No.       Secured Party                Collateral/Comments
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
SOS, CT                          UCC       7/30/98          1867651       BankBoston, N.A., as Agent   All assets
    through 8/2/00
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
SOS, CT                          STL                                                                   No active filings
    through 8/2/00               FTL
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
SOS, NJ                          UCC                                                                   No active filings
    through 7/10/00
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
Superior Court, NJ               STL                                                                   No active filings
    through 8/3/00             J-Liens
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
Somerset Co., NJ                 UCC                                                                   No active filings
    through 8/7/00              Fixt
                                 FTL
                               J-Liens
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------

DEBTOR:  Palnut Fasteners, Inc.
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
Jurisdiction                   Indices       Date          File No.       Secured Party                 Collateral/Comments
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
SOS, NJ                          UCC        7/3/95          1644089       FNBB, as Agent                All assets
    through 6/30/00
                                           3/28/96           same         same                          amending debtor address

                                           7/30/98           same         same                          Amending #1644089 to
                                                                                                        replace collateral
                                                                                                        description and change SP
                                                                                                        name to BankBoston, N.A.,
                                                                                                        as Agent

                                           2/14/00           same         same                          continuation
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
Superior Court, NJ               STL                                                                    No active filings
    through 7/6/00             J-Liens
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
Somerset Co., NJ                 UCC                                                                    No active filings
    through 7/5/00              Fixt.
                                 FTL
                               J-Liens
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------


DEBTOR:  The Palnut Corporation
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
Jurisdiction                   Indices       Date          File No.       Secured Party                Collateral/Comments
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
SOS, NJ                          UCC                                                                   No active filings
    through 6/30/00
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
Superior Court, NJ               STL                                                                   No active filings
    through 7/6/00             J-Liens
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
Somerset Co., NJ                 UCC                                                                   No active filings
    through 7/5/00              Fixt
                                 FTL
                               J-Liens
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------

                                      -17-

DEBTOR:  Rancho TransTechnology Corporation
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
Jurisdiction                   Indices       Date          File No.       Secured Party                 Collateral/Comments
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
SOS, CA                          UCC        7/3/95        9519260602      FNBB, as Agent                All assets
    through 6/23/00

                                           3/28/96        96089C0308      same                          amending debtor address

                                           7/30/98        98212C0278      same                          Amendment to replace
                                                                                                        collateral description
                                                                                                        and change SP name to
                                                                                                        BankBoston, N.A., as Agent

                                           2/10/00         0041C0612      same                          continuation

                                            7/7/95        9519860676      FNBB                          Fixture filing

                                            9/3/99        99251C0619      same                          changing address of the
                                                                                                        debtor and name of SP to
                                                                                                        BankBoston, N.A. as Agent

                                           2/10/00         0041C0604      same                          continuation
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
SOS, CA                          STL                                                                    No active filings
    through 6/23/00              FTL
                               J-Liens
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
SOS, NJ                          UCC        7/3/95          1644116       FNBB, as Agent                All assets
    through 6/30/00
                                           3/28/96           same         same                          amending debtor address

                                           7/30/98           same         same                          Amendment to replace
                                                                                                        collateral description
                                                                                                        and change SP name to
                                                                                                        BankBoston, N.A., as Agent

                                           2/14/00           same         same                          continuation
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
Superior Court, NJ               STL                                                                    No active filings
    through 7/6/00             J-Liens
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
Somerset Co., NJ                 UCC                                                                    No active filings
    through 7/5/00              Fixt.
                                 FTL
                               J-Liens
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------

                                      -18-

DEBTOR:  Retainers, Inc.
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
Jurisdiction                   Indices       Date          File No.       Secured Party                Collateral/Comments
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
SOS, NJ                          UCC        7/3/95          1644031       FNBB, as Agent               All assets
    through 6/30/00
                                           7/30/98           same         same                         Amendment to replace
                                                                                                       collateral description and
                                                                                                       change SP name to
                                                                                                       BankBoston, N.A., as Agent

                                           2/10/00           same         same                         continuation

                                            7/7/95          1644744       FNBB                         Fixture filing

                                            9/3/99           same         same                         amendment changing debtor
                                                                                                       address and SP name to
                                                                                                       BankBoston, N.A. as Agent

                                           2/10/00           same         same                         continuation
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
Essex Co., NJ                    UCC        7/6/95           78284        FNBB                         Fixture filing
    through 6/2/00              Fixt
                                            9/3/99          190861        same                         amendment changing debtor
                                                                                                       address and SP name to
                                                                                                       BankBoston, N.A. as Agent

                                           5/17/00          289611        same                         continuation
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
Essex Co., NJ                    FTL                                                                   No active filings
    through 6/2/00             J-Liens
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
Superior Court, NJ               STL                                                                   No active filings
    through 7/6/00             J-Liens
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------

                                      -19-

DEBTOR:  Seeger Inc.
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
Jurisdiction                   Indices       Date          File No.       Secured Party                Collateral/Comments
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
SOS, NJ                          UCC       12/14/95         1672243       FNBB, as Agent               All assets
    through 6/30/00
                                           10/29/96          same         same                         partial release of above

                                           8/11/98           same         same                         Amendment to replace
                                                                                                       collateral description,
                                                                                                       change debtor address and
                                                                                                       change SP name to
                                                                                                       BankBoston, N.A., as Agent

                                            7/3/95          1644041       FNBB, as Agent               All assets

                                           12/14/95          same         same                         amending  debtor  name from
                                                                                                       Waldes Truarc Inc.

                                           10/29/96          same         same                         partial release of above

                                           8/11/98           same         same                         Amendment to replace
                                                                                                       collateral description,
                                                                                                       change debtor address and
                                                                                                       change SP name to
                                                                                                       BankBoston, N.A., as Agent

                                           2/10/00           same         same                         continuation
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
Superior Court, NJ               STL                                                                   No active filings
    through 7/6/00             J-Liens
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
Somerset Co., NJ                 UCC                                                                   No active filings
    through 7/5/00              Fixt.
                                 FTL
                               J-Liens
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------

                                      -20-

DEBTOR:  SSP Industries
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
Jurisdiction                   Indices       Date          File No.       Secured Party                Collateral/Comments
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
SOS, NJ                          UCC        7/3/95          1644074       FNBB, as Agent               All assets
    through 6/30/00
                                           3/28/96           same         same                         amending debtor address

                                           7/30/98          1644074       FNBB, as Agent               Amending #1644074 to
                                                                                                       replace collateral
                                                                                                       description and change SP
                                                                                                       name to BankBoston, N.A.,
                                                                                                       as Agent

                                           2/10/00           same         same                         continuation
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
Superior Court, NJ               STL                                                                   No active filings
    through 7/6/00             J-Liens
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
Somerset Co., NJ                 UCC                                                                   No active filings
    through 7/5/00              Fixt.
                                 FTL
                               J-Liens
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------

DEBTOR:  SSP International Sales, Inc.
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
Jurisdiction                   Indices       Date          File No.       Secured Party                Collateral/Comments
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
SOS, NJ                          UCC        7/3/95          1644081       FNBB, as Agent               All assets
    through 6/30/00
                                           3/28/96           same         same                         amending debtor address

                                           7/30/98           same         same                         Amendment to replace
                                                                                                       collateral description and
                                                                                                       change SP name to
                                                                                                       BankBoston, N.A., as Agent

                                           2/10/00           same         same                         continuation
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
Union Co., NJ                    UCC                                                                   No active filings
    through 7/7/00              Fixt
                                 FTL
                               J-Liens
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
Superior Court, NJ               STL                                                                   No active filings
    through 7/6/00             J-Liens
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
Somerset Co., NJ                 UCC                                                                   No active filings
    through 7/5/00              Fixt
                                 FTL
                               J-Liens
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------

                                      -21-

DEBTOR:  TCR Corporation
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
Jurisdiction                   Indices       Date          File No.       Secured Party                Collateral/Comments
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
SOS, MN                          UCC       11/6/00          1801664       Northern States Power        Lighting
    through 7/3/00                                                        Company

                                            6/9/99          2138121       Banc One Leasing             Leased equipment
                                                                          Corporation

                                           6/30/99         21436841       Banc One Leasing             Leased equipment
                                                                          Corporation

                                           4/18/97          1933979       FNBB, as Agent               All assets

                                            8/6/98          2059014       same                         Amendment to replace
                                                                                                       collateral description and
                                                                                                       change SP name to
                                                                                                       BankBoston, N.A., as Agent

                                            9/3/99          2159982       same                         Amendment to debtor address
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
SOS, MN                          STL                                                                   No active filings
    through 7/3/00               FTL
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
SOS, NJ                          UCC       7/30/98          1852488       BankBoston, N.A.             All assets
    through 6/30/00
                                            9/3/99           same         same                         Amendment to debtor address
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
Superior Court, NJ               STL                                                                   No active filings
    through 7/6/00             J-Liens
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
Somerset Co., NJ                 UCC                                                                   No active filings
    through 7/5/00              Fixt.
                                 FTL
                               J-Liens
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------

DEBTOR:  TransTechnology Acquisition Corporation
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
Jurisdiction                   Indices       Date          File No.       Secured Party                Collateral/Comments
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
SOS, NJ                          UCC        7/3/95          1644043       FNBB, as Agent               All assets
    through 6/30/00
                                           3/28/96           same         same                         amending debtor address

                                           7/30/98           same         same                         Amending #1644043 to
                                                                                                       replace collateral
                                                                                                       description and change SP
                                                                                                       name to BankBoston, N.A.,
                                                                                                       as Agent
                                                                                                       (Debtor name is
                                                                                                       incorrectly listed as
                                                                                                       TransTechnology
                                                                                                       Corporation)

                                            8/6/98           same         same                         Amending #1644043 to
                                                                                                       replace collateral
                                                                                                       description and change SP
                                                                                                       name to BankBoston, N.A.,
                                                                                                       as Agent

                                           2/10/00           SAME         SAME                         CONTINUATION.  DEBTOR NAME
                                                                                                       READS TRANSTECHNOLOGY
                                                                                                       CORPORATION

----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
Superior Court, NJ               STL                                                                   No active filings
    through 7/6/00             J-Liens
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
Somerset Co., NJ                 UCC                                                                   No active filings
    through 7/5/00              Fixt.
                                 FTL
                               J-Liens
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------

                                      -23-

DEBTOR:  TransTechnology Engineered Components, LLC
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
Jurisdiction                   Indices       Date          File No.       Secured Party                Collateral/Comments
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
SOS, NJ                          UCC        9/3/99          1927657       BankBoston, N.A., as Agent   All assets
    through 7/19/00
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
Somerset Co., NJ                 UCC                                                                   No active filings
    through 8/15/00             Fixt
                                 FTL
                               J-Liens
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
Union Co., NJ                    UCC                                                                   No active filings
    through 8/14/00             Fixt
                                 FTL
                               J-Liens
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
Superior Court, NJ               STL                                                                   No active filings
    through 8/15/00            J-Liens
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
OH, SOS                          UCC        9/2/99         AP0173177      BankBoston, N.A.             copy pending
    through 7/17/00
                                            9/2/99         AP0173178      BankBoston, N.A.             copy pending

                                            9/7/99         AP174406       BankBoston, N.A., as Agent   copy pending
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
Medina Co., OH                   UCC                                                                   No active filings
    through 8/15/00             Fixt.
                                 STL
                                 FTL
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
Stark Co., OH                    UCC        9/3/99           82572        BankBoston, N.A., as Agent   All assets
    through 8/15/00             Fixt
                                           10/6/99          83549 &       BankBoston, N.A., as Agent   Fixture filing
                                                          1999075419

----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
Stark Co., OH                    STL                                                                   No active filings
    through 8/15/00              FTL
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------


DEBTOR:  TransTechnology Engineered Rings USA, Inc.
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
Jurisdiction                   Indices       Date          File No.       Secured Party                Collateral/Comments
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
SOS, NJ                          UCC                                                                   No active filings
    through 7/19/00
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
Essex Co., NJ                    UCC                                                                   No active filings
    through 8/14/00              FTL
                               J-Liens
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
Superior Court, NJ               STL                                                                   No active filings
    through 8/15/00            J-Liens
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------

                                      -24-

DEBTOR:  TransTechnology International Corporation
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
Jurisdiction                   Indices       Date          File No.       Secured Party                Collateral/Comments
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
CT, SOS                          UCC                                                                   No active filings
    through 7/26/00              STL
                                 FTL
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
SOS, NJ                          UCC        9/3/99          1927652       BankBoston, N.A., as Agent   All assets
    through 6/30/00
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
Somerset Co., NJ                 FTL                                                                   No active filings
    through 7/5/00             J-Liens
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
Superior Court, NJ               STL                                                                   No active filings
    through 7/6/00             J-Liens
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------


DEBTOR:  Transtechnology Seeger Inc.
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
Jurisdiction                   Indices       Date          File No.       Secured Party                 Collateral/Comments
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
SOS, NJ                          UCC       1/17/96          1677628       FNBB, as Agent                All assets
    through 6/30/00
                                           8/11/98           same         same                          Amenment to replace
                                                                                                        collateral description,
                                                                                                        change debtor address and
                                                                                                        change SP name to
                                                                                                        BankBoston, N.A., as Agent

                                            7/3/95          1644086       FNBB, as Agent                All assets

                                           1/17/96           same         same                          amending     name     from
                                                                                                        TransTechnology
                                                                                                        Seeger-Orbis, Inc.

                                           3/28/96           same         same                          amending debtor address

                                           7/30/98           same         same                          Amendment to replace
                                                                                                        collateral description
                                                                                                        and change SP name to
                                                                                                        BankBoston, N.A., as Agent

                                           2/10/00           same         same                          continuation
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
Superior Court, NJ               STL                                                                    No active filings
    through 7/6/00             J-Liens
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
Somerset Co., NJ                 UCC                                                                    No active filings
    through 7/5/00              Fixt
                                 FTL
                               J-liens
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------

                                      -25-

DEBTOR:  TransTechnology Systems & Services, Inc.
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
Jurisdiction                   Indices       Date          File No.       Secured Party                 Collateral/Comments
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
SOS, MI                          UCC        7/3/95          57999B        FNBB, as Agent                All assets
    through 6/19/00
                                           5/28/96          69068B        same                          amending debtor address

                                            8/4/98          D406523       same                          Amendment to replace
                                                                                                        collateral description
                                                                                                        and change SP name to
                                                                                                        BankBoston, N.A., as Agent

                                           2/24/00          11443C        same                          continuation
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
SOS, MI                          STL                                                                    No active filings
    through 6/19/00              FTL
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
SOS, NJ                          UCC        7/3/95          1644112       FNBB, as Agent                All assets
    through 6/30/00
                                           3/28/96           same         same                          amending debtor address

                                           7/30/98           same         same                          Amendment to replace
                                                                                                        collateral description
                                                                                                        and change SP name to
                                                                                                        BankBoston, N.A., as Agent

                                           2/10/00           same         same                          continuation
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
Superior Court, NJ               STL                                                                    No active filings
    through 7/6/00             J-Liens
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------
Somerset Co., NJ                 UCC                                                                    No active filings
    through 7/5/00              Fixt.
                                 FTL
                               J-liens
----------------------------- ---------- ------------- ------------------ ----------------------------- ---------------------------

DEBTOR:  T.T. Acquisition Corporation
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
Jurisdiction                   Indices       Date          File No.       Secured Party                Collateral/Comments
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
SOS, NJ                          UCC                                                                   No active filings
    through 6/30/00
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
Superior Court, NJ               STL                                                                   No active filings
    through 7/6/00             J-Liens
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------
Somerset Co., NJ                 UCC                                                                   No active filings
    through 7/5/00              Fixt
                                 FTL
                               J-Liens
----------------------------- ---------- ------------- ------------------ ---------------------------- ----------------------------

                                  SCHEDULE 5.9

                              USE OF REAL PROPERTY

1. TransTechnology (GB) Limited is engaging in procedures to comply with the requirements for obtaining a fire certificate at the manufacturing facility in Keighley, England.

2. Joint Meetings of Essex and Union Counties, New Jersey ("Joint Meeting") advised TransTechnology Engineered Rings USA, Inc. (f/k/a Industrial Retaining Ring Company) that it was in violation of Joint Meeting's self-monitoring reporting requirements for total cyanide and cyanide amendable for the months of January and February 1999. The matter was resolved by the parties through the entry of an Administrative Consent Order.

3.   List of facilities without Certificates of Occupancy:

     Aerospace Rivet Manufacturers Corporation (City of Industry, CA) TCR Corporation (Minneapolis, MN)
     The Palnut Company, a division of The Company (Mountainside, NJ) TransTechnology Engineered Components, LLC (Massillon, OH) TransTechnology Engineered Rings USA, Inc. (Irvington, NJ)

                                  SCHEDULE 5.10

                                      TAXES

1. There is an employment tax audit for fiscal year end March 31, 1995 currently under appeal. A waiver of time for assessment is in place through December 2000.

2. In the ordinary course of business, the Company and its Subsidiaries have filed for extensions of time in which to file federal, state and local income tax returns for the fiscal year ending March 31, 2000.

                                  SCHEDULE 5.14

                      ABSENCE OF CERTAIN CHANGES OR EVENTS

1. Since March 31, 2000, TransTechnology (GB) Limited sold its real property in Bingley, West Yorkshire, England.

                                  SCHEDULE 5.15

                              ENVIRONMENTAL MATTERS

1.   See attached reports.

SCHEDULE 5.15
-------------

A. TRANSTECHNOLOGY DIVISIONS THAT STORE HAZARDOUS MATERIALS:
------------------------------------------------------------

BREEZE EASTERN
BREEZE INDUSTRIAL PRODUCTS
TRANSTECHNOLOGY ENGINEERED RINGS USA (f/k/a INDUSTRIAL RETAINING RING)
PALNUT
NORCO
TCR
ARM
TRANSTECHNOLOGY ENGINEERED COMPONENTS (TTEC), MASSILLON, OH
TRANSTECHNOLOGY ENGINEERED COMPONENTS (TTEC), BRUNSWICK, OH
TRANSTECHNOLOGY ENGINEERED COMPONENTS (TTEC), ONTARIO, CANADA
TRANSTECHNOLOGY GREAT BRITAIN (TTGB)
SEEGER ORBIS KONIGSTEIN
PEBRA
TT BRASIL

B. PROPERTY DISCLOSURES (RELEASE OF HAZARDOUS MATERIALS AND/OR LISTED SITE):
----------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
              SITE IDENTITY AND LOCATION                                    DESCRIPTION

------------------------------------------------------------------------------------------------------------
FEDERAL LABORATORIES, SALTSBURG, PA                     THREE (3) PRINCIPAL AREAS OF ENVIRONMENTAL
(DIVESTED BUSINESS)                                     IMPAIRMENT (AREA 15A, AREA 11, AND THE EASTERN
                                                        PORTIONS OF THE PROPERTY).  SOIL, SURFACE WATER
                                                        AND GROUNDWATER IMPACTED WITH SPECIFIC METALS,
                                                        VOCs, AND SVOCs.
------------------------------------------------------------------------------------------------------------
INDUSTRIAL RETAINING RING COMPANY,                      SOIL AND GROUNDWATER IMPACTED WITH SPECIFIC METALS,
IRVINGTON, NJ                                           PETROLEUM HYDROCARBONS, AND VOCs.
------------------------------------------------------------------------------------------------------------
TRANSTECHNOLOGY ENGINEERED FASTENERS,                   SOIL AND GROUNDWATER IMPACTED WITH SPECIFIC
MASSILLON, OH                                           PETROLEUM HYDROCARBONS, SVOCs, AND VOCs.
------------------------------------------------------------------------------------------------------------
TRANSTECHNOLOGY ENGINEERED FASTENERS,                   THIRD PARTY RESPONSIBLE FOR ON-SITE GROUNDWATER
HAMILTON, ONTARIO, CANADA                               VOC IMPACTS.
------------------------------------------------------------------------------------------------------------
BREEZE EASTERN, UNION, NJ                               SOIL AND GROUNDWATER IMPACTED WITH SPECIFIC PETROLEUM
                                                        HYDROCARBONS AND VOCs.
------------------------------------------------------------------------------------------------------------
NORCO, INC., RIDGEFIELD, CT                             SOIL AND GROUNDWATER IMPACTED WITH SPECIFIC METALS,
                                                        PETROLEUM HYDROCARBONS, AND VOCs. TTC INDEMNIFIED BY
                                                        SELLER IN SHARE PURCHASE AGREEMENT FOR ENVIRONMENTAL
                                                        COST RISK RANGE FROM $50K TO $650K.
------------------------------------------------------------------------------------------------------------
TCR CORPORATION, MINNEAPOLIS, MN                        SITE RECENTLY (APRIL 2000) ACHIEVED MPCA CLOSURE
                                                        STATUS.
------------------------------------------------------------------------------------------------------------
TRANSTECHNOLOGY ELECTRONICS, WYOMING, IL                SOIL AND GROUNDWATER IMPACTED WITH SPECIFIC METALS
(DIVESTED BUSINESS)                                     AND VOCs.
------------------------------------------------------------------------------------------------------------
TRANSTECHNOLOGY SYSTEMS & SERVICES, GLEN                SOIL AND GROUNDWATER IMPACTED WITH SPECIFIC METALS
HEAD, NY                                                AND VOCs. CONTRIBUTION TO ONSITE CONTAMINATION BY
(DIVESTED BUSINESS)                                     OFF SITE SOURCES.
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
AEROSPACE RIVET MANUFACTURING                           SOIL AND GROUNDWATER IMPACTED WITH SPECIFIC METALS
CORPORATION, SANTA FE, CA                               SPRINGS AND VOCS. TTC INDEMNIFIED FOR SUBSURFACE RISK
(FORMER LEASED PROPERTY. ARM IS NO LONGER               BY SELLER.
LOCATED IN SANTA FE SPRINGS, CA)
------------------------------------------------------------------------------------------------------------
SPACE ORDNANCE SYSTEMS, PLACERITA CANYON                GROUNDWATER IMPACTED WITH SPECIFIC VOCS. SITE
SITE, SANTA CLARITA, CA                                 UNDERGOING LONG-TERM GROUNDWATER REMEDIATION.
(DIVESTED BUSINESS)
------------------------------------------------------------------------------------------------------------
SPACE ORDNANCE SYSTEMS, CALAVERAS                       GROUNDWATER IMPACTED WITH SPECIFIC VOCs. SITE
RESERVOIR, MILPITAS, CA                                 UNDERGOING MNA GROUNDWATER REMEDY.
(DIVESTED BUSINESS)
------------------------------------------------------------------------------------------------------------
GESSNER HOWARD MILLER, WORCESTER, MA                    SOIL AND GROUNDWATER IMPACTED WITH SPECIFIC
(DIVESTED BUSINESS)                                     PETROLEUM HYDROCARBONS.
------------------------------------------------------------------------------------------------------------
STAINLESS STEEL PRODUCTS, BURBANK, CA                   SOIL AND GROUNDWATER IMPACTED WITH SPECIFIC VOCs.
(DIVESTED BUSINESS)
------------------------------------------------------------------------------------------------------------
TRANSTECHNOLOGY GB LTD., GLUSBURN, WEST                 NO MATERIAL SITE ENVIRONMENTAL IMPAIRMENT.
YORKSHIRE, UK
------------------------------------------------------------------------------------------------------------
ANDERTON INTERNATIONAL, BINGLEY,                        SOIL AND GROUNDWATER IMPACTED WITH SPECIFIC VOCs.
WEST YORKSHIRE, UK                                      SITE DIVESTED 7/31/00.
------------------------------------------------------------------------------------------------------------
TRANSTECHNOLOGY BRASIL, LTDA., DIADEMA,                 SOIL AND GROUNDWATER IMPACTED WITH SPECIFIC VOCs.
SAO PAULO, BRAZIL
------------------------------------------------------------------------------------------------------------
ADJOINING PROPERTIES                                    PROPERTIES ADJOINING EXISTING OR DIVESTED TTC
                                                        BUSINESSES WHERE HAZARDOUS MATERIALS MAY HAVE BEEN
                                                        RELEASED (CONDITIONS CURRENTLY UNKNOWN TO TTC).
------------------------------------------------------------------------------------------------------------


C. AFFIRMATIVE OBLIGATIONS UNDER ORDERS, DECREES, JUDGMENTS, AND AGREEMENTS
---------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
     SITE/MATTER TO WHICH OBLIGATION IS ATTACHED                           DESCRIPTION
------------------------------------------------------------------------------------------------------------
FEDERAL LABORATORIES, SALTSBURG, PA                    CONSENT ORDER & AGREEMENT WITH PADEP FOR AREA 15A.
(DIVESTED BUSINESS)
------------------------------------------------------------------------------------------------------------
SPACE ORDINANCE SYSTEMS, CALAVERAS                     1) RWQCB ORDER ISSUED TO TTC AND SRI FOR, AMONG OTHER
RESERVOIR, MILPITAS, CA                                SUBORDINATE ISSUES, MNA GROUNDWATER REMEDY.
(DIVESTED BUSINESS)
                                                       2) TTC HAS ENTERED INTO A 50/50 COST SHARING
                                                       AGREEMENT WITH ANOTHER PRP WHICH CONTEMPLATES PRESENT
                                                       AND FUTURE ENVIRONMENTAL RESPONSE COSTS INCURRED AT
                                                       THE SITE.
------------------------------------------------------------------------------------------------------------
CAE ELECTRONICS, SUNNYVALE, CA                         RWQCB ORDERS ISSUED TO CAE, TTC AND OTHERS FOR, AMONG
                                                       OTHER SUBORDINATE ISSUES, O&M OF EXISTING GROUNDWATER
                                                       REMEDIATION SYSTEM AND FURTHER REGIONAL GROUNDWATER
                                                       INVESTIGATION ACTIVITIES. CONTRIBUTION TO ONSITE
                                                       CONTAMINATION BY OFF SITE SOURCES.

------------------------------------------------------------------------------------------------------------
AQUA-TECH CERCLA MATTER, GREER, SC                     TWO FORMER TTC BUSINESSES ARE NAMED PRPs ON VARIOUS
                                                       USEPA ORDERS RELATED TO ON-GOING
                                                       INVESTIGATION/REMEDIATION ACTIVITIES AT THIS FORMER
                                                       TSDF.
------------------------------------------------------------------------------------------------------------
FOUR COUNTY LANDFILL STATE SUPERFUND                   TWO FORMER TTC BUSINESSES ARE NAMED PRPs ON VARIOUS
MATTER, DE LONG, IN                                    RIDEM ORDERS RELATED TO ON-GOING
                                                       INVESTIGATION/REMEDIATION ACTIVITIES AT THIS FORMER
                                                       TSDF.
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
SPECTRON CERCLA SITE, ELKTON, MD                       ONE TTC BUSINESS IS A NAMED PRP ON VARIOUS USEPA
                                                       ORDERS RELATED TO ON-GOING INVESTIGATION/REMEDIATION
                                                       ACTIVITIES AT THIS FORMER TSDF.
------------------------------------------------------------------------------------------------------------
WARDEN OIL STATE SUPERFUND SITE,                       ONE TTC BUSINESS IS A NAMED PRP ON VARIOUS USEPA
MINNEAPOLIS, MN                                        ORDERS RELATED TO ON-GOING INVESTIGATION/REMEDIATION
                                                       ACTIVITIES AT THIS FORMER TSDF.
------------------------------------------------------------------------------------------------------------
FRONTIER CHEMICAL SITE, NIAGARA FALLS, NY              TWO FORMER TTC BUSINESSES ARE NAMED PRPS ON USEPA
                                                       ORDER RELATED TO A COMPLETED WASTE REMOVAL ACTION AT
                                                       THIS FORMER TSDF.
------------------------------------------------------------------------------------------------------------
STAINLESS STEEL PRODUCTS, BURBANK, CA                  TTC HAS ENTERED INTO A 30 (TTC)/70 (SSP) COST SHARING
(DIVESTED BUSINESS)                                    AGREEMENT WITH CURRENT PROPERTY OPERATOR WHICH
                                                       CONTEMPLATES PRESENT AND FUTURE ENVIRONMENTAL RESPONSE
                                                       COSTS INCURRED AT THE SITE.
------------------------------------------------------------------------------------------------------------
BREEZE INDUSTRIAL PRODUCTS (BIP),                      BIP ISSUED A CONSENT ORDER RELATED TO PAST INSTANCES
SALTSBURG, PA                                          OF SANITARY SEWERAGE DISCHARGE NON-COMPLIANCE. CO
                                                       REQUIRED THE UPGRADING OF BIP'S EXISTING PRE-TREATMENT
                                                       SYSTEM (COMPLETED 1999). UPGRADED SYSTEM FUNCTIONING
                                                       PER DESIGN.
------------------------------------------------------------------------------------------------------------



D. ENVIRONMENTAL LITIGATION
---------------------------


------------------------------------------------------------------------------------------------------------
    SITE/MATTER TO WHICH LITIGATION IS                                 DESCRIPTION
             ASSOCIATED
------------------------------------------------------------------------------------------------------------
CAE ELECTRONICS, SUNNYVALE, CA                         ON-GOING PAST ENVIRONMENTAL COST RECOVERY LITIGATION
                                                       AGAINST TTC BY CURRENT CAE BUSINESS.
------------------------------------------------------------------------------------------------------------



E. OTHER DIVESTED BUSINESSES SITES (REMEDIATED AND CLOSED OR FOR WHICH NO
-------------------------------------------------------------------------
CURRENT ACTION IS IDENTIFIED)
-----------------------------

EASTERN ROTOCRAFT (DOYLESTOWN, PA)
SIDEREAL (PORTLAND, OR)
LUNDY UK (PORTSMOUTH, ENGLAND)
HOWARD BROTHERS (AUBURN, MA)
LLOYD MANUFACTURING (WARREN, RI)
BELFORT INSTRUMENTS (BALTIMORE, MD)
LUNDY FINANCIAL SYSTEMS (CHARLOTTE, NC)
LUNDY TECHNICAL CENTER (POMPANO BEACH, FL)

                     OFFICE OF ENVIRONMENTAL AFFAIRS REPORT
                           PERIOD ENDING JUNE 30, 2000
                           ---------------------------


The following table and narrative outline the current status of TransTechnology Corporation's Environmental Projects/Matters. These projects are being managed by the TransTechnology Corporation Office of Environmental Affairs ("TTC OEA"). Those sites or environmental issues not listed or discussed below have no substantively new or updated information to convey. BOLDED TEXT INDICATES THAT NEW OR UPDATED INFORMATION IS PROVIDED.

--------------------------------------------------------------------------------
   SITE/MATTER           ISSUE                        CURRENT STATUS
   -----------           -----                        --------------
--------------------------------------------------------------------------------
FEDERAL             TTC/TVA/AEC Site        CRA completed an Act 2 compliant
LABORATORIES        Activities - Area       clean-up plan required under the
(FL),               15A (CNS tear gas       PADEP COA submitted to PADEP in
SALTSBURG, PA       drum disposal area)     early January 2000. PADEP responded
                    and Remedial design     by disapproving the plan on a
                    of groundwater RA       technical basis in late March. This
                    for Area 15A on TTC     action was expected by TTC OEA.
                    owned property          PADEPs primary issues relate to 1)
                                            the lack of complete vertical and
                                            horizontal delineation of
                                            groundwater contamination emanating
                                            from the Area 15A source location
                                            and 2) no media specific remedy was
                                            proposed in the clean-up plan.
                                            Strategically, TTC OEA omitted
                                            reference to a specific remedy so
                                            that other (perhaps more cost
                                            effective) 'innovative' technologies
                                            could be field evaluated prior to
                                            committing to groundwater
                                            extraction. TTC has acquired
                                            approximately 210 acres of land from
                                            ICI, thus providing TTC OEA with
                                            unrestricted access to the property
                                            down gradient of Area 15A.
                                            ADDITIONAL GROUNDWATER AND
                                            OVERBURDEN SITE CHARACTERIZATION IN
                                            AREA 15A IS CURRENTLY TAKING PLACE
                                            AND IS ANTICIPATED TO BE COMPLETE IN
                                            JULY (2Q FY01). Following completion
                                            of this phase of field work, TTC
                                            will proceed to evaluate and then
                                            select a favorable remedial
                                            alternative, revise the clean-up
                                            plan, and submit the document to
                                            PADEP for approval. It is likely
                                            that the remedy will now be sited on
                                            the property acquired from ICI.
                                            Relocation of the remediation system
                                            away from the immediate contaminant
                                            source area may provide some value
                                            and long term cost savings to the
                                            company. The remedy implementation
                                            schedule has a duration of
                                            approximately 1.5 years. Otherwise,
                                            no change in status of technical
                                            issues since last report.
--------------------------------------------------------------------------------
FL                  PaDEP Consent           No change in status of COA issues
                    Order and               since last report.
                    Agreement (COA)
                    for Area
                    15A/TTC-DOJ
                    liability issues
--------------------------------------------------------------------------------
TTC ELECTRONICS     Detailed design         No change in status since last
(TTE),  WYOMING,    of shallow              report.
IL                  groundwater
                    remedy
--------------------------------------------------------------------------------
SOS, PLACERITA      Property                QUARTERLY GROUNDWATER MONITORING
CANYON FACILITY     Development             REPORTS SUMMARIZING GROUNDWATER
(SOS PCF), CA       -Groundwater            REMEDIATION ACTIVITIES CONTINUE TO
                    mitigation              BE SUBMITTED TO THE RWQCB AND DTSC.
                                            THE RWQCB ASSIGNED A CASE OFFICER TO
                                            THIS PROJECT DURING 1Q FY01 (THE
                                            BOARD HAS NOT ASSIGNED A CASE
                                            OFFICER TO THIS PROJECT SINCE
                                            APPROXIMATELY 1995 DUE TO
                                            INSUFFICIENT STAFFING AT THE BOARD).
                                            THE RWQCB WILL ONCE AGAIN BE
                                            REVIEWING QUARTERLY REPORTS AS THEY
                                            DID IN THE 1980S AND EARLY 1990S.
                                            TTC DOES NOT ANTICIPATE ANY CHANGES
                                            BASED ON THIS MORE ACTIVE OVERSIGHT
                                            BY THE RWQCB. No change in the
                                            technical status since last report.
--------------------------------------------------------------------------------
STAINLESS STEEL     Soil                    CRA submitted a proposed ISVE system
PRODUCTS (SSP),     remediation             closure plan to the CA RWQCB in
BURBANK, CA         project                 December 1999. As expected, the plan
                                            was rejected due to the presence of
                                            VOC concentrations in the 'deeper
                                            zone' underlying the site exceeding
                                            calculated numerical screening
                                            criteria. Consequently, the ISVE
                                            system will remain operative through
                                            FY 01.

                                            For reasons that are unclear, the
                                            RWQCB has requested that SSP and
                                            other regional PRPs perform an
                                            investigation regarding the historic
                                            use of chromium (Cr) at their sites,
                                            conduct additional on-site
                                            groundwater sampling for the Cr
                                            parameter, and then report the
                                            resulting data. TTC PREPARED A
                                            PACKAGE OF MATERIAL SUMMARIZING THE
                                            CR PARAMETER AS IT RELATES TO
                                            HISTORIC OPERATIONS AND PREVIOUS
                                            CHARACTERIZATION AT THE SITE AND
                                            SUBMITTED THE PACKAGE TO THE RWQCB.
                                            TO DATE THE RWQCB HAS NOT RESPONDED
                                            TO THE SUBMITTAL.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDUSTRIAL          Additional site         NJDEP required that TTC 1) further
RETAINING RING      investigation           investigate other areas of the site
COMPANY (IRR),      and remedial            where metals not characteristic of
IRVINGTON, NJ       actions                 regional fill material have been
                                            measured above NJDEP soil cleanup
                                            criteria (e.g., mercury and
                                            antimony), 2) evaluate and then
                                            certify the integrity of many
                                            subgrade structures (e.g, sumps)
                                            present at the site, and 3) perform
                                            an additional groundwater sampling
                                            event in order to support TTC's
                                            assertion that groundwater
                                            contamination observed beneath the
                                            IRR site is predominantly the result
                                            of multiple off-site
                                            releases/sources. MOST OF THESE
                                            FIELD ACTIVITIES WERE COMPLETED
                                            DURING 1Q FY01. TTC STILL NEEDS TO
                                            OBTAIN SEVERAL SHALLOW SOIL SAMPLES
                                            FROM THE CONRAIL EASEMENT ADJACENT
                                            TO THE IRR PROPERTY. AN ACCESS
                                            AGREEMENT HAS BEEN SIGNED AND
                                            RETURNED TO CONRAIL AND TTC
                                            ANTICIPATES THAT THE REMAINING FIELD
                                            WORK WILL BE COMPLETED DURING JULY
                                            OR EARLY AUGUST. FOLLOWING
                                            COMPLETION OF THE ANALYSIS OF
                                            SAMPLES COLLECTED DURING THE
                                            INVESTIGATION, TTC WILL SUMMARIZE
                                            THE RESULTS IN A REPORT WHICH WILL
                                            BE SUBMITTED TO NJDEP.
--------------------------------------------------------------------------------
TCR CORPORATION     Soil and                The MN MPCA approved the groundwater
(TCR),              groundwater             remediation closure report submitted
MINNEAPOLIS, MN     assessment              to the agency in November 1999. MPCA
                                            PROVIDED WRITTEN NOTIFICATION THAT
                                            NO ADDITIONAL ACTION IS REQUIRED AND
                                            MONITORING WELLS WERE ABANDONED
                                            DURING 1Q FY00. THE PROJECT HAS BEEN
                                            SUCCESSFULLY COMPLETED.
--------------------------------------------------------------------------------
NORCO, INC.         Soil and                CTDEP approved a modified Haley &
(NORCO),            groundwater             Aldrich (site consultant) Phase III
RIDGEFIELD, CT      assessment              workplan in February 2000 and the
                                            scope of work was successfully
                                            implemented in mid-March.
                                            GROUNDWATER DATA INDICATE THAT
                                            ELEVATED LEVELS OF METALS (PRIMARILY
                                            ARSENIC) ARE PRESENT IN GROUNDWATER
                                            BENEATH THE SITE. THESE ELEVATED
                                            METALS CONCENTRATIONS MAY BE
                                            NATURALLY OCCURRING AND RELATED TO
                                            THE MATRIX MATERIAL IN WHICH THE
                                            WATER OCCURS. IN AN EFFORT TO
                                            DETERMINE WHETHER THE ELEVATED
                                            METALS CONCENTRATIONS ARE NATURALLY
                                            OCCURRING (BACKGROUND), TTC
                                            REQUESTED THAT THE CORE SAMPLES
                                            OBTAINED DURING DRILLING BE ANALYZED
                                            FOR METALS. TTC OEA IS CURRENTLY
                                            AWAITING THE RESULTS OF THESE
                                            ADDITIONAL ANALYSES.
--------------------------------------------------------------------------------
BREEZE EASTERN      Environmental           Issues related to property
(BE), UNION, NJ     issues                  divestiture, site development, and
                    associated with         the NJDEP MOA are described below:
                    the sale of an
                    undeveloped             I. MOA ISSUES: SOIL BORINGS WERE
                    parcel of land          CONDUCTED IN AND AROUND THE FORMER
                    located at BE           LOCATION OF A 20,000 GALLON
                                            UNDERGROUND STORAGE TANK (UST).
                    BE NJDEP ISRA           BASED ON THE RESULTS OF THE FIELD
                    MOA                     INVESTIGATION, THE TANK APPEARS TO
                                            HAVE BEEN REMOVED AND THE EXCAVATION
                                            BACKFILLED WITH FILL MATERIAL.
                                            RESULTS OF THE ANALYSIS OF THE SOIL
                                            SAMPLES COLLECTED DURING THE
                                            INVESTIGATION ARE PENDING.

                                            II. PROPERTY DEVELOPMENT ISSUES: No
                                            change in status of technical issues
                                            since last report.

                                            III. ADMINISTRATIVE ISSUES RELATED
                                            TO PROPERTY DEVELOPMENT: No change
                                            in status since last report.

                                            IV. ISO 14001: BE successfully
                                            completed the last ISO audit and
                                            remains ISO 14001 registered.
--------------------------------------------------------------------------------
FORMER LUNDY        Environmental           THE SITE HAS BEEN LISTED ON THE NEW
SYSTEMS AND         site mitigation         YORK REGISTRY OF INACTIVE HAZARDOUS
SERVICES (TTSS)     program                 WASTE SITES. TTC DOES NOT ANTICIPATE
SITE, GLEN HEAD,                            ANY SHORT-TERM REGULATORY ACTION
NY                                          BASED ON THIS LISTING.
--------------------------------------------------------------------------------
CAE ELECTRONICS,    CERCLA                  No change in status since last
INC. (CAE) COST     (Federal/CA             report.
RECOVERY MATTER,    Superfund) Cost
SUNNYVALE, CA       Recovery Action
                    related to the
                    former SOS
                    operation
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FOUR COUNTY         PRP Group DE            No change in status since last
LANDFILL SITE       MINIMIS                 report.
(FCLF), DELONG, IN  settlement

                    CERCLA
                    (State
                    Superfund)
                    liability
--------------------------------------------------------------------------------
CALAVERAS           Calaveras               No change in status since last
RESERVOIR/SRI       Reservoir Site          report.
SITE, SAN           groundwater
FRANCISCO, CA       remedy
--------------------------------------------------------------------------------
ANDERTON            Soil and                There has been no substantive change
INTERNATIONAL,      groundwater             in status of the soil/groundwater
BINGLEY, WEST       investigation           environmental project since issuance
YORKSHIRE, UK       and remediation         of the last report(s). TTGB
                    PROJECT                 PERSONNEL ARE CURRENTLY EVALUATING
                                            ISSUES RELATED TO ASBESTOS REMOVAL
                                            DURING POTENTIAL REMODEL/DEMOLITION
                                            ACTIVITIES AT THE ANDERTON FACILITY.
                                            TTC OEA is also providing limited
                                            environmental support related to
                                            closure of the business.
--------------------------------------------------------------------------------
TT GB, LTD.         Various                 TTC OEA is providing technical
(TTGB), GLUSBURN,   environmental           support at TTGB in connection with
WEST YORKSHIRE, UK  projects and            the following projects/initiatives:
                    compliance              (i) providing internal and external
                    initiatives             oversight/resources for a potable
                                            water source, security of supply,
                                            and redistribution
                                            evaluation/project (where
                                            significant progress is being made),
                                            (ii) internal and external oversight
                                            for the deburring area wastewater
                                            treatment evaluation project, (iii)
                                            internal and external oversight for
                                            the on-going water and waste
                                            minimization project, and (iv)
                                            institution of the TTC OEA TSDF
                                            audit project pursuant to TTC Policy
                                            & Procedure. (V) ANTICIPATED
                                            COMMENCEMENT OF RISK ASSESSMENTS
                                            DURING THE SECOND HALF OF FY01.
------------------- ----------------- ------------------------------------------
TT BRASIL LTDA.     Soil and                TTC OEA intends to perform: 1)
(TTB), SAO PAULO,   groundwater             follow-up potable water, 2) third
BRAZIL              investigation           party water supplier, and 3)
                    and remediation         groundwater sampling events at TTB
                    project,                in mid-April 2000 and 2) continues
                    potable water           to assist with the new DEM team
                    project                 transition and integration.

                                            TTB successfully completed the
                                            latest surveillance audit and
                                            remains ISO 14001 registered.

                                            There has been no substantive change
                                            in status of the soil/groundwater
                                            environmental project since issuance
                                            of the last report(s). LOCAL
                                            AUTHORITIES HAVE REQUESTED THAT TTB
                                            REPLACE THE PUMP IN THE ONSITE WATER
                                            SUPPLY WELL. TTC IS UNCLEAR AS TO
                                            THE RATIONALE FOR THIS REQUEST SINCE
                                            THE PUMP WAS RECENTLY REPLACED AND
                                            IS FUNCTIONING PROPERLY. TTC IS
                                            CURRENTLY EVALUATING THIS REQUEST.
--------------------------------------------------------------------------------
WARDEN OIL (WO)     MERLA (MN State         No change in status since last
PRP MATTER,         Superfund)              report.
MINNEAPOLIS, MN     liability
--------------------------------------------------------------------------------
TT ENGINEERED       Site remedial           As reported previously, TTC and
COMPONENTS LLC      investigation           Eaton jointly administered a site
(TTEC)              project                 investigation project at the TTEC
MASSILLON, OH                               Massillon, OH facility. Resultant
                                            chemical data were generally
                                            consistent with that collected
                                            previously by Eaton.
                                            Chlorinated/aromatic VOCs, certain
                                            metals, and SVOCs were detected
                                            locally in site soil and
                                            groundwater. An area of petroleum
                                            (gasoline) contaminated soil, not
                                            previously observed, was identified
                                            proximal to an active on-site AST.
                                            No gasoline constituents were,
                                            however, detected in groundwater. A
                                            supporting human health risk
                                            assessment (HHRA) was also prepared
                                            for the site. The HHRA, with certain
                                            qualifications, concluded that the
                                            site poses no unacceptable risk to
                                            the receptor base considered. Ohio
                                            EPA has published no numerical
                                            soil/groundwater screening or
                                            remediation criteria so there is no
                                            firm guidance as to 'reportability
                                            or 'actionability' of the data. The
                                            site has been scrutinized by various
                                            regulators (Federal and State) since
                                            the mid-1980's with no resulting
                                            cause of action. This fact
                                            considered in conjunction with the
                                            conclusions of the HHRA suggest that
                                            TTC consider termination of site
                                            environmental investigative
                                            activities with no regulatory
                                            interface/concurrence. TTC OEA
                                            CONTINUES TO DISCUSS AND EVALUATE
                                            THIS ALTERNATIVE WITH LOCAL
                                            ENVIRONMENTAL COUNSEL AND TTC
                                            GENERAL COUNSEL.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TTC OEA INTERNAL    Multimedia              TTC OEA WILL PROVIDE REVIEW AND
DEPARTMENT          environmental           CORRECTIVE ACTION REQUESTS FOR SELF
PROJECTS UPDATE -   auditing                AUDITS CONDUCTED DURING THE FIRST
FY 00/01            programs                HALF OF FY01. SELF AUDITS WILL BE
                                            COMPLETED BY ALL DOMESTIC FACILITIES
                                            EXCEPT THOSE CURRENTLY PURSUING ISO
                                            14001 REGISTRATION. TTC OEA
                                            CONTINUES TO SEARCH FOR AN
                                            APPROPRIATE AUDIT PROTOCOL FOR TT
                                            CANADA.

                                            TT GB, SOF, AND SOK HAVE ELECTED TO
                                            PERFORM STATUTORILY REQUIRED
                                            OCCUPATIONAL RISK ASSESSMENTS RATHER
                                            THAN CONDUCTING EHS AUDITS DURING
                                            THE 2000-01 AUDIT PERIOD. SOF AND
                                            SOK HAVE INITIATED THESE
                                            ASSESSMENTS. Conducting the risk
                                            assessments to identify workplace
                                            risk is an essential element of
                                            health and safety practice in Europe
                                            and will 1) reduce employee exposure
                                            to occupational injuries and 2)
                                            consequently limit TTC's long term
                                            liability to worker compensation
                                            type claims. Once the risk
                                            assessments have been completed in
                                            the UK and Germany, conventional EHS
                                            auditing will resume at these
                                            exempted facilities.
--------------------------------------------------------------------------------
INTERNAL            TTC OEA                 THE TTC DIRECTOR OF ENVIRONMENTAL
DEPARTMENT                                  AFFAIRS, JEFF FORGANG, LEFT
PROJECT UPDATE -                            TRANSTECHNOLOGY EFFECTIVE 6/16/00 TO
FY 00/01                                    PURSUE OTHER CAREER ACTIVITIES.
                                            SONJA DONALDSON, AN ENVIRONMENTAL
                                            CONSULTANT TO TTC FOR THE PAST 7
                                            YEARS, IS CURRENTLY SERVING AS THE
                                            ACTING DIRECTOR OF ENVIRONMENTAL
                                            AFFAIRS FOR TTC. THE ANNUAL
                                            ENVIRONMENTAL CONFERENCE WAS
                                            CONDUCTED IN MINNEAPOLIS, MN ON JUNE
                                            26 AND 27, 2000. THE CONFERENCE WAS
                                            ATTENDED BY THE TTC GENERAL COUNSEL
                                            AND REPRESENTATIVES FROM MOST
                                            DOMESTIC AND INTERNATIONAL OPERATION
                                            UNITS. THE FOCUS OF THE CONFERENCE
                                            WAS ISO 14001 REGISTRATION AND
                                            CURRENT HEALTH AND SAFETY ISSUES,
                                            INCLUDING ERGONOMICS AND METAL
                                            WORKING FLUIDS.
--------------------------------------------------------------------------------
INTERNAL            ISO 14001               A brief description of the scope of
DEPARTMENT          Standard                the ISO 14001 program and TTC OEA FY
PROJECT UPDATE   -  Registration            00/01 objectives are as follows:
FY 00/01
                                            PHASE 1: External 'gap' analysis
                                            phase. Five TTC operations (see list
                                            below) will undergo baseline ISO gap
                                            auditing during FY 01. These audits
                                            will evaluate business processes,
                                            practices, and state of conformance
                                            to the elements of the ISO 14001
                                            standard. STATUS: This work is being
                                            initiated at NORCO, TCR, and TT EC
                                            (excluding Palnut). TTC OEA is
                                            providing on-site Steering Committee
                                            training (basic and advanced EMS)
                                            and technical support.

                                            PHASE 2: The second phase is termed
                                            the "initial review". During this
                                            phase the lead firm, site personnel,
                                            and/or TTC OEA develop specific
                                            plans for correcting the gaps and
                                            deficiencies identified during Phase
                                            1. It is during this phase that the
                                            actual development of the overall
                                            program(s) and strategies for
                                            certification occur. ISO Registrars
                                            are also selected during this phase.
                                            STATUS: THIS PROCESS HAS BEEN
                                            COMPLETED AT BI, AND IS IN PROGRESS
                                            AT NORCO, TCR, AND TT EC.

                                            PHASE 3: This "implementation phase"
                                            consists of the integration (as
                                            practical) of our existing ISO/QS
                                            9000 programs with the ISO 14001
                                            system and development of
                                            programs/procedures required for
                                            certification. This phase includes
                                            all required personnel training.
                                            STATUS: THIS PROCESS HAS BEEN
                                            COMPLETED AT BI, AND IS ANTICIPATED
                                            TO OCCUR DURING 2Q FY01 AT NORCO,
                                            TCR, AND TT EC.

                                            PHASE 4: This phase includes the
                                            actual Registrar Stage I and II
                                            registration audits.
                                            STATUS: THIS PROCESS HAS BEEN
                                            COMPLETED AT BI, AND IS ANTICIPATED
                                            TO OCCUR DURING 3Q AND 4Q FY01 AT
                                            NORCO, TCR, AND TT EC.

                                            As indicated above, TCR, NORCO, and
                                            the three newly acquired TT
                                            Engineered Components companies have
                                            initiated the ISO 14001 registration
                                            process.

                                            BI OBTAINED ISO 14001 REGISTRATION
                                            DURING Q1 FY 01.

                                            The implementation of ISO 14001
                                            within TTC will be phased through at
                                            least three (3) fiscal years
                                            commencing FY 99.

                                  SCHEDULE 5.17
                                  -------------

                                  SUBSIDIARIES
                                  ------------

1. Refer to Schedule 5.1 for a list of the Subsidiaries and their jurisdictions of incorporation and foreign qualification.

2. The Company's and its Subsidiaries' shares are pledged to Fleet National Bank, as successor to BankBoston, N.A., and the Lenders (as defined therein) pursuant to the Amended and Restated Securities Pledge Agreement dated as of August 31, 1999.

3. The Company owns a 60% interest in the Spanish limited company (joint venture), TransTechnology Espana, S.A.

                                  SCHEDULE 5.18
                                  -------------

                                 CAPITALIZATION
                                 --------------

1. Options and awards granted from 01/01/90 to 08/18/00 and outstanding as of 08/18/00:

             Restricted Stock Awards                              3,635

             Non-Qualified Stock                                210,487

             Incentive Stock Options                            260,964
             ===========================================================

             Total                                              475,086


2.   There are no warrants, rights or securities convertible into capital stock.

                                  SCHEDULE 5.20
                                  -------------

                       BROKER'S, FINDER'S OR SIMILAR FEES
                       ----------------------------------

1.   Placement fee to FleetBoston Robertson Stephens, Inc.

                                  SCHEDULE 5.21
                                  -------------

                                 LABOR RELATIONS
                                 ---------------

1.   Collective Bargaining Agreements:
     --------------------------------

     a. Collective Bargaining Agreement between TransTechnology Corporation, Engineered Components Massillon Division, and the United Paperworker's International Union affiliated with the AFL-CIO-CLC, Union No. 7334, effective June 30, 1999 to June 30, 2004.

     b. Collective Bargaining Agreement between TransTechnology Corporation, Breeze Industrial Products Division, and the Automotive Chauffeurs, parts and garage Employees, Local union No. 926, an affiliate of the International Brotherhood of teamsters, Chauffeurs, Warehousemen, and Helpers of America, effective September 1, 1997 to August 31, 2002.

     c. Collective Bargaining Agreement between Breeze-Eastern Division of The Company and Local No. 267 of the International Union United Automobile Aerospace, Agricultural Implement Workers of America, effective November 8, 1999 to October 1, 2004.


2.   Employment Agreements:
     ---------------------

     TransTechnology (GB) Limited and John Young

     Ellison Holdings Ltd. (assumed by TransTechnology (GB) Limited) and:
         Andrew Crabtree
         Michael Ellison
         Simon Ellison

     TransTechnology Engineered Rings USA, Inc, (f/k/a Industrial Retaining Ring Company) and Eric Luopy

     TransTechnology Engineered Components, LLC and:
         Majid Daneshvar
         Mary Allen
         Anderson Dobbins
         Nigel Ware
         Robert Windsor

     TransTechnology Canada Corporation and Michael Sheehy

     Aerospace Rivet Manufacturers Corporation and:
         Caesar Bansil
         Claudette Gillis
         Ali Naqvi

SCHEDULE 5.21 CONTINUED

     NORCO, Inc. and:
         Surin Malhotra
         William Miller

     Seeger-Orbis GmbH & Co. OHG and Sven Wolber

3.   Executive Severance Agreements:
     ------------------------------

     The Company and:
         Michael Berthelot
         Stanley Erman
         John Funk
         Gerald Harvey
         Peter Lowe
         Surin Malhotra
         Edson Pardini
         Michael Rott
         Joseph Spanier
         Robert Tunno
         Thomas Watson
         Robert White
         Sven-Uwe Wolber
         John Young

4.   Consulting Agreements:
     ---------------------

     The Company and:
         John Dalton (director)
         Ulf Jemsby

     NORCO, Inc. and Joseph Metz

5. An election administered by the National Labor Relations Board was held June 22, 2000 at The Palnut Company, a division of The Company, pursuant to which the United Auto Workers won the right to recognition.

6. Scheduled negotiations with respect to the pension contribution under the current collective bargaining agreement for the TransTechnology Engineered Components, LLC, Massillon facility identified in Item 1(a) of this
     Schedule 5.21 are currently in process.

7. TransTechnology (GB) Limited is currently negotiating a recognition agreement with the Amalgamated Engineers and Electricians Union with respect to employees at its Glusburn, West Yorkshire, England Plant.

                                SCHEDULE 5.22(a)
                                ----------------

         EMPLOYEE BENEFIT PLANS: EMPLOYEE BENEFIT PLANS AND LIABILITIES
         --------------------------------------------------------------

1.   List of Employee Benefit Plans and Arrangements:
     -----------------------------------------------

     TransTechnology Corporation Retirement Savings Plan

     TransTechnology Engineered Components, LLC Hourly Employees 401(k) Savings
         Plan

     Pension Plan for the Hourly Rate Employees of the Engineered Components
         Operations Massillon Division

     Post Retirement Health Care Benefits Plan for Breeze Eastern Union
         Employees (frozen)

     TransTechnology Corporation's 1996 - 1998 Incentive Compensation Plan

     TransTechnology Corporation 1999-2000 Incentive Compensation Plan - DEV
         Plan

     TransTechnology Corporation Annual Cash Bonus Plan

     TransTechnology Corporation Amended and Restated 1992 Long Term Incentive
         Compensation Plan

     1998 Non-Employee  Director Stock Option Plan

     1999 Long Term Incentive Plan of the Company.

     The Palnut Company Gainsharing Plan

     TransTechnology Canada Corporation Profit Sharing Plan

     Seeger-Orbis GmbH & Co. OHG Pension Plan

     Seeger-Orbis GmbH & Co. Social Plan

     TransTechnology Canada Corporation Pension Plan (in formation)

     TransTechnology Canada Corporation Profit Sharing Plan

     TransTechnology Canada Corporation Health Plans (Salaried plan and Hourly plan)

     TransTechnology Canada Corporation (Sun Life Assurance Company of Canada
         Contract Nos. 25251 & 56251)

     The Anderton Pension Plan (at TransTechnology (GB) Limited)

     The Anderton Retirement and Life Assurance Plan (at TransTechnology (GB)
         Limited)

SCHEDULE 5.22(a) CONTINUED

     All Employee Benefit Plans and Arrangements referred to in the following
         Employee Handbooks:

         TransTechnology Policy and Procedure Manual

         TCR Corporation Employee Handbook

         The Palnut Company Employee Handbook

         Breeze Eastern Salaried Employment Handbook

         Aerospace Rivet Manufacturers Corporation Employee Handbook

2. Other than (a) the Electronics Local 431 Pension Fund relating to employees of Seeger Inc., a subsidiary of The Company, and (b) the Western Pennsylvania Teamster and Employers pension Fund relating to employees of the Company's Breeze-Industrial division, neither the Company nor any ERISA affiliate is a member of any multi-employer plan.

3.   See attached list of welfare benefit plans.

4.   See Schedule 5.21 for a listing of Executive Severance Agreements and
     Schedule 5.22(e) for reference to retiree medical plans.

                           TRANSTECHNOLOGY CORPORATION
                           WELFARE BENEFIT PLAN REVIEW
                                  CONTROL SHEET
                                  -------------

Please attach an additional sheet for plans not listed below. Please indicate "not applicable" or "N/A" for those plans that the company does not provide.



   Benefit                  Plan Sponsor                  Plan Name              Plan No.
   -------                  ------------                  ---------              --------
Medical                      TTEC                      Hometown Healthnet            501
Dental                       TTEC                      HometownHealthnet             501
Vision                       Included in medical
125/POP/Flex/FSA             TTEC                      Ceridian                      501
Basic Life                   TTEC                      MetLife                       502
Voluntary Life               TTEC                      MetLife                       502
Basic AD&D                   TTEC                      MetLife                       502
Voluntary AD&D               TTEC                      MetLife                       502
Dependent Life               TTEC                      MetLife                       502
Dependent AD&D               N/A
STD                          TTEC                      CNA                           503
LTD                          TTEC                      CNA                           503
BTA                          N/A
Long Term Care               N/A
Voluntary Dental             N/A
Voluntary Medical            N/A
Prepaid Legal                N/A
EAP                          TTEC                      Ceridian
Pension (already             TTEC                      MassMutual
included)




                                                                                                Exempt/
   Benefit                   Plan Year              Trust Name             Trust Year          Non-Exempt
                             ---------              ----------             ----------          ----------
Medical                          2000
Dental                           2000
Vision
125/POP/Flex/FSA                 2000
Basic Life                       2000
Voluntary Life                   2000
Basic AD&D                       2000
Voluntary AD&D                   2000
Dependent Life                   2000
Dependent AD&D
STD                              2000
LTD                              2000
BTA
Long Term Care
Voluntary Dental
Voluntary Medical
Prepaid Legal
EAP                              2000
Pension (already                 2000
included)

                                 TCR CORPORATION
                           TRANSTECHNOLOGY CORPORATION
                           WELFARE BENEFIT PLAN REVIEW
                                  CONTROL SHEET
                                  -------------

Please attach an additional sheet for plans not listed below. Please indicate "not applicable" or "N/A" for those plans that the company does not provide.



     Benefit                  Plan Sponsor                  Plan Name              Contract No.
     -------                  ------------                  ---------              ------------
Medical                      Health Partners           Choice                        3377
Dental                       Delta Dental              Premier                       006060-0001
Vision                       N/A
125/POP/Flex/FSA             N/A
Basic Life                   SunLife of Canada                                       44474
                                                                                     Group 007
Voluntary Life               SunLife of Canada
Basic AD&D                   SunLife of Canada
Voluntary AD&D               SunLife of Canada
Dependent Life               SunLife of Canada

Dependent AD&D               N/A
STD                          N/A
LTD                          SunLife of Canada
BTA                          N/A
Long Term Care               N/A
Voluntary Dental             N/A
Voluntary Medical            N/A
Prepaid Legal                N/A
EAP                          N/A





                                                                                               Exempt/
     Benefit                 Plan Year              Trust Name             Trust Year         Non-Exempt
     -------                 ----------             ----------             ----------         ----------
Medical                         7/1/99-
                                6/30/00

Dental                          1/1/00-
                                12/31/00

Vision
125/POP/Flex/FSA

Basic Life                      6/1/99-
                                5/31/00
Voluntary Life
Basic AD&D
Voluntary AD&D
Dependent Life

Dependent AD&D
STD
LTD
BTA
Long Term Care
Voluntary Dental
Voluntary Medical
Prepaid Legal
EAP

                           TRANSTECHNOLOGY CORPORATION
                           WELFARE BENEFIT PLAN REVIEW
                                  CONTROL SHEET

Please attach an additional sheet for plans not listed below. Please indicate "not applicable" or "N/A" for those plans that the company does not provide.



          Benefit                      Plan Sponsor                   Plan Name              Plan No.
          -------                      ------------                   ---------              --------
Medical                         Industrial Retaining Ring             Oxford PPO              PC019
Dental                          Industrial Retaining Ring            Delta Dental           3559-0003
Vision                                     N/A                           N/A                   N/A
125/POP/Flex/FSA                           N/A                           N/A                   N/A
Basic Life                      Industrial Retaining Ring         Sun Life of Canada          44474
Voluntary Life                  Industrial Retaining Ring         Sun Life of Canada          44474
Basic AD&D                      Industrial Retaining Ring         Sun Life of Canada          44474
Voluntary AD&D                  Industrial Retaining Ring         Sun Life of Canada          44474
Dependent Life                  Industrial Retaining Ring         Sun Life of Canada          44474
Dependent AD&D                             N/A                           N/A                   N/A
STD                             Industrial Retaining Ring           NJ State Plan           Employer #
LTD                             Industrial Retaining Ring         Sun Life of Canada          44474
BTA                                        N/A                           N/A                   N/A
Long Term Care                             N/A                           N/A                   N/A
Voluntary Dental                           N/A                           N/A                   N/A
Voluntary Medical                          N/A                           N/A                   N/A
Prepaid Legal                              N/A                           N/A                   N/A
EAP                                        N/A                           N/A                   N/A




                                                                                                   Exempt/
          Benefit                  Plan Year            Trust Name             Trust Year        Non-Exempt
          -------                  ---------            ----------             ----------        ----------

Medical                              1-Aug                  N/A                    N/A              Both
Dental                               1-Aug                  N/A                    N/A              Both
Vision                                N/A                   N/A                    N/A               N/A
125/POP/Flex/FSA                      N/A                   N/A                    N/A               N/A
Basic Life                          31-Jul                  N/A                    N/A              Both
Voluntary Life                      31-Jul                  N/A                    N/A              Both
Basic AD&D                          31-Jul                  N/A                    N/A              Both
Voluntary AD&D                      31-Jul                  N/A                    N/A               N/A
Dependent Life                      31-Jul                  N/A                    N/A              Both
Dependent AD&D                        N/A                   N/A                    N/A               N/A
STD                                   N/A                   N/A                    N/A              Both
LTD                                 31-Jul                  N/A                    N/A              Both
BTA                                   N/A                   N/A                    N/A               N/A
Long Term Care                        N/A                   N/A                    N/A               N/A
Voluntary Dental                      N/A                   N/A                    N/A               N/A
Voluntary Medical                     N/A                   N/A                    N/A               N/A
Prepaid Legal                         N/A                   N/A                    N/A               N/A
EAP                                   N/A                   N/A                    N/A               N/A



                                            AEROSPACE RIVET
                                       WELFARE BENEFIT PLAN REVIEW
                                             CONTROL SHEET
                                            JANUARY 10, 2000

BENEFIT                 PLAN SPONSOR           PLAN NAME                    PLAN NO.        PLAN DESC
----------------------  ---------------------- ---------------------------- --------------  ---------------  -
MEDICAL

         HMO            ARM                    Blue Cross of Calif          56075-A         100/10
         POS            ARM                    Blue Cross of Calif          56075-E         ZX-1B
       Out of State     ARM                    Blue Cross of Calif          1312TA          71A
DENTAL

         DMO            ARM                    Prudential HealthCare        89469
         Alternate      ARM                    Prudential HealthCare        89469
VISION                  ARM                    Self-Insured
125/POP/FSA             TransTechnology        Tribus Companies
BASIC LIFE              TransTechnology        Sun Life of Canada
VOL LIFE                N/A
BASIC AD&D              TransTechnology        Sun Life of Canada
VOL AD&D                N/A
DEPENDENT LIFE          N/A
DEPENDENT               N/A
AD&D

STD                     N/A
LTD                     TransTechnology        Sun Life of Canada
BTA                     N/A
LONG TERM CARE          N/A
VOL DENTAL              N/A
VOL MEDICAL             N/A
PREPAID LEGAL           N/A
EAP                     N/A






                                         AEROSPACE RIVET
                                    WELFARE BENEFIT PLAN REVIEW
                                          CONTROL SHEET
                                        JANUARY 10, 2000

BENEFIT                       PLAN YEAR  TRUST NAME         TRUST YEAR          EXEMPT         NON-EXEMPT
----------------------   --------------  -----------------  ---------------- ------------- ------------------
MEDICAL

         HMO                    10/1/99                                            X               X
         POS                    10/1/99
       Out of State             10/1/99
DENTAL

         DMO                    10/1/99
         Alternate              10/1/99                                            X               X
VISION                          10/1/99                                            X               X
125/POP/FSA                      1/1/00                                            X               X
BASIC LIFE                                                                         X               X
VOL LIFE
BASIC AD&D                                                                         X               X
VOL AD&D
DEPENDENT LIFE
DEPENDENT
AD&D

STD
LTD                                                                                X               X
BTA
LONG TERM CARE
VOL DENTAL
VOL MEDICAL
PREPAID LEGAL
EAP

                           TRANSTECHNOLOGY CORPORATION
                           WELFARE BENEFIT PLAN REVIEW
                                  CONTROL SHEET

Please attach an additional sheet for plans not listed below. Please indicate "not applicable" or "N/A" for those plans that the company does not provide.



     Benefit                   Plan Sponsor                  Plan Name              Plan No.
     -------                   ------------                  ---------              --------
Medical                      Norco, Inc.                Employee Welfare
                                                        Benefit Plan                 25873ASO
Dental                       N/A
Vision                       N/A
125/POP/Flex/FSA             Norco, Inc.
Basic Life                   *
Voluntary Life               *
Basic AD&D                   *
Voluntary AD&D               *
Dependent Life               *
Dependent AD&D               *
STD                          Norco, Inc.                Employee Welfare
                                                        Benefit Plan                 25873ASO
LTD                          *
BTA
Long Term Care               N/A
Voluntary Dental             N/A
Voluntary Medical            N/A
Prepaid Legal                N/A
EAP                          Norco, Inc.                N/A Contract Only  (Not considered Welfare Plan)

* Sun Life





                                                                                            Exempt/
     Benefit                Plan Year            Trust Name            Trust Year          Non-Exempt
     -------                ---------            ----------            ----------          ----------

Medical
                               10/1-9/30
Dental
Vision
125/POP/Flex/FSA               1/1-12/31
Basic Life
Voluntary Life
Basic AD&D
Voluntary AD&D
Dependent Life
Dependent AD&D
STD
                               10/1-9/30
LTD
BTA
Long Term Care
Voluntary Dental
Voluntary Medical
Prepaid Legal
EAP                                            N/A Contract Only  (Not considered Welfare Plan)

* Sun Life

                           TRANSTECHNOLOGY CORPORATION
                           WELFARE BENEFIT PLAN REVIEW
                                  CONTROL SHEET

Please attach an additional sheet for plans not listed below. Please indicate "not applicable" or "X = NA" for those plans that the company does not provide.



          Benefit                   Plan Sponsor                   Plan Name                 Plan No.
          -------                   ------------                   ---------                 --------
Medical                          Breeze-Eastern (BE)      Breeze Eastern Health Plan
Dental                                   BE               Breeze Eastern Health Plan
Vision                                  X NA                          NA
125/POP/Flex/FSA                         BE                 Flexible Spending Plan             *(1)
Basic Life                         TransTechnology                 Sun Life
Voluntary Life                     TransTechnology                 Sun Life
Basic AD&D                         TransTechnology                 Sun Life
Voluntary AD&D                          X NA
Dependent Life                     TransTechnology                 Sun Life
Dependent AD&D                     TransTechnology                 Sun Life
STD                               (New Jersey State
                                        Plan)
LTD                                TransTechnology                 Sun Life
BTA                                     X NA
Long Term Care                          X NA
Voluntary Dental                        X NA
Voluntary Medical                       X NA
Prepaid Legal                           X NA
EAP                                     X NA



                                                      Trust Name            Trust Year            Exempt/
          Benefit                 Plan Year              (N/A)                 (N/A)             Non-Exempt
          -------                 ---------           ----------            -----------          ----------
Medical                           Calendar                                                     All employees
Dental                            Calendar                                                     All employees
Vision                               NA                                                              NA
125/POP/Flex/FSA                  Calendar                                                     All employees
Basic Life                                                                                     All employees
Voluntary Life                                                                                 Salaried only
Basic AD&D                                                                                     All employees
Voluntary AD&D                                                                                       NA
Dependent Life                                                                                 Salaried only
Dependent AD&D                                                                                 Salaried only
STD                               Calendar                                                     All employees
LTD                                                                                            Salaried only
BTA                                                                                                (N/A)
Long Term Care                                                                                       "
Voluntary Dental                                                                                     "
Voluntary Medical                                                                                    "
Prepaid Legal                                                                                        "
EAP                                                                                                  "



*(1) Our FSA reporting is done thru TT's Combined Annual Return #526.

                           TRANSTECHNOLOGY CORPORATION
                           WELFARE BENEFIT PLAN REVIEW
                                  CONTROL SHEET

CORPORATE

Please attach an additional sheet for plans not listed below. Please indicate "not applicable" or "N/A" for those plans that the company does not provide.



  Benefit                  Plan Sponsor                  Plan Name                Plan No.
  -------                  ------------                  ---------                --------
Medical                      The Palnut                Oxford                        PC01901 BG03
                             Company                   COBRA                         PV01901 BG03C

Dental                       The Palnut                Delta Dental                  3559-0002
                             Company
Vision                       The Palnut                Eye Care Plan of              N/A
Palnut/ IRR                  Company                   America
125/POP/Flex/FSA             TTC                       TTC Section 125 Plan          526
Basic Life                   TTC                       Sun Life of Canada            509

                                                                                     44474 001

Voluntary Life               TTC                       Sun Life of Canada            Same as Life
Basic AD&D                   TTC                       Sun Life of Canada            Same as Life
Voluntary AD&D               TTC                       Sun Life of Canada            Same as Life
Dependent Life               TTC                       Sun Life of Canada            Same as Life
Dependent AD&D               N/A
STD                          TTC                       UNUM                          389688
LTD                          TTC                       Sun Life of Canada            Same as Life
BTA                          Travelers                 Policy Covers all TTC
                                                       Divisions
Long Term Care               N/A





                                                                                           Exempt/
  Benefit                  Plan Year             Trust Name           Trust Year          Non-Exempt
  -------                  ---------             ----------           ----------          ----------
Medical                      Aug 1 - Jul 31      N/A                       N/A              Both



Dental                        Aug 1 - Jul 31      N/A                       N/A              Both

Vision                        Sep 1 - Aug 31      TTC pays 9.65             N/A              Both
Palnut/ IRR                                       Per Employee


125/POP/Flex/FSA              Jan 1 - Dec 31      N/A                       N/A              Both
Basic Life                    Jun 1 - Jul 31      N/A                       N/A              Both



Voluntary Life
Basic AD&D
Voluntary AD&D
Dependent Life
Dependent AD&D
STD                           Oct 1 - Oct 1       N/A                       N/A              Both
LTD
BTA

Long Term Care


                           TRANSTECHNOLOGY CORPORATION
                           WELFARE BENEFIT PLAN REVIEW

                                 CONTROL SHEET

PALNUT

Please attach an additional sheet for plans not listed below. Please indicate "not applicable" or "N/A" for those plans that the company does not provide.



  Benefit                   Plan Sponsor                  Plan Name              Plan No.
  -------                   ------------                  ---------              --------
Medical                     Oxford                       Oxford Health Plan          PC01901
Dental                      Delta                        Delta Dental                3559-01
Vision                      N/A
125/POP/Flex/FSA            Tribus Financial Group       TTC FSA Plan                1/1-12/
Basic Life                  Sun Life                     Sun Life of Canada          44474
Voluntary Life              Sun Life                     Sun Life of Canada          44474
Basic AD&D                  Sun Life                     Sun Life of Canada          44474
Voluntary AD&D              Sun Life                     Sun Life of Canada          44474
Dependent Life              Sun Life                     Sun Life of Canada          44474
Dependent AD&D              Sun Life                     Sun Life of Canada          44474
STD                         UNUM                         UNUM Ins.                   0378976
LTD                         Sun Life                     Sun Life                    44474
BTA                         N/A
Long Term Care              N/A
Voluntary Dental            N/A
Voluntary Medical           N/A
Prepaid Legal               N/A
EAP                         N/A
Vol Life                    Provident Life               Provident Life              33037




                                                                                            Exempt/
  Benefit                   Plan Year            Trust Name            Trust Year          Non-Exempt
  -------                   ---------            ----------            ----------          ----------
Medical                           8/1-7/31
Dental                            8/1-7/31
Vision
125/POP/Flex/FSA                  1/1-12/31
Basic Life                        8/1-7/31
Voluntary Life                    8/1-7/31
Basic AD&D                        8/1-7/31
Voluntary AD&D                    8/1-7/31
Dependent Life                    8/1-7/31
Dependent AD&D                    8/1-7/31
STD                               8/1-7/31
LTD                               8/1-7/31
BTA
Long Term Care
Voluntary Dental
Voluntary Medical
Prepaid Legal
EAP
Vol Life                          8/1-7/31                                  * No enrollment after 10/1/93

                                BREEZE INDUSTRIAL
                           WELFARE BENEFIT PLAN REVIEW

                                  CONTROL SHEET

Please attach an additional sheet for plans not listed below. Please indicate "not applicable" or "N/A" for those plans that the company does not provide.



  Benefit                   Plan Sponsor                  Plan Name              Plan No.
  -------                   ------------                  ---------              --------
Medical                     Blue Cross of Western                                    41883-01
                            PA - Select Blue

Dental                      Blue Cross of Western                                    41883-01
                            PA - Blue Shield

Vision                      Vision Benefits of                                       812/269
                            America

125/POP/Flex/FSA            N/A

Basic Life                                              Sun Life                     44474
Voluntary Life              N/A
Basic AD&D                                              Sun Life                     44474
Voluntary AD&D              N/A
Dependent Life                                          Sun Life                     44474
Dependent AD&D                                          Sun Life                     44474
STD                         N/A - Self Insured
LTD                                                     Sun Life                     44474
BTA                         N/A
Long Term Care              N/A
Voluntary Dental            N/A
Voluntary Medical           N/A
Prepaid Legal               N/A
EAP                         N/A




                                                                                             Exempt/
  Benefit                     Plan Year           Trust Name           Trust Year          Non-Exempt
  -------                     ---------           ----------           ----------          ----------
Medical                       02/01/99 -
                              01/31/00

Dental                        02/01/99 -
                              01/31/00

Vision                        02/01/99 -
                              01/31/01

125/POP/Flex/FSA

Basic Life                    06/01-05/31
Voluntary Life
Basic AD&D                    06/01-05/31
Voluntary AD&D
Dependent Life                06/01-05/31
Dependent AD&D                06/01-05/31
STD
LTD                           06/01-05/31
BTA
Long Term Care
Voluntary Dental
Voluntary Medical
Prepaid Legal
EAP

                                 TRANSTECHNOLOGY BRASIL LTDA
                                     BENEFITS PROGRAM

                                                                          LEVELS             BASED
                                                                         COVERAGE             ON
----------------------------------------------------------------------------------------------------
COMPULSORY
----------------------------------------------------------------------------------------------------
13th Salary                                                                All                CLT
Bonus by Results                                                           All                CLT
Employee Transport Ticket                                                  All                CLT
Pension Plan (Welfare)                                                     All               INSS
Public Health Insurance (Welfare)                                          All               INSS
Severance Pay Fund (FGTS + Prior Notice)                                   All            CLT + Union
Sick Leave or Accident Payment Complement                                  All               Union
Vacation (30 days)                                                         All                CLT
----------------------------------------------------------------------------------------------------
NON COMPULSORY
----------------------------------------------------------------------------------------------------
Cafeteria                                                                  All            TTB-Policy
Education Assistance                                                       All            TTB-Policy
Life Insurance (co-paid)                                                   All            TTB-Policy
Medicines Support Program (40%)                                            All            TTB-Policy
Private Heath Insurance                                                    All            TTB-Policy
Car                                                                       A / B*          TTB-Policy
Medicines and Dental Support Program (75%)                                A / B           TTB-Policy
Private Pension Plan                                                      A / B           TTB-Policy
----------------------------------------------------------------------------------------------------
CLT = Labor Laws Consolidation                                                Human Resources
INSS = National Institute of Social Security                                   APR. 28, 2000
Level A = Managing Director                                                    GERRY_BENEFITS
Level B = managers
B* = Just for commercial Manager
----------------------------------------------------------------------------------------------------

                                SCHEDULE 5.22(b)
                                ----------------

                     EMPLOYEE BENEFIT PLANS: PLAN COMPLIANCE
                     ---------------------------------------

Each of the Plans have received a favorable determination letter except for the following:

1. TransTechnology Engineered Components, LLC Hourly Employees 401(k) Savings Plan which TransTechnology Engineered Components, LLC for which a request has been made; and

2. Pension Plan for the Hourly Rate Employees of the Engineered Components Operations Massillon Division, which was recently adopted and the time for application for favorable determination has not yet expired.

                                SCHEDULE 5.22(c)
                                ----------------

                 EMPLOYEE BENEFIT PLANS: PROHIBITED TRANSACTIONS
                 -----------------------------------------------

NONE

                                SCHEDULE 5.22(d)
                                ----------------

                          EMPLOYEE BENEFIT PLANS: COBRA
                          -----------------------------

NONE

                                SCHEDULE 5.22(e)
                                ----------------

                      EMPLOYEE BENEFIT PLANS: MISCELLANEOUS
                      -------------------------------------

1. The Executive Severance Agreements listed at Schedule 5.21 are structured to preclude penalization under the Internal Revenue Code regarding excess parachute payments. However, the agreements allow the executive's election of a payment which might constitute an excess parachute payment.

2. TransTechnology Engineered Components, LLC ("TTEC") is currently advancing, on behalf of Eaton Corporation, retiree medical benefits to Massillon Union Employees who retired prior to August 31, 1999 (the date on which TTEC acquired these operations).

                                  SCHEDULE 5.23
                                  -------------

                            PATENTS, TRADEMARKS, ETC.
                            -------------------------

A. See attached listing of patents in which a security interest has been granted to by Fleet National Bank, as successor to BankBoston, N.A., pursuant to the Amended and Restated Patent Collateral Assignment and Security Agreement, dated as of August 31, 1999.

B. See attached listing of trademarks in which a security interest has been granted to by Fleet National Bank, as successor to BankBoston, N.A., pursuant to the Amended and Restated Trademark Collateral Security and Pledge Agreement, dated as of August 31, 1999.

C.   License Agreements:
     ------------------

     1. Purchase and Sale Agreement between Eaton Corporation, through its Engineered Fasteners Division, and Com-Corp Industries, Inc.

     2. Dacromet 320 License Agreement between Metal Coatings International, Inc. and the Palnut division of The Company subject to termination pursuant to notice received August 25, 2000.

     3. Assignment and Assumption of Dacromet licenses for Ohio and Canada facilities by and among Eaton Corporation, Eaton Yale, Ltd., TransTechnology Engineered Components, LLC and TransTechnology Canada Corporation.

     4. License Agreement between McDonnell Douglas Corporation and Aerospace Rivet Manufacturers Corporation.


D. The Company has under review a complaint for filing in the U.S. District Court for the Eastern District of Michigan against JATCO TransTechnology ("JATCO") and certain affiliated entities alleging infringement of the Company's rights in the name "TransTechnology".

E. The Company opposed the trademark application filed in the United Kingdom by JCS Hi-Torque Limited related to the mark "Hi-Torque". Applicant withdrew the trademark application.

                                                                 SCHEDULE 5.23.A

                                   SCHEDULE A
                                   ----------
                             (LIST OF U.S. PATENTS)

TRANSTECHNOLOGY CORPORATION

Title                                                                                              Patent No.
-----                                                                                              ----------

PUSH-ON TYPE FASTENER FOR AUTOMATIC FEED AND INSTALLATION EQUIPMENT                                 5,195,860
TWIST-OFF PUSHNUT FASTENER                                                                          5,110,246
PUSH-IN FASTENER CLIP                                                                               4,925,351
PUSH-NUT TYPE FASTENER                                                                              4,911,594
LINEAR ADJUSTMENT APPARATUS                                                                         4,679,905
HELICOPTER CARGO HOOK                                                                               4,678,219
FASTENER CLIP                                                                                       4,610,588
SHEET FEEDER SYSTEMS                                                                                4,522,385
METHOD AND APPARATUS FOR SECURING A WHEELED VEHICLE                                                 4,479,746
METHOD AND APPARATUS FOR STORING A LENGTH OF WEB                                                    4,418,874
ANGULAR-LINEAR SHEET TRANSPORTS                                                                     4,362,298
BATTERY BACKUP SUPPLY CONTROL MEANS AND METHOD                                                      4,354,118
SELF-RETAINING SPRING WASHER                                                                        4,300,866
BLIND CLIP FASTENER                                                                                 4,300,865
RELEASABLE HOSE FITTING                                                                             4,270,777
SELF-ERECTING MATERIAL HANDLING SLING                                                               3,934,919
TERMINATION APPARATUS FOR CONDUIT, CABLE, AND BRAIDED BUNDLE                                        5,508,475
DIGITAL IMAGE PROCESSING TECHNIQUE INCLUDING IMPROVED GRAY SCALE COMPRESSION                        5,163,104
PRINT GAP OPTIMIZER                                                                                 5,118,209
DOCUMENT TRANSPORT APPARATUS                                                                        5,064,186
LIGHT SENSOR APPARATUS FOR SHEET TRANSPORT                                                          5,006,720
OPTICAL CHARACTER READER WITH SKEW RECOGNITION                                                      4,941,189
DOCUMENT TRANSPORT APPARATUS                                                                        4,927,132
OPTICAL CHARACTER READER WITH SKEW RECOGNITION                                                      4,876,730
TIEDOWN CHAIN                                                                                       4,850,768
STACKING METHODS AND APPARATUS                                                                      4,805,894
ADJUSTABLE SUPPORT FOR OPTICAL DEVICE                                                               4,784,359
CLAMPING BODY                                                                                        D289,141
CONNECTOR MECHANICAL INTERLOCK USING BALL DETENTS                                                   4,610,496
SELF-LOCKING COUPLING NUT                                                                           4,592,122
QUICK DISCONNECT CONNECTOR WITH POSITIVE LOCKING DEVICE                                             4,445,743
METHOD OF AND APPARATUS FOR WRAPPING PRODUCTS                                                       4,439,975
CABLE TENSIONING DEVICE                                                                             4,227,678
METHOD OF AND APPARATUS FOR WRAPPING PRODUCTS                                                       4,189,894
PACKAGING MACHINE                                                                                   4,102,112
WEB ABRADING ASSEMBLY                                                                               3,973,359

                                   SCHEDULE A
                                   ----------
                             (LIST OF U.S. PATENTS)

SEEGER INC.


Title                                                                                              Patent No.
-----                                                                                              ----------

HAND APPLICATOR FOR RADIALLY ASSEMBLED SPRING RETAINING RINGS                                       4,592,122
RADIALLY ASSEMBLED SPRING RETAINING RING AND POWER GUN FOR ASSEMBLING SAME                          4,667,399

NORCO INC.

Title                                                                                        Registration No.
-----                                                                                        ----------------

MECHANICAL DRIVE ASSEMBLY INCORPORATING COUNTER-SPRING BIASED, RADIALLY-ADJUSTABLE                  5,860,324
ROLLERS
MECHANICAL OSCILLATOR                                                                               5,709,127
MECHANICAL DRIVE ASSEMBLY INCORPORATING COUNTER-SPRING BIASED RADIALLY-ADJUSTABLE                   5,680,795
ROLLERS
HEAVY-DUTY MECHANICAL OSCILLATOR                                                                    5,644,950
MECHANICAL OSCILLATOR                                                                               5,592,852
STRUT CONSTRUCTION                                                                                  5,366,313
HINGED STRUT CONSTRUCTION                                                                           5,364,201
STRUT CONSTRUCTION                                                                                  5,265,970
LATCH CONSTRUCTION                                                                                  5,192,098
ANTI-FRICTION NUT                                                                                   5,191,805
LATCH CONSTRUCTION                                                                                  5,044,679
RELEASABLE FASTENER                                                                                 4,392,281
EXTENSIBLE & RETRACTABLE STRUT WITH SAFETY LATCH                                                    4,362,415
BALL-TYPE MECHANICAL TRANSMISSION                                                                   4,199,999
MECHANICAL SCREW TRANSMISSION                                                                       4,198,872
REVERSING NUT FOR DIAMOND THREAD SCREW                                                              4,031,765
ANTI-BACKLASH AUTOMATICALLY REVERSING NUT FOR A DIAMOND THREAD SCREW                                4,022,076
FLOATING NUT CONSTRUCTION                                                                           4,008,625
TELESCOPING STRUT CONSTRUCTION                                                                      3,945,744
RECIPROCATING DRIVE                                                                                 3,792,616
REVERSING NUT FOR A DIAMOND THREAD SCREW                                                            3,779,094
ECCENTRIC-ACTUATED HOOK-TYPE FASTENING DEVICE                                                       3,712,653
RELEASABLE PANEL FASTENER                                                                           3,675,531
LOCKING-TYPE MACHINE NUT                                                                            3,589,423
POWER OR MANUALLY RELEASED CARGO LATCH                                                              3,578,373
VARIABLE EFFICIENCY MECHANICAL TRANSMISSION                                                         3,766,800
RADIAL ROLLER ANTI-FRICTION TRANSMISSION WITH ECCENTRIC BUSHINGS                                    3,766,788
POWER OR MANUALLY RELEASED CARGO                                                                    3,360,562

                                   SCHEDULE A
                                   ----------
                             (LIST OF U.S. PATENTS)

TRANSTECHNOLOGY ENGINEERED COMPONENTS, LLC

Title                                                                                                Patent No.
-----                                                                                                ----------
STUD RETAINING FASTENER &METH F PRODUCING SAME                                                         4,385,431
SLOTTED DOUBLE THREAD IMPRESSION FASTENER                                                              4,440,535
IMPROVED FASTENING DEVICE                                                                              4,508,477
SELF-LOCKING PREVAILING TORQUE FASTENER                                                                4,595,325
REMOVABLE FASTENING ASSEMBLY                                                                           4,606,688
HEADLIGHT ADJUSTER GEAR ASSEMBLY                                                                       4,665,469
FASTENER ASSEMBLY FOR CYLINDRICAL OPENING                                                              4,735,534
STUD FASTENER                                                                                          4,776,740
HEADLIGHT POSITION ADJUSTMENT ASSEMBLY                                                                 4,796,494
VARIABLE DIAMETER SCREW FASTENER                                                                       4,826,375
STUD AND STUD RETAINING FASTENER ASSEMBLY                                                              4,834,603
TUBE UNION REINFORCING CLIP                                                                            4,913,468
VEHICLE HEADLIGHT POSITION ADJUSTMENT ASSEMBLY                                                         5,023,759
PUSH-IN FASTENER CLIP                                                                                  5,036,567
VEHICLE HEADLAMP POSITION ADJUSTMENT ASSEMBLY                                                          5,045,987
PIVOT ASSEMBLY FOR VEHICLE HEADLIGHT POSITION ADJUSTMENT                                               5,063,481
PUSH-IN FASTENER                                                                                       5,108,239
CLIP-ON FASTENER                                                                                       5,256,018
RETAINING RING AND CUTTER THEREFOR                                                                     5,352,079
TUBE CLIP                                                                                              5,567,074
SNAP-IN FASTENER                                                                                       5,593,263
TRIM CLIP                                                                                              5,774,949
HEADLIGHT POSITION ADJUSTMENT ASSEMBLY                                                                 5,775,795
PREVAILING TORQUE CLIP FOR THIN WALL PANEL                                                             5,829,934
THREADED NUT EXPANSION FASTENER                                                                        5,873,690
CAGED NUT FASTENER                                                                                     5,893,694
THE BLIND MAN                                                                                            pending
INSTANT HEAT FOR MOTOR VEHICLE                                                                           pending
POLYMER LIGHT SHIELD                                                                                     pending
CURTAIN RAIL RETENTION CLIP                                                                              pending
HEADLAMP ADJUSTER LAMP ATTACHMENT NUT                                                                    pending
CUT-OFF HEAD FOR WIRE AND STRIP                                                                          pending
COMBINED LIGHT  SHIELD AND HEAT SHIELD FOR HEADLIGHT                                                     pending
FLEXIBLE ADJUSTER FOR HEADLAMPS                                                                          pending
VEHICLE HEADLAMP AIMING DEVICE                                                                           pending

                                   SCHEDULE A
                                   ----------
                            (LIST OF FOREIGN PATENTS)


SEEGER INC.

Title                                                                                 Patent No.           Country
-----                                                                                 ----------           -------

METHODS AND APPARATUS FOR INSTALLING A RADIALLY ASSEMBLED SPRING                         162,356            Mexico
RETAINING RING INTO AN EXTERNAL GROOVE OF A WORKPIECE

TRANSTECHNOLOGY ENGINEERED COMPONENTS, LLC

Title                                                                           Registration No.           Country
-----                                                                           ----------------           -------

PREVAILING TORQUE CLIP FOR THIN WALL PANEL                                               pending            Brazil
CAGED NUT FASTENER                                                                       pending            Brazil
THREADED NUT EXPANSION FASTENER                                                          pending            Brazil
SNAP IN FASTENER                                                                         pending            Canada
PREVAILING TORQUE CLIP FOR THIN WALL PANEL                                               pending            Canada
TRIM CLIP                                                                                pending            Canada
HEADLIGHT POSITION ADJUSTMENT ASSEMBLY                                                   pending            Canada
CAGED NUT FASTENER                                                                       pending            Canada
COMBINED LIGHT SHIELD AND HEAT SHIELD FOR HEADLIGHT                                      pending            Canada
THREADED NUT EXPANSION FASTENER                                                          pending            Canada
STUD RETAINING FASTENER & METH F PRODUCING SAME                                        1,134,652            Canada
FASTENER                                                                               1,141,516            Canada
SLOTTED DOUBLE THREAD IMPRESSION FASTENER                                              1,183,030            Canada
IMPROVED FASTENING DEVICE                                                              1,220,371            Canada
IMPROVED SLOTTED FASTENER                                                              1,229,251            Canada
SELF-LOCKING PREVAILING TORQUE FASTENER                                                1,246,907            Canada
FASTENING DEVICE                                                                       1,254,409            Canada
HEADLIGHT POSITION ADJUSTMENT ASSEMBLY                                                 1,283,088            Canada
STUD FASTENER                                                                          1,302,749            Canada
TUBE UNION REINFORCING CLIP                                                            2,013,616            Canada
CLIP-ON FASTENER                                                                       2,102,174            Canada
PREVAILING TORQUE CLIP FOR THIN WALL PANEL                                               pending               EPC
TRIM CLIP                                                                                pending               EPC
HEADLIGHT POSITION ADJUSTMENT ASSEMBLY                                                   pending               EPC
CAGED NUT FASTENER                                                                       pending               EPC
COMBINED LIGHT SHIELD AND HEAT SHIELD FOR HEADLIGHT                                      pending               EPC
THREADED NUT EXPANSION FASTENER                                                          pending               EPC
SHEET METAL NAIL                                                                       EP0014084               EPC
REUSABLE RELEASABLE FASTENER                                                           EP0021849               EPC
IMPROVED FASTENING DEVICE                                                              EP0106451               EPC
SNAP-IN FASTENER                                                                         pending     Great Britain


TUBE CLIP                                                                                pending            Mexico
SNAP-IN FASTENER                                                                         pending            Mexico

TRANSTECHNOLOGY CANADA CORPORATION


Title                                                                           Registration No.           Country
-----                                                                           ----------------           -------

SNAP-IN FASTENER                                                                       2,175,508            Canada
PREVAILING TORQUE CLIP FOR THIN WALL PANEL                                             2,250,940            Canada
TRIM CLIP                                                                              2,242,312            Canada

HEADLIGHT POSITION ADJUSTMENT ASSEMBLY                                                 2,240,698            Canada
CAGED NUT FASTENER                                                                     2,246,037            Canada
COMBINED LIGHT SHIELD AND HEAT SHIELD FOR HEADLIGHT                                    2,262,171            Canada
THREADED NUT EXPANSION FASTENER                                                        2,257,062            Canada
STUD RETAINING FASTENER & METH F PRODUCING SAME                                        1,134,652            Canada
FASTENER                                                                               1,141,516            Canada
SLOTTED DOUBLE THREAD IMPRESSION FASTENER                                              1,183,030            Canada
IMPROVED FASTENING DEVICE                                                              1,220,371            Canada
IMPROVED SLOTTED FASTENER                                                              1,229,251            Canada
SELF-LOCKING PREVAILING TORQUE FASTENER                                                1,246,907            Canada
FASTENING DEVICE                                                                       1,254,409            Canada
HEADLIGHT POSITION ADJUSTMENT ASSEMBLY                                                 1,283,088            Canada
STUD FASTENER                                                                          1,302,749            Canada
TUBE UNION REINFORCING CLIP                                                            2,013,616            Canada
CLIP-ON FASTENER                                                                       2,102,174            Canada

                                                                 SCHEDULE 5.23.B

                                   SCHEDULE A
                                   ----------
                            (LIST OF U.S. TRADEMARKS)
                          U.S. TRADEMARK REGISTRATIONS

TRANSTECHNOLOGY CORPORATION

  Trademark or Service Mark                                                  Registration No.
  -------------------------                                                  ----------------

  MAKE-A-CLAMP                                                                        975,772
  ON-SERT                                                                             882,005
  PAL                                                                                 340,210
  PALNUT                                                                              556,075
  POWER-SEAL S                                                                        869,921
  PUSHNUT                                                                             617,710
  YMC                                                                                 962,336
  CURTIS & MARBLE                                                                     686,245
  MILLER                                                                            1,034,505
  TAG-O-MATIC                                                                         838,728
  TRANSCOLORIZER                                                                      888,222
  AEROVANE                                                                            988,905
  FRIEZ                                                                               552,482
  MAGNESYN                                                                            388,445
  MAGNESYN                                                                            396,990
  PSYCHRON                                                                            650,065
  TRANSFRISKER                                                                        878,559
  FEDERAL LABORATORIES INC. SALTSBURG, PENNA.                                         904,554
  MINI-STREAMER                                                                       877,271
  SKAT SHELL                                                                          957,550
  TRIPLE-CHASER                                                                       864,805
  TEXICON                                                                             399,214
  AERO-SEAL                                                                         1,723,241
  BREEZE                                                                            1,147,031
  CONSTANT-TORQUE                                                                   1,307,639
  EURO-SEAL                                                                         1,985,466
  HI-TORQUE                                                                         1,892,921
  SPOON NUT                                                                         2,073,414
  BREEZE                                                                            1,134,995
  PACK TECH                                                                         1,181,853
  TUFFER                                                                            1,293,917
  BELFORT                                                                           1,259,284
  BI-PRO                                                                            1,261,528
  BI-SHELL                                                                          1,115,971
  BREEZE                                                                            1,135,036
  MT                                                                                1,249,749
  PLATFORMATION                                                                     1,446,147
  SIGNAMATION                                                                       1,446,146
  TELLERMATION                                                                      1,453,017
  ULTRAGRAF                                                                         1,200,315
  FEDERAL LABORATORIES                                                              1,725,445

SEEGER INC.

  Trademark or Service Mark                                                  Registration No.
  -------------------------                                                  ----------------

  CRESCENT                                                                            615,340
  GRIPRING                                                                            721,293
  KLIPRING                                                                          1,035,195
  PRONG-LOCK                                                                        1,026,539
  RETAINING RING DESIGN                                                             1,330,849
  RETAINING RING DESIGN                                                               780,219
  RING-JECTOR                                                                       1,172,920
  RING-MOUNT                                                                          737,496
  RING-O-MAT                                                                          721,869
  ROL-PAK                                                                           1,179,814
  SEEGER                                                                            1,437,708
  SEEGER AND DESIGN                                                                 1,444,876
  SNAP-PAK                                                                            708,065
  TRUARC (BLOCK LETTERS)                                                            1,001,237
  TRUARC RADIAL POWER-GUN                                                           1,329,250
  WALDES TRUARC                                                                     2,073,279

AEROSPACE RIVET MANUFACTURERS CORPORATION

 Trademark or Service Mark                                                   Registration No.
 -------------------------                                                   ----------------

 AR                                                                                 1,849,781

NORCO INC.

 Trademark or Service Mark                                                   Registration No.
 -------------------------                                                   ----------------

 NORCO INC.                                                                         1,153,612
 BALL REVERSER                                                                      1,144,720
 NORCO                                                                              2,209,301

TRANSTECHNOLOGY ENGINEERED COMPONENTS, LLC

 Trademark or Service Mark                                                   Registration No.
 -------------------------                                                   ----------------

 SPEED NUT                                                                            517,759
 SPEED NUTS (WITH DESIGN)                                                             352,168
 T                                                                                    927,128
 TINNERMAN                                                                            918,766

TRADEMARK APPLICATIONS

TRANSTECHNOLOGY CORPORATION

 Trademark or Service Mark                                                                   Serial No.
 -------------------------                                                                   ----------

 ENGINEERED PRODUCTS FOR GLOBAL PARTNERS                                                     75-657,953
 TT                                                                                          75-657,952

NORCO, INC.

 Trademark or Service Mark                                                                   Serial No.
 -------------------------                                                                   ----------

 NORLAB CALIBRATION GASES AND EQUIPMENT A DIVISION OF NORCO, INC.                            75-376,348

TCR CORPORATION

 Trademark or Service Mark                                                                   Serial No.
 -------------------------                                                                   ----------

 TCR                                                                                         75-446,359

                                   SCHEDULE A
                                   ----------
                          (LIST OF FOREIGN TRADEMARKS)

SEEGER INC.

 Trademark or Service Mark                     Registration No.            Country
 -------------------------                     ----------------            -------

 GRIPRING (stylized)                           1,478,547                   France
 KLIPRING                                      1,244,673                   France
 MULTIARC                                      347,047                     Canada
 MULTIARC                                      1,244,672                   France
 MULTIARC                                      2258136                     Japan
 RETAINING RING (device)                       1,478,542                   France
 RING-GUN (word)                               1,478,543                   France
 RING-JECTOR (word)                            1,478,546                   France
 RING-O-MAT (word)                             1,478,545                   France
 ROL-PAK (word)                                1,478,544                   France
 SNAP-PAK (word)                               1,478,541                   France
 TRUARC                                        113/1947                    Denmark
 TRUARC                                        1,403,335                   France
 TRUARC                                        490,235                     Italy
 TRUARC                                        62,631                      Sweden
 TRUARC                                        A106152                     Australia
 TRUARC                                        21,274                      Austria
 TRUARC                                        041,123                     Benelux
 TRUARC                                        UCA 18695                   Canada
 TRUARC                                        335,460                     Chile
 TRUARC                                        285,851                     India
 TRUARC                                        285,853                     India
 TRUARC                                        36,809                      Israel
 TRUARC                                        37,198                      Israel
 TRUARC                                        383,007                     Mexico
 TRUARC                                        39911                       Norway
 TRUARC                                        56,957                      Singapore
 TRUARC                                        KOR 3802                    Thailand
 TRUARC                                        630,996                     U.K.
 TRUARC                                        B716,372                    U.K.
 TRUARC                                        76103-F                     Venezuela
 TRUARC                                        619,687                     West Germany
 TRUARC (block letters)                        168460                      Uruguay
 TRUARC (stylized)                             0196015                     Spain
 TRUARC (stylized)                             351,903                     Switzerland
 TRUARC RADIAL POWER GUN                       94 544 805                  France
 TRUARC RADIAL POWER-GUN                       501,118                     Italy
 TRUARC RADIAL POWER-GUN                       328,509                     Canada
 TRUARC RADIAL POWER-GUN                       1,087,422                   Germany
 WALDES TRUARC                                 367596                      Canada
 WALDES TRUARC                                 335,459                     Chile
 WALDES TRUARC                                 361,878                     Mexico

TRANSTECHNOLOGY ENGINEERED COMPONENTS, LLC

 Trademark or Service Mark                               Registration No.                       Country
 -------------------------                               ----------------                       -------

 SPEED NUT                                                     TMDA 52380                        Canada
 TINNERMAN                                                    TMA 277,215                        Canada
 TINNERMAN                                                         128350                        Mexico

TRANSTECHNOLOGY CANADA CORPORATION

 Trademark or Service Mark                               Registration No.                       Country
 -------------------------                               ----------------                       -------

 SPEED NUT                                                     TMDA 52380                        Canada
 TINNERMAN                                                    TMA 277,215                        Canada


(PENDING)

SEEGER INC.

Trademark or Service Mark                                      Serial No.                       Country
-------------------------                                      ----------                       -------

TRUARC RADIAL POWER GUN                                                AP                        Mexico
WALDES TRUARC - CL. 7                                        AP 819927031                        Brazil
WALDES TRUARC - CL. 8                                        AP 819927090                        Brazil

                                  SCHEDULE 5.24
                                  -------------

                         POTENTIAL CONFLICTS OF INTEREST
                         -------------------------------

NONE

                                  SCHEDULE 5.26
                                  -------------

                             OUTSTANDING BORROWINGS
                             ----------------------

1.

                                                                AMOUNT AS
                                                             OF JULY 2, 2000
                                                             ---------------

          Breeze-Industrial PA Development Authority          $    956,000

          IRR-Northwestern Mutual Life                        $    394,000
          Revolving Credit Facility (8.83%)                   $148,079,000
          Revolving Credit Facility (10.75%)                  $ 10,000,000
          Term Loan (9.44%)                                   $ 44,375,000
          Bridge Loan (16.69%)                                $ 75,211,000


2.    See Schedules 5.8 and 5.17.

                                  SCHEDULE 5.28
                                  -------------

                                    INSURANCE
                                    ---------

1.   See attached report.


2.   See Schedule 5.22(a) for health care policies.

TransTechnology Corporation

COVERAGE:                                    Aircraft Products Liability

INSURER:                                     Aircraft Builders Council of London - Lloyds of London and
                                             Other London Companies

POLICY NUMBER:                               AW7400200

INCEPTION/EXPIRATION:                        04/01/2000 - 04/01/2001

LIMITS:                                               $50,000,000 Bodily Injury (Including Personal Injury) and Property
                                                                  Damage for any one Occurrence and in the Aggregate,
                                                                  including within such limit Grounding Liability for any one
                                                                  Occurrence and in the Aggregate



                                                     $100,000,000 Separate Limit for ARMC; Combined Single Limit for Bodily
                                                                  Injury and Property Damage for any one Occurrence and
                                                                  Aggregate including with such Limit Grounding Liability for
                                                                  $100M



DEDUCTIBLE:                                                  None

TERRITORY:                                              Worldwide

NET PREMIUM:                                             $240,520











08/03/00                                                                 Page 1


TransTechnology Corporation

COVERAGE:                                    Crime

INSURER:                                     Federal Insurance Company (Chubb)

POLICY NUMBER:                               8158-77-71

INCEPTION/EXPIRATION:                        04/01/1999 - 04/01/2001

LIMITS:                                                $5,000,000 Employee Theft
                                                        5,000,000 Premises
                                                        5,000,000 Transit
                                                        5,000,000 Depositors Forgery
                                                        5,000,000 Computer Theft & Funds Transfer
                                                        5,000,000 Money Order & Counterfeit Currency
                                                        5,000,000 Credit Card Forgery

DEDUCTIBLE:                                                  None Money Order & Counterfeit Currency
                                                             None Credit Card Forger
                                                           10,000 All Other Coverages

CANCELLATION:                                                  90 Days


AMENDMENTS:                                  Worldwide Territory Coverage
                                             ERISA Coverage
                                             Student / Volunteer Coverage
                                             Temporary Personnel Extension
                                             Noncompensated Officers Covered As "Employees"
                                             Directors and Trustees Covered As "Employees"
                                             Included as Insured is any Benefit
                                             Program, Employee Benefit Plan, or
                                             program located anywhere in the
                                             world sponsored or administered by
                                             a TTC company.

COMMENTS:                                    Covers TransTechnology Engineered Components, LLC and
                                             TransTechnology Canada Corporation beginning 08/31/99 at
                                             no additional premium.

NET PREMIUM:                                              $20,000








08/03/00                                                                 Page 2


TransTechnology Corporation

COVERAGE:                                    Directors and Officers Liability

INSURER:                                     Federal Insurance Company (Chubb)

POLICY NUMBER:                               8158-77-72

INCEPTION/EXPIRATION:                        04/01/1999 - 04/01/2001

LIMITS:                                      $10,000,000 Annual Aggregate, Including Defense Costs

DEDUCTIBLE:                                          -0- Insuring Clause 1 -Per Individual
                                                         Director/Officer

                                                $250,000 Insuring Clause 2 - Corporate Reimbursement
                                                 250,000 Insuring Clause 3 - Applies only to Defense
                                                         Costs and is waived if the claim is resolved without an
                                                         indemnity obligation

COMMENTS:                                    Includes a Separate $10 Million Limit for Outside
                                             Directorships in Nonprofit Entities or in Scheduled Entities.
                                             One Year Extended Reporting Period for 65% of Annual
                                             Premium
                                             Continuity Date is 0l-Apr-88
                                             Has Two Year Program Endorsement.
                                             Includes Marital Estate Extension.
                                             Automatic Subsidiary Coverage for Newly Acquired or
                                             Created Companies up to 20% of Total Assets.
                                             Insuring Clause 1: Pays on behalf of Insured Persons losses that are not indemnified by the Insured Organization.
                                             Insuring Clause 2: Pays on behalf of the Insured Organization losses for which the Insured Organization indemnifies Insured
                                             Persons.
                                             Insuring Clause 3: Pays on behalf
                                             of any Insured Organization losses
                                             on claims arising from a Wrongful
                                             Act (specifically, Securities
                                             Related Transactions).
                                             Covers TransTechnology Engineered
                                             Components, LLC and TransTechnology
                                             Canada Corporation beginning
                                             08/31/99 at no additional premium.

CANCELLATION:                                               90 Days

NET PREMIUM:                                          $118,500





08/03/00                                                                 Page 3


TransTechnology Corporation

COVERAGE:                                    Excess Directors and Officers Liability

INSURER:                                     Zurich American Insurance Company

POLICY NUMBER:                               DOC 3774037 02

INCEPTION/EXPIRATION:                        04/01/2000 - 04/01/2001

LIMITS:                                       $10,000,000   Excess of $10MM Primary (Annual Aggregate)

COMMENTS:                                    Pending or Prior Litigation Exclusion is 01-Apr-97
                                             Excess Follow Form of Chubb's D&O
                                             (including Entity Coverage for
                                             Securities Transactions) and
                                             Outside Directorship Liability
                                             Sections
                                             Prior Notice Exclusion
                                             Covers TransTechnology Engineered
                                             Components, LLC and TransTechnology
                                             Canada Corporation beginning
                                             08/31/99

NET PREMIUM:                                           $49,560






















08/03/00                                                                 Page 4


TransTechnology Corporation

COVERAGE:                                    Fiduciary Liability

INSURER:                                     Federal Insurance Company (Chubb)

POLICY NUMBER:                               8148-77-72

INCEPTION/EXPIRATION:                        04/01/1999 - 04/01/2001

LIMITS:                                            $10,000,000  Annual Aggregate, Including Defense Costs

DEDUCTIBLE:                                                -0-  Each Loss, For Non-Indemnifiable Loss
                                                           -0-  Each Loss, For Indemnifiable Loss

EXTENDED REPORTING:                                   One Year  Discovery Period
                                                           65%  Of Annual Premium

CONTINUITY DATE:                                     01-Apr-88

CANCELLATION:                                               60  Days

COMMENTS:                                    Coverage is for any Benefit Program, Employee Benefit Plan,
                                             Insured Plan, or program located anywhere in the world
                                             sponsored, operated, maintained, or administered by a TTC
                                             company.
                                             Covers TransTechnology Engineered
                                             Components, LLC and TransTechnology
                                             Canada Corporation beginning
                                             08/31/99 at no additional premium.

NET PREMIUM:                                           $14,834


















08/03/00                                                                 Page 5


TransTechnology Corporation

COVERAGE:                                    Blanket Travel Accident (Accidental Death and
                                             Dismemberment)

INSURER:                                     Zurich Insurance Company

POLICY NUMBER:                               GTU 8338450

INCEPTION/EXPIRATION:                        04/01/1999 - 04/01/2002

PRINCIPAL SUM:                                          $300,000       Class I, All Directors
                                                     "Three (3) times  Class II, All Other Employees
                                                  Annual Earnings* to
                                                        $500,000 max"

                                             *annual earnings excludes commissions, bonuses, and overtime

TOTAL LIMIT OF LIABILITY:                              $2,500,000  Maximum Payment Per Aircraft Accident

INSURED COMPANIES:                           This policy covers named divisions and subsidiaries
                                             Breeze-Eastern          Breeze Industrial Products
                                             Norco, Inc.             Waldes/Industrial Retaining Ring
                                             TCR Corporation         ARMC
                                             Palnut                  TT Engineered Components, LLC
                                             TransTechnology Canada Corporation
                                             Seeger Reno Industria e Comercio Ltda. (Brazil)
                                             Seeger-Orbis GmbH (Germany)


BENEFIT:                                     Principal Sum is payable for a)
                                             death, b) loss of speech and
                                             hearing, or c) loss of two or more
                                             "members" (member means hand, foot,
                                             or eye). Partial benefit is payable
                                             for a) loss of speech or hearing,
                                             b) loss of thumb and index finger,
                                             or c) loss of one "member."

HAZARDS INSURED:                             Provides 24 hour coverage for accidents occurring while
                                             traveling on TTC business. Traveling means away from the
                                             TTC premises in the employee's city of permanent assignment.
                                             Does not cover commuting between home and work. Covers
                                             "personal deviations" while on business trips (an activity not reasonably related to business and not incidental to the
                                             business trip).


COMMENTS:                                    Covers TransTechnology Engineered Components, LLC and
                                             TransTechnology Canada Corporation beginning 08/31/99

NET PREMIUM:                                           $3,941  Premium for second annual installment,
                                                                     which includes the Tinnerman companies



08/03/00                                                                 Page 6


TransTechnology Corporation

COVERAGE:                                    Foreign General Liability & Auto Liability

INSURER:                                     ACE American Insurance Co. (formerly CIGNA)

POLICY NUMBER:                               PHF-054250

INCEPTION/EXPIRATION:                        04/01/2000 - 04/01/2001

LIMITS:                                      Commercial General Liability

                                                       $1,000,000  Each Accident

                                                        1,000,000  Products & Completed Operations Aggregate
                                                        1,000,000  Premises Damage Limit (per occurrence)
                                                           10,000  Medical Expense Limit (any one person)



                                             Contingent Auto Liability & Physical Damage
                                                       $1,000,000  Combined Single Limit for Hired &
                                                                   Nonowned Autos Excess of any Local
                                                                   Compulsory Insurance
                                                            1,000  Physical Damage for any one Hired Auto
                                                           10,000  Physical Damage for Hired Auto in Policy
                                                                   Period

                                             Employee Benefits Liability Endorsement (Claims Made Form)
                                                       $1,000,000  Employee Benefit Programs Negligent Acts,
                                                                   Per Occurrence and Annual Aggregate

                                             Employers Responsibility Coverage (Foreign WC)
                                                    State of Hire  Foreign WC Benefits for North Americans
                                                       $1,000,000  Employers Liability
                                                          250,000  Repatriation (with Executive Assistance)


DEDUCTIBLE:                                                $1,000  Employee Benefit Programs Negligent Acts
                                                              -0-  All Other Coverages

COMMENTS:                                    Policy Territory is Worldwide Excluding the United State, Its
                                                 Territories and Possessions and Puerto Rico.
                                             Policy Jurisdiction is Worldwide.
                                             Excludes Coverage for Aircraft Products.
                                             Foreign WC coverage added 04/01/2000.

NET PREMIUM:                                              $10,621  Foreign Liability
                                                            2,607  Foreign WC
                                                            -----
                                                          $13,228


08/03/00                                                                 Page 7


TransTechnology Corporation

COVERAGE:                                    Vehicle Liability

INSURER:                                     Travelers Indemnity Company of Illinois

POLICY NUMBER:                               TJ-CAP-752G3532-TIL-00

INCEPTION/EXPIRATION:                        04/01/2000 - 04/01/2001

LIMITS:                                                $1,000,000  Bodily Injury and Property Damage
                                                        1,000,000  Uninsured Motorists
                                                        1,000,000  Underinsured Motorists
                                                            5,000  Medical Payments
                                                              ACV  Owned Autos - Actual Cash Value for Damage
                                                           30,000  Hired Autos - Max Value for Physical Damage

DEDUCTIBLE:                                                  None  Liability
                                                             $100  Comprehensive
                                                              250  Collision

CANCELLATION:                                                  90  Days

COVERAGES:                                   Provides Drive Other Car Coverage
                                             Covers All Owned and Long-Term Leased Autos
                                             Covers Liability for Hired and Nonowned Autos
                                             Provides Physical Damage Coverage for Hired Autos

RATE PER UNIT:                                               $900  Per unit for auto liability - 39 at inception
                                                              245  Per unit for auto physical damage - 39 at
                                                                   inception

NET PREMIUM:                                              $44,655  Deposit at Inception













08/03/00                                                                 Page 8

TransTechnology Corporation

                            VEHICLE LIABILITY POLICY

Report newly acquired vehicles to obtain a proof of insurance identification card. This card must be carried in the glove compartment at all times. Call Greg Johnson (805-497-6200) to report changes in owned or leased vehicles.

The TransTechnology business auto policy provides these coverages:

-        Liability

         - Owned Vehicles. We have liability coverage (both bodily injury and property damage) for accidents involving owned vehicles.

         - Hired (Rented) Vehicles in U.S. and Canada Only. The TransTechnology policy automatically provides liability insurance for the Corporation when employees use rented vehicles.

         - Nonowned (Employee-Owned) Vehicles. The TT auto policy protects TT and its subsidiaries from liability suits when employees use their own cars on company business. IMPORTANT - THE CORPORATE POLICY PROTECTS THE CORPORATION ONLY. It will not compensate employees for damage to their own vehicles nor will it protect employees from claims filed against them personally.

-         Physical Damage

         - Owned Vehicles. Owned or leased vehicles are covered for physical damage loss. They are insured at actual cash value up to $30,000. The deductible for collision damage is $250.

         - Hired (Rented) Vehicles in U.S. and Canada Only. Vehicles are automatically covered for physical damage by the corporate auto policy. You do not need to purchase the Collision Damage Waiver. Rented vehicles are insured at actual cash value up to $30,000.

         - Nonowned (Employee-Owned) Vehicles. TT does not provide coverage for physical damage to nonowned (employee-owned) vehicles!


08/03/00                                                                 Page 9


TransTechnology Corporation

COVERAGE:                          Commercial General Liability

INSURER:                           Chubb Custom Insurance Company

POLICY NUMBER:                     7947-96-76 CWD

INCEPTION/                         04/01/2000 - 04/01/2001
EXPIRATION:

LIMITS:                                      $2,000,000  General Aggregate For Other Than Products &
                                                         Completed Operations
                                              1,000,000  Products and Completed Operations Aggregate Limit
                                              1,000,000  Each Occurrence Limit for Bodily Injury and
                                                         Property Damage
                                              1,000,000  Personal and Advertising Injury Limit
                                              1,000,000  Employee Benefit Liability (Claims Made)
                                                 50,000  Property Damage to Rented Premises
                                                  1,000  Medical Expense

SELF-INSURED                                   $500,000  For Discontinued Operations
RETENTION:                                       10,000  For Continuing Operations
                                                    Nil  For Premises Liability

                                                 50,000  Employee Benefit Liability (Deductible)
CANCELLATION:                                        60  Days

POLICY TERMS:                      This is the third year of a three-year program
                                   Covers occurrences and suits in the U.S., Canada, and Puerto Rico
                                   Claim Handling service is provided by Constitution State
                                   Includes Travel Accident coverage for 13 directors and officers
                                   Defense Costs erode self-insured retention
                                   Defense Costs do not reduce policy limits


REPORTING                                  $193,601,800  Projected revenue - U.S. & Canada
                                                   1.40  Rate per $1,000 revenue for first $175M
                                                   1.12  Rate per $1,000 revenue above $175M


NET PREMIUM:                       $265,834 Deposit at Inception





08/03/00                                                                Page 10


TransTechnology Corporation

COVERAGE:                          Primary Umbrella Liability


INSURER:                           Chubb Insurance Company of New Jersey

POLICY NUMBER:                     7975-17-56 CAS

INCEPTION/                         04/01/1998 - 04/01/2001
EXPIRATION:

LIMITS:                                     $20,000,000  Each Occurrence
                                             20,000,000  Aggregate Excess of Scheduled Underlying

SELF-INSURED                                        -0-
RETENTION:

CANCELLATION:                                        60  Days

POLICY TERMS:                      Covers Industrial Retaining Ring and TCR beginning 04/01/98.
                                   Covers ARMC beginning 06/29/98.
                                   Covers Norco beginning 07/28/98.
                                   Covers TransTechnology Engineered Components, LLC and
                                   TransTechnology Canada Corporation beginning 08/31/99.


NET PREMIUM:                                   $255,607  Flat three year prepaid
                                                 26,793  Flat additional premium for Tinnerman acquisition (1)
                                               --------
                                               $282,400

(1) Additional premium billed on 04/01/2000. $9,871 of the additional premium was charged to Tinnerman in FY1999-2000 and $16,922 was charged to Tinnerman in FY2000-2001.















08/03/00                                                                Page 11


TransTechnology Corporation

COVERAGE:                          Excess Umbrella Liability

INSURER:                           American Home (National Union)

POLICY NUMBER:                     3466936

INCEPTION/EXPIRATION:              04/01/2000 - 04/01/2001


LIMITS:                            $20,000,000  Each Occurrence & Aggregate Excess of Primary
                                                Umbrella
NET PREMIUM:                           $30,000

































08/03/00                                                                Page 12


TransTechnology Corporation

COVERAGE:                     Combined Property and Boiler & Machinery

INSURER:                      American Guarantee & Liability Insurance Company (Zurich)

POLICY NUMBER:                ERP3589392-00

INCEPTION/EXPIRATION:         04/01/2000 - 04/01/2001


LIMITS:                              $467,039,546  Blanket Limit for Real and Personal Property including
                                                   Boiler & Machinery, Rental Insurance, Business
                                                   Interruption, EDP Media/Equipment
                                      100,000,000  Flood, per occurrence and annual aggregate
                                      100,000,000  Earth Movement excluding California
                                        2,500,000  Earth Movement in California (ARMC)
                                       25,000,000  Accounts Receivable or Valuable Papers
                                       25,000,000  Building Ordinance and Demolition & Increased Cost of
                                                   Construction
                                       25,000,000  Newly Acquired Buildings & Personal Property at
                                                   locations with sprinklers
                                        5,000,000  Newly Acquired Buildings & Personal Property at
                                                   locations without sprinklers
                                       10,000,000  Contingent Business Interruption
                                       10,000,000  Service Interruption
                                       10,000,000  Extra Expense at Scheduled Locations
                                       10,000,000  EDP Reconstruction
                                        5,000,000  Miscellaneous Unnamed Locations
                                        5,000,000  Or 25% of loss for Debris Removal
                                        2,500,000  Expediting Expense
                                        1,000,000  Decontamination Expense
                                        1,000,000  Transit, per conveyance, per disaster
                                          250,000  Leasehold Interest

DEDUCTIBLES:                              $25,000  All Perils, Except
                                    24 Hrs + $25K  Service Interruption
                                           50,000  Flood & Earth Movement (excluding CA)
                                          250,000  Flood & Sewer Backup at Millburn, NJ
                                     5% of values  Earth Movement in CA (subject to $100,000 min)

NET PREMIUM:                             $268,000  Property Premium
                                           11,913  California Earth Movement
                                         --------
                                         $279,913  Total Premium

08/03/00                                                                Page 13


TransTechnology Corporation

COVERAGE:                          Marine Cargo

INSURER:                           Liberty Mutual - GRE

POLICY NUMBER:                     OMC 8059

INCEPTION/EXPIRATION:              Continuous Until Canceled


LIMITS:                                        $750,000  Any one Vessel
                                                750,000  Any one Aircraft
                                                  1,000  Any one package by Mail or Parcel Post
                                                500,000  Contingent Domestic Transit, including Canada and
                                                         Mexico (this is backup
                                                         coverage in case the
                                                         cargo is supposed to be
                                                         insured by another
                                                         party, but in fact, is
                                                         not)
                                                500,000  Truck Shipments to Mexico
                                                100,000  Location & Exhibition Coverage

DEDUCTIBLE:                                        $100 Per Occurrence

RATES:                                              .07 Per $100 of international sales

REPORTING:                         Premium adjustable based on annual report of international sales
                                   Estimated shipments at inception = $17,520,000

NET PREMIUM:                                    $12,000 Annual Deposit



08/03/00                                                                Page 14


TransTechnology Corporation

COVERAGE:                          Workers' Compensation

INSURER:                           The Travelers Indemnity Company

POLICY NUMBER:                     TC2J-UB-752G351-9-00

INCEPTION/EXPIRATION:              04/01/2000 - 04/01/2001

LIMITS:                                       Statutory Workers' Compensation
                                             $1,000,000 Employers' Liability

PROGRAM FACTORS:                   Loss Responsive Rating Plan - High Deductible
                                   Policy excludes monopolistic states (e.g., Ohio)
                                            $52,290,232  Estimated payroll at inception
                                                150,000  Deductible, each accident
                                                 43,102  State surcharges, deferred until audit
                                                  .0911  Rate per $100 of payroll for administrative expense
                                                  .2529  Rate per $100 of payroll for deductible premium
                                                 1.2899  Rate per $100 of payroll for maximum loss content
                                                    10%  Loss conversion factor (claim handling fee)

NET PREMIUM:                                   $179,878 Program expenses
                                                 38,000 Estimated claim handling fees
                                                385,000 Cash collateral & loss fund
                                                 43,102 Deferred surcharges (due 18 mos after inception)
                                               --------
                                               $645,980















08/03/00                                                                Page 15


TransTechnology Corporation

COVERAGE:                          Excess Difference in Conditions - Earthquake (at ARMC only)

INSURER:                           Clarendon National

POLICY NUMBER:                     EQ98000944

INCEPTION/EXPIRATION:              04/18/2000 - 04/01/2001

LIMITS:                                      $7,500,000  Policy Limit, per occurrence and annual aggregate;
                                                         EXCESS of $2.5 MM Primary (see Property policy)
                                                250,000  Pollution Cleanup & Removal, per occurrence and
                                                         annual aggregate


DEDUCTIBLE:                        This is an excess policy.  The primary Property policy from Zurich
                                   (page 13) sets the deductible for Earthquake coverage.

COMMENTS:                          Insures Earthquake at City of Industry, CA location only
                                   Covers personal property, business interruption, EDP, extra expense
                                   Valuation is Replacement Cost.
                                   Does NOT cover Buildings
                                   Does NOT cover Building Ordinance
                                   Does NOT cover Earthquake Sprinkler Leakage (see Property policy)


PREMIUM:                           $19,060             Prorated premium
                                       150             CAT fee
                                   -------
                                   $19,210


08/03/00                                                                Page 16


TransTechnology Corporation

COVERAGE:                                    Flood (at Norco only)

INSURERS:                                    Travelers
                                             National Flood Insurance Program

POLICY NUMBER:                               2-5658-1440-5        (Travelers)
                                             1933015842           (National Flood Insurance Program)

INCEPTION/EXPIRATION:                        09/30/1999 - 09/30/2000 (Travelers)
                                             10/24/1999 - 10/24/2000 (NFIP)

LIMITS:                                                  $500,000 Building
                                                          500,000 Contents

COMMENTS:                                    Travelers policy covers building at 141 Ethan Allen Highway
                                             NFIP policy covers building at 139 Ethan Allen Highway

NET PREMIUM:                                               $4,744 (Travelers)
                                                            4,744 (NFIP)



















08/03/00                                                                Page 17


TransTechnology Canada Corporation

COVERAGE:                                    Vehicle Liability (Canada only)

INSURER:                                     Travelers Casualty & Surety Company of Canada

POLICY NUMBER:                               232D0323

INCEPTION/EXPIRATION:                        04/01/2000 - 04/01/2001

LIMITS:                                                $1,000,000  Bodily Injury and Property Damage


DEDUCTIBLE:                                                  None  Liability
                                                           $1,000  Comprehensive & Collision for owned autos
                                                              500  Comprehensive & Collision for hired autos

NET PREMIUM:                                              C$3,939  Deposit at Inception
                                                         US$2,805  Premium in US$ at inception exchange rate















08/03/00                                                                Page 18


TransTechnology Canada Corporation

COVERAGE:                                    Commercial General Liability (Canada only)

INSURER:                                     Travelers Casualty & Surety Company of Canada

POLICY NUMBER:                               232D0335

INCEPTION/EXPIRATION:                        04/01/2000 - 04/01/2001

LIMITS:                                                $2,000,000 General Aggregate for other than Products
                                                                  & Completed Operations
                                                        1,000,000 Each Occurrence Limit for Bodily Injury
                                                                  and Property Damage
                                                        1,000,000 Personal and Advertising Injury Limit
                                                           50,000 Property Damage to Rented Premises
                                                            1,000 Medical Expense
                                                        1,000,000 Employee Benefits Liability (Claims Made)
                                                                  Retroactive date = August 1, 1999


DEDUCTIBLE:                                                $1,000 Each Employee for Employee Benefits
                                                                  Liability

NET PREMIUM:                                              C$1,200 Deposit at Inception
                                                           US$880 Premium in US$ at inception exchange rate



08/03/00                                                                Page 19

                                  SCHEDULE 6.6
                                  ------------

                                   LITIGATION
                                   ----------


                                      NONE

                                  SCHEDULE 9.6
                                  ------------

                              DISPOSITION OF ASSETS
                              ---------------------

                    REAL ESTATE FROM DISCONTINUED OPERATIONS
                    ----------------------------------------

                          Union, New Jersey Real Estate

                         Glen Head, New York Real Estate

                        Placerita, California Real Estate

                          Wyoming, Illinois Real Estate

                                  SCHEDULE 9.11
                                  -------------

                                   INVESTMENTS
                                   -----------

                                                             As of July 30, 2000

1.   ELECSYS INCORPORATED
         Notes        $3,269,869
         Warrant      $3,170,000
                      ----------
         Total        $6,439,869

2.

                                                      NUMBER
         COMPANY NAME                                OF SHARES           TYPE
         ------------                                ---------           ----
         Textron                                        100             Common
         SPS Technologies, Inc.                         100             Common
         Fairchild Corp.                                100             Common
         Illinois Tool Works                            100             Common
         Penn Engineering & Manufacturing Corp.         100             Common
         Federal Screw Works                            100             Common
         Chicago Rivet & Machine Co.                    100             Common
         Black & Decker                                 100             Common
         Dev Tech Corp                                  100             Common

                                  SCHEDULE 9.12
                                  -------------

                             CONTINGENT OBLIGATIONS
                             ----------------------

1. Currency Hedges - TransTechnology Corporation Forward Contracts for sale of DM executed 9-17-99 and maturing on 9-18-00 and sale of Sterling executed on 10-23-99 with contract maturity date of 10-23-00.

2. TransTechnology Interest Rate Swap Agreements effective 5-4-99 and 3-3-00 with maturity dates 5-4-02 and 3-3-03, respectively.

3. Currency Hedges - Seeger-Orbis Forward Contracts for future payments to TransTechnology (GB) Limited purchase of Sterling executed on 2-18-00, 2-22-00 and 3-13-00 with contract maturity dates on 9-6-00, 9-7-00, 10-6-00, 11-7-00, 12-7-00, 1-5-01, 2-6-01, 3-6-01, and 4-6-01.

4. TransTechnology (GB) Limited Foreign Currency Forward Contracts for sale of Euros for sterling with contract maturity dates from 8-31-99 through 1-15-01 and sale of dollars for sterling with contract maturity dates from 9-11-00 through 12-11-00.

6.   ISDA Master Agreement between The Company and Bank One, N.A.

7.   TransTechnology   Corporation   guaranty  of  debts  and   liabilities   of
     TransTechnology (GB) Limited and Ellison Holdings Ltd. (through November 31, 2000)

8.   TransTechnology   Corporation  guaranty  of  Altersteilzeit   Pension  Plan
     (Seeger-Orbis).

9.   Earnout Agreement with the Sellers under acquisition agreements for:

        a.       Aerospace Rivet Manufacturers Corporation;
        b.       NORCO, Inc.; and
        c.       Ellison Holdings plc

                                  SCHEDULE 9.13
                                  -------------

                        MANAGEMENT FEES AND COMPENSATION
                        --------------------------------

1.   Consulting Agreement between The Company and John Dalton (director).